As filed with the Securities and Exchange Commission on March 13, 2017
1933 Act Registration No. 333-181615
1940 Act Registration No. 811-05721

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 17

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 452

Lincoln National Variable Annuity Account H
(Exact Name of Registrant)

American Legacy® Series

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (260) 455-2000

Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)

Copy to:

Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on ____________, pursuant to paragraph (b) of Rule 485
/x/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485

Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated February 13, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Max 6SelectSM Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications signed between May 22, 2017 and July 18, 2017. The rates may be different than those listed below for applications signed after July 18, 2017.

The initial Guaranteed Annual Income rate is based on your age as of the date of the first Guaranteed Annual Income withdrawal.  Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Guaranteed Annual Income rate will only increase upon an Automatic Annual Step-up, and will decrease once the Contract Value reaches zero.

The rates in Table A apply prior to the Contract Value reaching zero.  When the Contract Value reaches zero, Table B will always be used and, the Guaranteed Annual Income amount will be immediately recalculated to equal the Income Base multiplied by the applicable rate shown in Table B.   The rate in Table B will be based on the later of (a) your age at the time the first Guaranteed Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Automatic Annual Step-up.    If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Guaranteed Annual Income rate in Table B.

Table A				Table B

Single Life		Joint Life		Single Life & Joint Life
Age	GAI Rate	Age	GAI Rate	Age	GAI Rate
55-58	X.XX%	55-58	X.XX %	55+	X.XX %
59-64	X.XX %	59-64	X.XX %
65+	X.XX %	65+	X.XX %

In order to receive the rates indicated in this Rate Sheet, your application must be signed and dated on or before the last day of the effective period noted above. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application and have not decreased, you will receive the higher set of rates.  If the rates have decreased when we compare the Guaranteed Annual Income rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Legacy (Reg. TM) Series
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account H
May 1, 2017

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by The Lincoln National Life Insurance Company
(Lincoln Life or Company). Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
o American Legacy (Reg. TM) Series B-Share
o American Legacy (Reg. TM) Series C-Share
o American Legacy (Reg. TM) Series L-Share

In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

These contracts can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth
IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.

These contracts are designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The benefits offered under these contracts may be a variable or fixed amount, if available, or a combination of both. These contracts also offer a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.

The minimum initial Purchase Payment for the contract is $10,000. The minimum initial Purchase Payment for nonqualified American Legacy (Reg. TM) Series
C-Share contracts where i4LIFE (Reg. TM) Advantage is elected, and where the
Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000.
Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting
Purchase Payments or transfers into the fixed side of the contract at any time.
If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a
Guaranteed Period.

We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.

                                                                               1

All Purchase Payments and Persistency Credits, if applicable, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H
(Variable Annuity Account [VAA]). The VAA is a segregated investment account of
Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options ("Subaccounts"), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S.
Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

American Funds Insurance Series (Reg. TM):
     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund
     American Funds Capital Income Builder (Reg. TM)
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund
     American Funds Global Growth Fund
     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM
     American Funds Managed Risk Asset Allocation FundSM
     American Funds Managed Risk Blue Chip Income and Growth FundSM
     American Funds Managed Risk Growth FundSM
     American Funds Managed Risk Growth-Income FundSM
     American Funds Managed Risk International FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
     American Funds U.S. Government/AAA-Rated Securities Fund
     American Funds Ultra-Short Bond Fund

American Funds Insurance Series (Reg. TM) - Portfolio SeriesSM:
     American Funds Global Growth PortfolioSM
     American Funds Growth and Income PortfolioSM
     American Funds Managed Risk Global Allocation PortfolioSM
     American Funds Managed Risk Growth and Income PortfolioSM
     American Funds Managed Risk Growth PortfolioSM

Lincoln Variable Insurance Products Trust:
     LVIP American Balanced Allocation Fund
     LVIP American Global Balanced Allocation Managed Risk Fund
     LVIP American Global Growth Allocation Managed Risk Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP American Preservation Fund

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional
Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life
Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call
1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


Table of Contents

Item                                                                                        Page

Special Terms                                                                                 4
Expense Tables                                                                                7
Summary of Common Questions                                                                  15
The Lincoln National Life Insurance Company                                                  19
Variable Annuity Account (VAA)                                                               20
Investments of the Variable Annuity Account                                                  20
Charges and Other Deductions                                                                 24
The Contracts                                                                                36
 Contracts Offered in this Prospectus                                                        36
 Purchase Payments                                                                           37
 Persistency Credits                                                                         38
 Transfers On or Before the Annuity Commencement Date                                        39
 Surrenders and Withdrawals                                                                  42
 Death Benefit                                                                               44
 Investment Requirements                                                                     48
Living Benefit Riders                                                                        52
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                                      52
 Lincoln Market Select (Reg. TM) Advantage                                                   62
 Lincoln Max 6 SelectSM Advantage                                                            70
 4LATER (Reg. TM) Select Advantage                                                           77
 i4LIFE (Reg. TM) Advantage                                                                  80
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                                   84
 Lincoln Long-Term CareSM Advantage                                                          91
Annuity Payouts                                                                             114
 Fixed Side of the Contract                                                                 116
Distribution of the Contracts                                                               119
Federal Tax Matters                                                                         120
Additional Information                                                                      125
 Voting Rights                                                                              125
 Return Privilege                                                                           126
 State Regulation                                                                           126
 Records and Reports                                                                        126
 Cyber Security                                                                             126
Legal Proceedings                                                                           127
Contents of the Statement of Additional Information (SAI) for Lincoln National Variable     129
  Annuity Account H
Appendix A - Condensed Financial Information                                                A-1
Appendix B - Discontinued Living Benefit Riders                                             B-1
 Lincoln SmartSecurity (Reg. TM) Advantage                                                  B-1
 4LATER (Reg. TM) Advantage (Managed Risk)                                                  B-6
Appendix C -Charges for Lincoln Market Select (Reg. TM) Advantage Rider                     C-1
Appendix D - Guaranteed Annual Income Percentages For Previous Rider Elections              D-1
Appendix E - Guaranteed Income Benefit Percentages For Previous Rider Elections             E-1

                                                                               3

Special Terms
In this prospectus, the following terms have the indicated meanings:

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select (Reg. TM)
Advantage, 4LATER (Reg. TM) Select Advantage and 4LATER (Reg. TM) Advantage
(Managed Risk) in which the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.

6% Enhancement-A feature under Lincoln Max 6 SelectSM Advantage in which an enhancement amount, equal to 6% of the Enhancement Base, will be added to the
Income Base (minus Purchase Payments received in the preceding Benefit Year), subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account,
Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the
Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income
Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the
i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE
(Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic
Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected).
Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM
Advantage, 4LATER (Reg. TM) Select Advantage, Lincoln Lifetime IncomeSM
Advantage 2.0 and 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base
will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage,
4LATER (Reg. TM) Select Advantage, Lincoln Lifetime IncomeSM Advantage 2.0,
Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage
(Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner
elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At any given time before the Annuity Commencement Date, the total value of all
Accumulation Units of a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the
Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.

Earnings-The excess of Contract Value over Persistency Credits and Purchase
Payments which have not yet been withdrawn from the contract.

Enhancement Base-Under Lincoln Max 6 SelectSM Advantage, a value used to calculate the amount added to the Income Base when a 6% Enhancement occurs. The amount of the Enhancement Base is equal to your initial Purchase Payment, and is adjusted as set forth in this prospectus.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Max 6 SelectSM
Advantage 4LATER (Reg. TM) Select Advantage and 4LATER (Reg. TM) Advantage
(Managed Risk), the 10-year period during which the 5% Enhancement or 6%


Enhancement is in effect. A new Enhancement Period may begin each time an
Automatic Annual Step-up to the Contract Value occurs, depending on which
Living Benefit Rider you have elected, and subject to certain conditions.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good
Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under
Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payment Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the
Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk), Lincoln Market Select (Reg. TM) Advantage,
Lincoln Max 6 SelectSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market
Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage and Lincoln
Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual
Income amount for life.

Guaranteed Period-The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage and
Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the
Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Select Advantage and
4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date.
The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract
Value in the fixed account upon a transfer, withdrawal or surrender of Contract
Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you
(and Secondary Life, if applicable) for the rest of your life. During the
Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select (Reg. TM)
Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER (Reg. TM) Select Advantage,
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE
(Reg. TM) Advantage Select Guaranteed Income Benefit, i4LIFE (Reg. TM)
Advantage (without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM
Advantage. Riders that are no longer available for purchase include Lincoln
SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0,
4LATER (Reg. TM) Advantage (Managed Risk) and i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (version 4). If you select a Living Benefit Rider,
Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under
Lincoln SmartSecurity (Reg. TM) Advantage.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual
Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and
Lincoln Lifetime IncomeSM Advantage 2.0 upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The Valuation Date on which the amount of
i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-If you select the C-Share or L-Share contract, the additional amount credited to the contract after a specified contract anniversary.

Purchase Payments-Amounts paid into the contract other than Persistency
Credits.

Rate Sheet-Prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Annual Income rates under Lincoln Market Select
(Reg. TM) Advantage and the Guaranteed Income Benefit percentages under i4LIFE
(Reg. TM) Advantage Select Guaranteed Income Benefit.

Regular Income Payments-The variable, periodic income payments paid under
i4LIFE (Reg. TM) Advantage.

Secondary Life-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage,
4LATER (Reg. TM) Select Advantage, Lincoln Lifetime IncomeSM Advantage 2.0,
i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the
person designated by the Contractowner upon whose life the annuity payments will also be contingent.

                                                                               5

Selling Group Individuals-For the B-Share contract, a Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a registered representative under contract with us:
 o   Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o   Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of American Funds Distributors Inc., Lincoln
     Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period-The period starting at the close of trading (normally 4:00
p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.


Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to
5%.

                       CONTRACTOWNER TRANSACTION EXPENSES

Accumulation Phase:
                                                                                           B-Share   C-Share   L-Share
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.........   7.0%      None      7.0%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, and Regular Income Payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.........................................................................................................

1 For B-Share, the surrender charge percentage is reduced over a 7-year period at the following rates: 7%, 7%, 6%, 6%, 5%, 4%, 3%. For L-Share, the surrender charge percentage is reduced over a 4-year period at the following rates: 7%, 7%, 6%, 6%. We may reduce or waive this charge in certain situations. There is no surrender charge for C-Share. See Charges and Other
  Deductions - Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM)
Advantage rider.
o Table A reflects the expenses for a contract that has not elected i4LIFE
(Reg. TM) Advantage (Base contract).
o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
TM) Advantage.
o Table C reflects the expenses for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit (Managed Risk) for Contractowners who transition from Lincoln
  Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage
  (Managed Risk).
o Table D reflects the expenses for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit for Contractowners who transition from Lincoln Market Select
  (Reg. TM) Advantage or 4LATER (Reg. TM) Select Advantage.

                                    TABLE A
Expenses for a Contract that has not Elected i4LIFE (Reg. TM) Advantage (Base
                                   Contract)

Annual Account Fee:1...................................................................                      $      35
                                                                                        B-Share   C-Share    L-Share
Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):2
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge....................................................  1.65%     2.05%          2.05%
  Administrative Charge................................................................  0.10%     0.10%          0.10%
  Total Separate Account Expenses......................................................  1.75%     2.15%          2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge....................................................  1.45%     1.85%          1.85%
  Administrative Charge................................................................  0.10%     0.10%          0.10%
  Total Separate Account Expenses......................................................  1.55%     1.95%          1.95%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge....................................................  1.20%     1.60%          1.60%
  Administrative Charge................................................................  0.10%     0.10%          0.10%
  Total Separate Account Expenses......................................................  1.30%     1.70%          1.70%
Account Value Death Benefit
  Mortality and Expense Risk Charge....................................................  1.15%     1.55%          1.55%
  Administrative Charge................................................................  0.10%     0.10%          0.10%
  Total Separate Account Expenses......................................................  1.25%     1.65%          1.65%

                                                                               7

                                                                                              Single      Joint
Optional Living Benefit Rider Charges:                                                         Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):3
  Guaranteed Maximum Annual Charge........................................................     2.00%      2.00%
  Current Initial Annual Charge...........................................................     1.05%      1.25%
Lincoln Market Select (Reg. TM) Advantage (for riders purchased on or after August 29,
  2016 (October 3, 2016 for
existing Contractowners)):4
  Guaranteed Maximum Annual Charge........................................................     2.25%      2.45%
  Current Initial Annual Charge...........................................................     1.25%      1.50%
Lincoln Market Select (Reg. TM) Advantage (for riders purchased prior to August 29, 2016 and on or after May 16,
2016):5
  Guaranteed Maximum Annual Charge........................................................     2.25%      2.45%
  Current Initial Annual Charge...........................................................     0.95%      1.15%
Lincoln Market Select (Reg. TM) Advantage (for riders purchased prior to May 16, 2016):6
  Guaranteed Maximum Annual Charge........................................................     2.25%      2.45%
  Current Initial Annual Charge...........................................................     0.95%      1.15%
  Guaranteed Minimum Annual Charge........................................................     0.75%      0.95%
Lincoln Max 6 SelectSM Advantage:7........................................................
  Guaranteed Maximum Annual Charge........................................................     2.25%      2.45%
  Current Initial Annual Charge...........................................................     1.25%      1.50%
Lincoln SmartSecurity (Reg. TM) Advantage:
  Guaranteed Maximum Charge...............................................................     1.50%      1.50%
  Current Charge..........................................................................     0.85%      1.00%
4LATER (Reg. TM) Select Advantage:9
  Guaranteed Maximum Annual Charge........................................................     2.25%      2.45%
  Current Initial Annual Charge...........................................................     1.25%      1.50%
4LATER (Reg. TM) Advantage (Managed Risk):10
  Guaranteed Maximum Charge...............................................................     2.00%      2.00%
  Current Charge..........................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:
  Acceleration Benefit Charge11...........................................................
   Guaranteed Maximum Charge Level Benefit or Growth Benefit..............................     1.50%       N/A
   Current Charge Growth Benefit..........................................................     0.50%       N/A
   Current Charge Level Benefit...........................................................     0.35%       N/A
  Extension Benefit Charge12
   Guaranteed Maximum Charge..............................................................      N/A        N/A
   Current Charge (contractowners ages 70-74).............................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge13
   Guaranteed Maximum Charge..............................................................      N/A        N/A
   Current Charge (contractowners ages 70-74).............................................     0.14%       N/A

1 During the accumulation phase, the account fee will be deducted from your
  Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract
  Year, regardless of your Contract Value.

2 The mortality and expense risk charge and administrative charge rates together are 1.25% for the B-Share contract and 1.40% for the C-Share and
  L-Share contracts on and after the Annuity Commencement Date for all contracts.

3 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent
  Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime
  IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. The charge for Lincoln Lifetime IncomeSM Advantage 2.0
  (Managed Risk) also applies to an older version of the rider - Lincoln
  Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

4 As an annualized percentage of the Income Base, as increased by subsequent
  Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and
  decreased by Excess Withdrawals. This charge is deducted from the Contract
  Value on a quarterly basis. See Charges and Other Deductions - Lincoln
  Market Select (Reg. TM) Advantage for more information.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent
  Purchase Payments and/or Automatic Annual Step-ups and decreased by Excess
  Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Deductions - Rider Charges - Lincoln Market Select
  (Reg. TM) Advantage.

6 As an annualized percentage of the Income Base as increased by subsequent
  Purchase Payments and/or Automatic Annual Step-ups, and decreased by Excess
  Withdrawals. The initial annual charge rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the


  fifth quarterly anniversary, the quarterly charge rate may increase or decrease. The increase or decrease is based on a formula that is tied to any change in the Volatility Index (VIX). In addition, an excess volatility charge rate of 0.25% for both single and joint life options will also apply during times when the average VIX equals or exceeds 50 over a three-month period. See Charges and Deductions - Rider Charges - Lincoln Market Select
  (Reg. TM) Advantage.

7 As an annualized percentage of the Income Base, as increased by subsequent
  Purchase Payments, 6% Enhancements, and Automatic Annual Step-ups, and
  decreased by Excess Withdrawals. This charge is deducted from the Contract
  Value on a quarterly basis. See Charges and Other Deductions - Lincoln Max 6
  SelectSM Advantage for more information.

8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals.
  This charge is deducted from the Contract Value on a quarterly basis. For riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option)
  upon the next election of a step-up for the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for
  further information.

9 As an annualized percentage of the Income Base, as increased by subsequent
  Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and
  decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions - 4LATER (Reg. TM)
  Select Advantage for more information.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent
  Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions - 4LATER (Reg. TM)
  Advantage (Managed Risk) Charge for a discussion of these changes to the
  Income Base.

11 The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed
  Amount as of the date the charge is deducted up to the maximum charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge rates are different for the Level Benefit and Growth Benefit. See Charges and
  Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage
  Charges for additional information.

12 The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the
  Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68%
  (0.17% quarterly) for contracts issued in the following states: AK, AL, AR,
  AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR,
  RI, SC, SD, WV, WY. For all other states, the highest charge rate will be
  0.76% (0.19% quarterly). See Charges and Other Deductions - Rider Charges -
  Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Optional Nonforfeiture Benefit Charge rate is assessed against the
  Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional
  Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.14% (0.035% quarterly) for the state of Texas, 0.13% (0.0325 % quarterly) for the state of California, and 0.11% (0.0275% quarterly) for contracts issued in the following states:
  AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE,
  NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). See Charges and Other Deductions -
  Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

                                    TABLE B
      Expenses for a Contract that has Elected i4LIFE (Reg. TM) Advantage

Annual Account Fee:1..................................................                               $      35
                                                                          B-Share      C-Share       L-Share
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................     1.95%        2.35%             2.35%
  Guarantee of Principal Death Benefit................................     1.70%        2.10%             2.10%
  Account Value Death Benefit.........................................     1.65%        2.05%             2.05%

                                                              B-Share          C-Share               L-Share
                                                              Single   Joint   Single   Joint   Single   Joint
i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit:3  Life     Life    Life     Life    Life     Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..................................  4.20%   4.40%    4.60%   4.80%    4.60%   4.80%
  Current Charge.............................................  2.90%   3.10%    3.30%   3.50%    3.30%   3.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..................................  3.95%   4.15%    4.35%   4.55%    4.35%   4.55%
  Current Charge.............................................  2.65%   2.85%    3.05%   3.25%    3.05%   3.25%
Account Value Death Benefit
  Guaranteed Maximum Charge..................................  3.90%   4.10%    4.30%   4.30%    4.30%   4.30%
  Current Charge.............................................  2.60%   2.80%    3.00%   3.20%    3.00%   3.20%

                                                                               9

                                                              B-Share          C-Share               L-Share
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Single   Joint   Single   Joint   Single   Joint
Risk) and Guaranteed Income Benefit (version 4):4              Life     Life    Life     Life    Life     Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..................................  3.95%   3.95%    4.35%   4.35%    4.35%   4.35%
  Current Charge.............................................  2.60%   2.80%    3.00%   3.20%    3.00%   3.20%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..................................  3.70%   3.70%    4.10%   4.10%    4.10%   4.10%
  Current Charge.............................................  2.35%   2.55%    2.75%   2.95%    2.75%   2.95%
Account Value Death Benefit
  Guaranteed Maximum Charge..................................  3.65%   3.65%    4.05%   4.05%    4.05%   4.05%
  Current Charge.............................................  2.30%   2.50%    2.70%   2.90%    2.70%   2.90%

1 During the accumulation phase, the account fee will be deducted from your
  Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract
  Year, regardless of your Contract Value.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM)
  Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage
  rider Charge for further information. These charges continue during the
  Access Period. The i4LIFE (Reg. TM) Advantage charge rate is reduced to
  1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed
  Income Benefit. The current annual charge rate for the Guaranteed Income
  Benefit is 1.35% of Account Value for the single life option and 1.55% of
  Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the
  i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected.
  During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge rate of 1.65%. See Charges and Deductions.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed
  Income Benefit. The current annual charge rate for the Guaranteed Income
  Benefit is 0.65% of Account Value for the single life option and 0.85% of
  Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income
  Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE
  (Reg. TM) Advantage charge rate of 1.65%. See Charges and Other Deductions -
  i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit (version 4).


                                    TABLE C
Expenses for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM
   Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk)

Annual Account Fee:1...............................................
                                                                         B-Share
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk)
for Contractowners who transition from Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
Advantage (Managed Risk):                                           Single/Joint Life
  Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)...............       1.55%
  Guarantee of Principal Death Benefit.............................       1.30%
  Account Value Death Benefit......................................       1.25%

Annual Account Fee:1...............................................                      $ 35
                                                                         C-Share             L-Share
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk)
for Contractowners who transition from Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
Advantage (Managed Risk):                                           Single/Joint Life   Single/Joint Life
  Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)...............       1.95%         1.95%
  Guarantee of Principal Death Benefit.............................       1.70%         1.70%
  Account Value Death Benefit......................................       1.65%         1.65%

                                                                                  B-Share, C-Share, L-Share
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2, 3    Single Life      Joint Life
   Guaranteed Maximum Annual Charge.......................................       2.00%            2.00%
   Current Initial Annual Charge..........................................       1.05%            1.25%

1 During the accumulation phase, the account fee will be deducted from your
  Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract
  Year, regardless of your Contract Value.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account
  Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0
  (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE
  (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See
  Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income
  Benefit Charge for Contractowners who transition from a Prior Rider. The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This
  charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed
  Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM)
  Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.

                                    TABLE D
Expenses for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for
Contractowners who Transition from Lincoln Market Select (Reg. TM) Advantage or
                       4LATER (Reg. TM) Select Advantage

Annual Account Fee:1..............................................                                           $ 35
                                                                        B-Share             C-Share             L-Share
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for
Contractowners who transition from Lincoln Market Select (Reg. TM)
Advantage or 4LATER (Reg. TM) Select Advantage:                    Single/Joint Life   Single/Joint Life   Single/Joint Life
  Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)..............       1.55%               1.95%         1.95%
   Guarantee of Principal Death Benefit...........................       1.30%               1.70%         1.70%
   Account Value Death Benefit....................................       1.25%               1.65%         1.65%

                                                                              11

                                                                                                    B-Share, C-Share, L-Share
  i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit (for Lincoln Market Select
    (Reg. TM)
   Advantage riders purchased on or after August 29, 2016 (October 3, 2016 for existing
   Contractowners)) or 4LATER (Reg. TM) Select Advantage:2, 3                                  Single Life        Joint Life
   Guaranteed Maximum Annual Charge.......................................................        2.25%              2.45%
   Current Initial Annual Charge..........................................................        1.25%              1.50%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market
    Select (Reg. TM)
   Advantage riders purchased on and after May 16, 2016 and prior to August 29,
   2016):4
   Guaranteed Maximum Annual Charge.......................................................        2.25%              2.45%
   Current Initial Annual Charge..........................................................        0.95%              1.15%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) (for Lincoln Market
    Select (Reg. TM)
   Advantage riders purchased prior to May 16, 2016):5
   Guaranteed Maximum Annual Charge.......................................................        2.25%              2.45%
   Guaranteed Minimum Annual Charge.......................................................        0.75%              0.95%

1 During the accumulation phase, the account fee will be deducted from your
  Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract
  Year, regardless of your Contract Value.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select (Reg. TM) Advantage) or Account Value. This
  charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select (Reg. TM) Advantage current charge rate. (The Lincoln Market Select (Reg. TM) Advantage charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Select
  Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE
  (Reg. TM) Advantage Guaranteed Income Benefit Charge for Contractowners who
  transition from a Prior Rider for more information.

3 As an annualized percentage of the greater of the Income Base (associated with 4LATER (Reg. TM) Select Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Select Advantage current charge rate. (The
  4LATER (Reg. TM) Select Advantage charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit
  charge.)

4 As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select (Reg. TM) Advantage) or Account Value. This
  charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select (Reg. TM) Advantage current charge rate. (The Lincoln Market Select (Reg. TM) Advantage charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit (version 4) charge.)

5 At the time i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is elected, the final calculated charge rate for Lincoln Market Select (Reg. TM)
  Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the initial dollar amount (charge calculated above) is multiplied by the current Lincoln Market Select (Reg.
  TM) Advantage quarterly rider charge rate divided by the prior quarterly rider charge rate. On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate divided by the prior quarterly rider charge rate is multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The quarterly rider charge rates are calculated as described above for Lincoln
  Market Select (Reg. TM) Advantage, including the excess volatility charge.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay
periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                                             Minimum   Maximum
                                                                            --------- --------

      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................   XX%       XX%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................   XX%       XX%

*     Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2017.

The following table shows the expenses charged by each fund for the year ended
  December 31, 2016:
(as a percentage of each fund's average net assets):


                                                                                                               Other
                                                                          Management         12b-1 Fees        Expenses
                                                                          Fees (before       (before any       (before any
                                                                          any waivers/       waivers/          waivers/
                                                                          reimburse-         reimburse-        reimburse-
                                                                          ments)         +   ments)        +   ments)        +

American Funds Asset Allocation Fund - Class 2                                 XX                 XX                XX
American Funds Blue Chip Income and Growth Fund - Class 2                      XX                 XX                XX
American Funds Bond Fund - Class 2                                             XX                 XX                XX
American Funds Capital Income Builder (Reg. TM) - Class 4                      XX                 XX                XX
American Funds Global Balanced FundSM - Class 2                                XX                 XX                XX
American Funds Global Bond Fund - Class 2                                      XX                 XX                XX
American Funds Global Growth and Income Fund - Class 2                         XX                 XX                XX
American Funds Global Growth Fund - Class 2                                    XX                 XX                XX
American Funds Global Growth PortfolioSM - Class 4(1)                          XX                 XX                XX
American Funds Global SMall Capitalization Fund - Class 2                      XX                 XX                XX
American Funds Growth and Income PortfolioSM - Class 4(1)                      XX                 XX                XX
American Funds Growth Fund - Class 2                                           XX                 XX                XX
American Funds Growth-Income Fund - Class 2                                    XX                 XX                XX
American Funds High-Income Bond Fund - Class 2                                 XX                 XX                XX
American Funds International Fund - Class 2                                    XX                 XX                XX
American Funds International Growth and Income FundSM - Class 2                XX                 XX                XX
American Funds Managed Risk Asset Allocation FundSM - Class P2(2)              XX                 XX                XX
American Funds Managed Risk Blue Chip Income and Growth FundSM -
 Class P2(2)                                                                   XX                 XX                XX
American Funds Managed Risk Global Allocation PortfolioSM - Class P2(2)        XX                 XX                XX
American Funds Managed Risk Growth and Income PortfolioSM - Class
 P2(2)                                                                         XX                 XX                XX
American Funds Managed Risk Growth FundSM - Class P2(2)                        XX                 XX                XX
American Funds Managed Risk Growth PortfolioSM - Class P2(2)                   XX                 XX                XX
American Funds Managed Risk Growth-Income FundSM - Class P2(2)                 XX                 XX                XX
American Funds Managed Risk International FundSM - Class P2(2)                 XX                 XX                XX
American Funds Mortgage FundSM - Class 2                                       XX                 XX                XX
American Funds New World Fund (Reg. TM) - Class 2                              XX                 XX                XX
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2            XX                 XX                XX
American Funds Ultra-Short Bond Fund - Class 2(3)                              XX                 XX                XX
LVIP American Balanced Allocation Fund - Service Class(4)                      XX                 XX                XX
LVIP American Global Balanced Allocation Managed Risk Fund - Service
 Class(5)                                                                      XX                 XX                XX
LVIP American Global Growth Allocation Managed Risk Fund - Service
 Class(5)                                                                      XX                 XX                XX
LVIP American Growth Allocation Fund - Service Class(4)                        XX                 XX                XX
LVIP American Income Allocation Fund - Service Class(4)                        XX                 XX                XX
LVIP American Preservation Fund - Service Class(6)                             XX                 XX                XX

                                                                                                                     Total
                                                                                         Total         Total         Expenses
                                                                                         Expenses      Contractual   (after
                                                                          Acquired       (before any   waivers/      Contractual
                                                                          Fund           waivers/      reimburse-    waivers/
                                                                          Fees and       reimburse-    ments         reimburse-
                                                                          Expenses   =   ments)        (if any)      ments)

American Funds Asset Allocation Fund - Class 2                               XX               XX            XX            XX
American Funds Blue Chip Income and Growth Fund - Class 2                    XX               XX            XX            XX
American Funds Bond Fund - Class 2                                           XX               XX            XX            XX
American Funds Capital Income Builder (Reg. TM) - Class 4                    XX               XX            XX            XX
American Funds Global Balanced FundSM - Class 2                              XX               XX            XX            XX
American Funds Global Bond Fund - Class 2                                    XX               XX            XX            XX
American Funds Global Growth and Income Fund - Class 2                       XX               XX            XX            XX
American Funds Global Growth Fund - Class 2                                  XX               XX            XX            XX
American Funds Global Growth PortfolioSM - Class 4(1)                        XX               XX            XX            XX
American Funds Global SMall Capitalization Fund - Class 2                    XX               XX            XX            XX
American Funds Growth and Income PortfolioSM - Class 4(1)                    XX               XX            XX            XX
American Funds Growth Fund - Class 2                                         XX               XX            XX            XX
American Funds Growth-Income Fund - Class 2                                  XX               XX            XX            XX
American Funds High-Income Bond Fund - Class 2                               XX               XX            XX            XX
American Funds International Fund - Class 2                                  XX               XX            XX            XX
American Funds International Growth and Income FundSM - Class 2              XX               XX            XX            XX
American Funds Managed Risk Asset Allocation FundSM - Class P2(2)            XX               XX            XX            XX
American Funds Managed Risk Blue Chip Income and Growth FundSM -
 Class P2(2)                                                                 XX               XX            XX            XX
American Funds Managed Risk Global Allocation PortfolioSM - Class P2(2)      XX               XX            XX            XX
American Funds Managed Risk Growth and Income PortfolioSM - Class
 P2(2)                                                                       XX               XX            XX            XX
American Funds Managed Risk Growth FundSM - Class P2(2)                      XX               XX            XX            XX
American Funds Managed Risk Growth PortfolioSM - Class P2(2)                 XX               XX            XX            XX
American Funds Managed Risk Growth-Income FundSM - Class P2(2)               XX               XX            XX            XX
American Funds Managed Risk International FundSM - Class P2(2)               XX               XX            XX            XX
American Funds Mortgage FundSM - Class 2                                     XX               XX            XX            XX
American Funds New World Fund (Reg. TM) - Class 2                            XX               XX            XX            XX
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2          XX               XX            XX            XX
American Funds Ultra-Short Bond Fund - Class 2(3)                            XX               XX            XX            XX
LVIP American Balanced Allocation Fund - Service Class(4)                    XX               XX            XX            XX
LVIP American Global Balanced Allocation Managed Risk Fund - Service
 Class(5)                                                                    XX               XX            XX            XX
LVIP American Global Growth Allocation Managed Risk Fund - Service
 Class(5)                                                                    XX               XX            XX            XX
LVIP American Growth Allocation Fund - Service Class(4)                      XX               XX            XX            XX
LVIP American Income Allocation Fund - Service Class(4)                      XX               XX            XX            XX
LVIP American Preservation Fund - Service Class(6)                           XX               XX            XX            XX

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see
Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.
These costs include Contractowner transaction expenses, contract fees, separate account annual

                                                                              13

expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5%
return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------

  B-Share..........    $XX      $XX       $XX       $XX
  C-Share..........    $XX      $XX       $XX       $XX
  L-Share..........    $XX      $XX       $XX       $XX

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------

  B-Share..........    $XX      $XX       $XX       $XX
  C-Share..........    $XX      $XX       $XX       $XX
  L-Share..........    $XX      $XX       $XX       $XX

The next Example assumes you have purchased the Lincoln Long-Term CareSM
Advantage rider and have elected either the Growth Benefit option or the Level
Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional
Nonforfeiture provision, and that the EGMDB Death Benefit is in effect.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

                             1 year   3 years   5 years   10 years
                            -------- --------- --------- ---------

  Growth Benefit Option
  B-Share..................    $XX      $XX       $XX       $XX
  C-Share..................    $XX      $XX       $XX       $XX
  L-Share..................    $XX      $XX       $XX       $XX
  Level Benefit Option
  B-Share..................    $XX      $XX       $XX       $XX
  C-Share..................    $XX      $XX       $XX       $XX
  L-Share..................    $XX      $XX       $XX       $XX

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

                             1 year   3 years   5 years   10 years
                            -------- --------- --------- ---------

  Growth Benefit Option
  B-Share..................    $XX      $XX       $XX       $XX
  C-Share..................    $XX      $XX       $XX       $XX
  L-Share..................    $XX      $XX       $XX       $XX
  Level Benefit Option
  B-Share..................    $XX      $XX       $XX       $XX
  C-Share..................    $XX      $XX       $XX       $XX
  L-Share..................    $XX      $XX       $XX       $XX

For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The Examples do not reflect any Persistency
Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts -
Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Summary of Common Questions
What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. You may purchase any of the contracts offered in this prospectus: American Legacy (Reg.
TM) Series B-Share, American Legacy (Reg. TM) Series C-Share or American Legacy
(Reg. TM) Series L-Share. The B-Share contract provides lower mortality and expense risk charges and a longer surrender charge period than the L-Share contract. The C-Share contract provides Persistency Credits after the twelfth contract anniversary and has no surrender charge. The C-Share and L-Share contracts have the same mortality and expense risk charges, which are higher than those of the B-Share contract. The L-Share contract provides Persistency
Credits after the seventh contract anniversary. See The Contracts - Contracts
Offered in this Prospectus. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See
Variable Annuity Account.

What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various
Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your
Purchase Payment. See The Contracts - Sample Portfolios.

What are Investment Requirements? If you elect a Living Benefit Rider (except
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different
Investment Requirements apply to different riders. If you elect Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. See The
Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the
VAA or to the fixed account, if available. Based upon your instruction for
Purchase Payments, the VAA applies your Purchase Payments and Persistency
Credits, if applicable, to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the
Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the
American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products
Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton
Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity
Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value. See
Charges and Other Deductions.

If you withdraw Purchase Payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn Purchase Payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of the B-Share contracts and the fourth anniversary of the L-Share contracts come first from
Purchase Payments. We may waive surrender charges in certain situations. The
C-Share contracts do not have a surrender charge. See Charges and Other
Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract
Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value before the end of the applicable
Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the
Contract.

                                                                              15

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity
Payouts.

For information about the compensation we pay for sales of contracts, see The
Contracts - Distribution of the Contracts.

What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts.
For more information, see The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract?
Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates)
(excluding Lincoln Investor Advantage (Reg. TM) contracts) for the same
Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase
Payments made to the contract.

If you elect a Living Benefit Rider (other than any version of i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage),
after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income
Commencement Date for nonqualified contracts. If you elect the Lincoln
Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts - Purchase Payments.

What is a Persistency Credit? If you purchase the C-Share contract, a
Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than twelve years will be credited on a quarterly basis after the twelfth anniversary. If you purchase the L-Share contract, a
Persistency Credit of 0.10% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Annuity contracts that have no provision for Persistency Credits may have lower mortality and expense risk charges and/or lower surrender charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity
Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.

What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the
Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death
Benefit is paid. In the alternative, upon the death of the Annuitant the
Contractowner may choose to receive a Death Benefit. See The Contracts - Death
Benefit.

What are the Death Benefits options currently available under my Contract? The
Enhanced Guaranteed Minimum Death Benefit (EGMDB) provides a Death Benefit that is equal to the greatest of the current Contract Value, the sum of all Purchase
Payments (as adjusted for withdrawals), or the highest Contract Value on any contract anniversary prior to the 81st birthday of the deceased, and prior to the death the person from who a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value. The Guarantee of Principal Death
Benefit provides a Death Benefit that is equal to the greatest of the current
Contract Value or the sum of all Purchase Payments (as adjusted for withdrawals). The Account Value Death Benefit provides a Death Benefit that is equal to the Contract Value as of the Valuation Date we approve the payment of the death claim. See The Contracts - Death Benefits for a complete description of each Death Benefit option.

What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions.
Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the
Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an
Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The
Contracts - Transfers On or Before the Annuity Commencement Date and Transfers
After the Annuity Commencement Date. For further information, see also the
Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit


(Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select
(Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln Lifetime
IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage) or a
minimum Annuity Payout (4LATER (Reg. TM) Select Advantage, 4LATER (Reg. TM)
Advantage (Managed Risk) and i4LIFE (Reg. TM) Advantage with or without the
Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage
(a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, you will be subject to
Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without
Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess
Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM
Advantage, 4LATER (Reg. TM) Select Advantage, i4LIFE (Reg. TM) Advantage Select
Guaranteed Income Benefit, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk), i4LIFE (Reg. TM) Advantage (without Guaranteed Income Benefit)
and Lincoln Long-Term CareSM Advantage. Lincoln Lifetime IncomeSM Advantage 2.0
(Managed Risk) is available for election only at the time the contract was purchased, unless your contract was issued prior to August 26, 2013. Lincoln
Market Select (Reg. TM) Advantage is available to new Contractowners and to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) rider. Lincoln Max 6 SelectSM Advantage is only available for election at the time the contract was purchased. 4LATER (Reg. TM)
Select Advantage is available to new Contractowners and to current
Contractowners who wish to terminate their 4LATER (Reg. TM) Advantage (Managed
Risk) rider. Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage 2.0,
Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage
(Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version
4) is only available for purchase if you are guaranteed the right to elect this version under another Living Benefit Rider.

What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk) is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income
Base (less Purchase Payments received in the preceding Benefit Year) or an
Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, if certain conditions are met.
Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the
Guaranteed Annual Income amount as long as that amount is greater than zero.
The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income
Base (less Purchase Payments received in the preceding Benefit Year), and
Automatic Annual Step-ups to the Income Base and is decreased by Excess
Withdrawals in accordance with provisions described in this prospectus. Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless your contract was issued prior to
August 26, 2013. You cannot simultaneously elect Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment
Requirements. See The Contracts - Investment Requirements and Living Benefit
Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Market Select (Reg. TM) Advantage? Lincoln Market Select (Reg.
TM) Advantage is an optional rider that you may elect that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, a 5% Enhancement to the Income Base (less
Purchase Payments received in the preceding Benefit Year) (if applicable), or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the
Living Benefit Riders - Lincoln Market Select (Reg. TM) Advantage section of this prospectus for more information. Withdrawals may be made up to the
Guaranteed Annual Income amount as long as that amount is greater than zero.
The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments, 5% Enhancements (if applicable), and Automatic Annual Step-ups, and is decreased by Excess
Withdrawals. Lincoln Market Select (Reg. TM) Advantage is available to new
Contractowners and to current Contractowners who wish to terminate their
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
Advantage (Managed Risk) rider. You cannot simultaneously elect Lincoln Market
Select (Reg. TM) Advantage with any other Living Benefit Rider. The availability of certain features of this rider depends on the rider election date. There is an additional charge for this rider and you will be subject to
Investment Requirements. See Charges and Other Deductions - Rider Charges, The
Contracts - Investment Requirements, and The Living Benefit Riders - Lincoln
Market Select (Reg. TM) Advantage.

What is Lincoln Max 6 SelectSM Advantage? Lincoln Max 6 SelectSM Advantage is
an optional rider that you may purchase that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, an enhancement to the Income Base equal to 6% of the
Enhancement Base (less Purchase Payments received in the preceding Benefit
Year), or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount,

                                                                              17

subject to certain conditions. See the Living Benefit Riders - Lincoln Max 6
SelectSM Advantage section of this prospectus for more information. Withdrawals may be made up to the Guaranteed Annual Income amount, which is based upon rates that will be higher when the Contract Value is greater than zero and lower if it is reduced to zero. The Income Base and Enhancement Base are not available as separate benefits upon death or surrender, and are increased by subsequent Purchase Payments, 6% Enhancements, and Automatic Annual Step-ups.
Both the Income Base and Enhancement Base are decreased by Excess Withdrawals.
Lincoln Max 6 SelectSM Advantage is available for election only at the time the contract is purchased. You cannot simultaneously elect Lincoln Max 6 SelectSM
Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions - Rider Charges, The Contracts - Investment Requirements,
and Living Benefit Riders - Lincoln Max 6 SelectSM Advantage.

What is 4LATER (Reg. TM) Select Advantage? 4LATER (Reg. TM) Select Advantage is
an optional rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE
(Reg. TM) Advantage. If you elect 4LATER (Reg. TM) Select Advantage, you must later elect i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit to
receive a benefit from 4LATER (Reg. TM) Select Advantage. 4LATER (Reg. TM)
Select Advantage is available for election only at the time the contract is purchased. You cannot simultaneously elect 4LATER (Reg. TM) Select Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts -
Investment Requirements and Living Benefit Riders - 4LATER (Reg. TM) Select
Advantage.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a
Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals.
Excess Withdrawals will adversely affect the Guaranteed Amount. See Living
Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other
Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment
Requirements and Living Benefit Riders - Lincoln SmartSecurity (Reg. TM)
Advantage. This rider is no longer available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity
Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE (Reg. TM) Advantage payout phase, and is based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed
Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM)
Advantage Regular Income Payments. The Guaranteed Income Benefit may be
purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the
Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See
Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM)
Advantage, 4LATER (Reg. TM) Advantage (Managed Risk), Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk), Lincoln Market SelectSM Advantage, Lincoln
SmartSecurity (Reg. TM) Advantage and Investment Requirements.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage
(Managed Risk) is an optional rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE (Reg. TM) Advantage. If you elect 4LATER (Reg. TM) Advantage
(Managed Risk), you must later elect i4LIFE (Reg. TM) Advantage Guaranteed
Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg. TM)
Advantage (Managed Risk). 4LATER (Reg. TM) Advantage (Managed Risk) is
available for elections only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. You cannot simultaneously elect
4LATER (Reg. TM) Advantage (Managed Risk) with any other Living Benefit Rider.
There is an additional charge for this rider, and you will be subject to
Investment Requirements. See The Contracts - Investment Requirements and Living
Benefit Riders - 4LATER (Reg. TM) Advantage (Managed Risk). This rider is no longer available for purchase.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM
Advantage rider (or "LTC rider") is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The
LTC rider provides the potential to receive benefits equal to your Purchase
Payments plus an additional amount equal to two times your Purchase Payments.
These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts - Investment Requirements and Living
Benefit Riders - Lincoln Long-Term CareSM Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a
10%

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Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts -
Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax
Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract.
You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company),
organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.
Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The
Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA).
Therefore, any amounts that we may pay under the contract in excess of Contract
Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule
12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the
Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our
Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on

                                                                              19
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assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective
Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally
Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort
Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the Statement of
Additional Information is available on the SEC's website at http://www.sec.gov.
You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at
www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.

Lincoln Financial Group is the marketing name for Lincoln National Corporation
(NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b)
plans, and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct.
Income, gains and losses, whether realized or not, from assets allocated to the
VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.

Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.

Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Adviser

The investment adviser for the American Funds is Capital Research and
Management Company (CRMC), 333 South Hope Street, Los Angeles, California
90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln
Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds

We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an


affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners;
and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return.
These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to
Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.

Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn.
Likewise, there are additional costs associated with the Death Benefits and
Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death
Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the

                                                                              21

contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

American Funds Insurance Series (Reg. TM), advised by Capital Research and
Management Company

   oAsset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.
     This fund is not available in contracts issued on or after January 9,
    2017.

   oAsset Allocation Fund (Class 4): High total return (including income and capital gains) consistent with preservation of capital over the long term.
     This fund is not available in contracts issued before January 9, 2017.

   oBlue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

     oBond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.

   oCapital Income Builder (Reg. TM) (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

   oGlobal Balanced FundSM (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
     This fund is not available in contracts issued on or after January 9,
    2017.

   oGlobal Balanced FundSM (Class 4): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
     This fund is not available in contracts issued before January 9, 2017.

   oGlobal Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.

     oGlobal Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.

     oGlobal Growth Fund (Class 2): Long-term growth of capital.

     oGlobal Small Capitalization Fund (Class 2): Long-term capital growth.

     oGrowth Fund (Class 2): Growth of capital.

     oGrowth-Income Fund (Class 2): Long-term growth of capital and income.

   oHigh-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

     oInternational Fund (Class 2): Long-term growth of capital.

     oInternational Growth and Income FundSM (Class 2): Long-term growth of capital while providing current income.

   oManaged Risk Asset Allocation FundSM (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk Blue Chip Income and Growth FundSM (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk Growth FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk Growth-Income FundSM (Class P2): To provide growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk International FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.

     oMortgage FundSM (Class 2): To provide current income and preservation of capital.

     oNew World Fund (Reg. TM) (Class 2): Long-term capital appreciation.

   oU.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
     This fund is not available in contracts issued on or after January 9,
    2017.

   oU.S. Government/AAA-Rated Securities Fund (Class 4): To provide a high level of current income consistent with preservation of capital.
     This fund is not available in contracts issued before January 9, 2017.


   oUltra-Short Bond Fund (Class 2): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.

American Funds Insurance Series (Reg. TM)- Portfolio SeriesSM, advised by
    Capital Research and Management Company

     oGlobal Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.

     oGrowth and Income PortfolioSM (Class 4): Long-term growth of capital while providing current income; a fund of funds.

   oManaged Risk Global Allocation PortfolioSM (Class P2): High total return
    (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.

   oManaged Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

   oLVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.

   oLVIP American Global Balanced Allocation Managed Risk Fund (Service
    Class): A balance between a high level of current income and growth of capital. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. A fund of funds.

   oLVIP American Global Growth Allocation Managed Risk Fund (Service Class):
    A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. A fund of funds.

   oLVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.

   oLVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital. A fund of funds.

   oLVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital. A fund of funds.

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other.
Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.

                                                                              23

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We may also:
o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
o combine the VAA with other separate accounts and/or create new separate accounts;
o deregister the VAA under the 1940 Act; and
o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the
Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
o processing applications for and issuing the contracts;
o processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
o maintaining records;
o administering Annuity Payouts;
o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
o reconciling and depositing cash receipts;
o providing contract confirmations;
o providing toll-free inquiry services; and
o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
o the risk that Death Benefits paid will exceed the actual Contract Value;
o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
o the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
o the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
o the risk that the payments of the Acceleration and Growth Benefit under the
  Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
o the risk that the actual number of claims under the Lincoln Long-Term CareSM
  Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution


expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

For the base contract, we apply a charge to the daily net asset value of the
Subaccounts based on which contract and Death Benefit you choose. Those charges are equal to an annual rate of:

                                                    Guarantee of    Enhanced Guaranteed       Estate
                                  Account Value   Principal Death      Minimum Death       Enhancement
                                  Death Benefit       Benefit         Benefit (EGMDB)     Benefit (EEB)*
                                 --------------- ----------------- --------------------- ---------------

      B-Share:
      Mortality and expense risk
       charge...................     1.15%            1.20%               1.45%               1.65%
      Administrative charge.....     0.10%            0.10%               0.10%               0.10%
                                      ----             ----                ----               ----
      Total annual charge for each
       Subaccount...............     1.25%            1.30%               1.55%               1.75%
      C-Share:
      Mortality and expense risk
       charge...................     1.55%            1.60%               1.85%               2.05%
      Administrative charge.....     0.10%            0.10%               0.10%               0.10%
                                      ----             ----                ----               ----
      Total annual charge for each
       Subaccount...............     1.65%            1.70%               1.95%               2.15%
      L-Share:
      Mortality and expense risk
       charge...................     1.55%            1.60%               1.85%               2.05%
      Administrative charge.....     0.10%            0.10%               0.10%               0.10%
                                      ----             ----                ----               ----
      Total annual charge for each
       Subaccount...............     1.65%            1.70%               1.95%               2.15%

*This Death Benefit is no longer available.

Surrender Charge

For B-Share and L-Share contracts only, a surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract.
For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.

                                                                       Surrender charge as
                                                                        a percentage of
                                                                       the surrendered or
                                                                           withdrawn
                                                                       Purchase Payments
                                                                       ------------------
Number of contract anniversaries since Purchase Payment was invested    B-Share   L-Share
---------------------------------------------------------------------- --------- --------

      0...............................................................   7.0%      7.0%
      1...............................................................   7.0%      7.0%
      2...............................................................   6.0%      6.0%
      3...............................................................   6.0%      6.0%
      4...............................................................   5.0%      0.0%
      5...............................................................   4.0%      0.0%
      6...............................................................   3.0%      0.0%
      7...............................................................   0.0%      0.0%

A surrender charge does not apply to:
o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary for B-Share or fourth anniversary for L-Share, since the
  Purchase Payment was invested;
o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount. The free amount is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);

                                                                              25

o Purchase Payments used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE (Reg. TM)
  Advantage option;
o A surrender or withdrawal of any Purchase Payments, as a result of permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
o A surviving spouse, at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
o A surrender or withdrawal of any Purchase Payments, as a result of the admittance of the Contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the Contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
o A surrender of the contract as a result of the death of the Contractowner or
Annuitant;
o A surrender or annuitization of any applicable Persistency Credits;
o Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;
o A surrender of a contract or withdrawal of a Contract Value from contracts issued to Selling Group Individuals (applicable to B-Share contracts only);

o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln
  SmartSecurity (Reg. TM) Advantage or Guaranteed Annual Income amount under
  Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage
  or any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;

o Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from Purchase Payments on a first in-first out ("FIFO") basis.

2. Prior to the seventh anniversary for the B-Share contract, and the fourth anniversary for the L-Share contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
     o from Purchase Payments (on a FIFO basis) until exhausted; then
     o from earnings until exhausted.

3. On or after the seventh anniversary for the B-Share contract, and the fourth anniversary for the L-Share contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
     o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
     o from earnings and Persistency Credits, if any, or until exhausted; then
     o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when
Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account Fee

During the accumulation period, we will deduct an account fee of $35 from the
Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
There is no account fee on contracts issued to Selling Group Individuals
(applicable to B-Share contracts only).

Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0
(Managed Risk). The current annual rider charge rate is 1.05% (0.2625%
quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements,
and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Living Benefit
Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base
for a discussion and example of the impact of the changes to the Income Base.

Since the Automatic Annual Step-up could increase your Income Base every
Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the
Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income
Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out
will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.

The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth
Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect, and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5%
Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5%
Enhancement.

The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE (Reg. TM) Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving a
Guaranteed Annual Income, no further rider charge will be deducted.

Lincoln Market Select (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market Select (Reg. TM) Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25%
(0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly)
for the joint life option.

The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the
Contract Value on a quarterly basis, with the first deduction occurring on the
Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each
Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the
Income Base increases or decreases because the charge is based on the Income
Base.

Since the Automatic Annual Step-up could increase your Income Base every
Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess
Withdrawals, if any. This opt-out will only apply for this particular Automatic
Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.

                                                                              27

The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders - Lincoln Market Select (Reg. TM)
Advantage- Income Base.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE (Reg. TM) Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.

A discussion of the charges for previous versions of Lincoln Market Select
(Reg. TM) Advantage, including examples, can be found in Appendix C of this prospectus.

Lincoln Max 6 SelectSM Advantage Charge. While this rider is in effect, there is a charge for Lincoln Max 6 SelectSM Advantage which is deducted quarterly.
The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.

The charge is based on the Income Base (initial Purchase Payment) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 6%
Enhancements, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.

Since the Automatic Annual Step-up could increase your Income Base and
Enhancement Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base and Enhancement Base will be returned to the Income Base and Enhancement Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up.
You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.

The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders - Lincoln Max 6 SelectSM Advantage -
Income Base.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE (Reg. TM) Advantage.

If the Contract Value is reduced to zero, no further rider charge will be deducted.

4LATER (Reg. TM) Select Advantage Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Select Advantage which is deducted quarterly.
The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.

The charge is based on the Income Base (initial Purchase Payment) as increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual
Step-ups, and as decreased for withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the quarterly anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation
Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.

Since the Automatic Annual Step-up could increase your Income Base every
Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular Automatic Annual
Step-up. You will need to notify us each time the charge rate increases if you want to opt out of the subsequent Automatic Annual Step-ups.


The annual rider charge rate will increase to the current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit
Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See the Living Benefit Riders - 4LATER (Reg. TM) Select Advantage - Income Base
section of this prospectus for more information.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE (Reg. TM) Advantage.

4LATER (Reg. TM) Advantage (Managed Risk) Charge (no longer available). While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage
(Managed Risk). The current annual rider charge rate is 1.05% (0.2625%
quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and
decreased for withdrawals. We will deduct the cost of this rider from the
Contract Value on a quarterly basis, with the first deduction occurring on the
Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each
Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the
Income Base increases or decreases, because the charge is based on the Income
Base. Refer to The Contracts - Living Benefit Riders - 4LATER (Reg. TM)
Advantage (Managed Risk) - Income Base for a discussion and example of the impact of the changes to the Income Base.

The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a
Benefit Year anniversary if all conditions are met. The Benefit Year is a
12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section.
During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit
Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within
30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, your current charge rate will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5%
Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5%
Enhancement.

The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.

The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM)
Advantage. The current annual charge rate is:

1. 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity
  (Reg. TM) Advantage, single life option (for riders purchased prior to
  December 3, 2012, the current annual charge rate will increase from 0.65% to
  0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

2. 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity
  (Reg. TM) Advantage, joint life option (for riders purchased prior to
  December 3, 2012, the current annual charge rate will increase from 0.80% to
  1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM)
  Advantage - Guaranteed Amount for a description of the calculation of the
  Guaranteed Amount.

The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following

                                                                              29

the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity
(Reg. TM) Advantage - Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.

Under Lincoln SmartSecurity (Reg. TM) Advantage, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the
10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period
(including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up will be deducted on the Valuation Date of the step-up based on the Guaranteed
Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up
Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 1.50% of the
Guaranteed Amount. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM)
Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account
Value. The initial Account Value is your Contract Value on the Valuation Date
i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if
i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and
Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual i4LIFE (Reg. TM) Advantage charge rate is:

                                                              B-Share   C-Share   L-Share
                                                             --------- --------- --------

      Account Value Death Benefit...........................  1.65%     2.05%     2.05%
      Guarantee of Principal Death Benefit..................  1.70%     2.10%     2.10%
      Enhanced Guaranteed Minimum Death Benefit (EGMDB).....  1.95%     2.35%     2.35%

During the Lifetime Income Benefit Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charge rates replace the Separate Account
Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM)
Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage
section for explanations of the Account Value, the Access Period, the Lifetime
Income Period, and the Periodic Income Commencement Date. Purchasers of any
version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select (Reg.
TM) Advantage, or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit Charge for Contractowners who transition from a Prior
Rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. i4LIFE (Reg. TM)
Advantage Select Guaranteed Income Benefit is subject to a current annual charge rate of 1.35% (0.3375% quarterly) (1.55% (0.3875% quarterly) for joint life option) of the Account Value, which is added to the i4LIFE (Reg. TM)
Advantage charge for a total current charge rate of the Account Value, computed daily as follows:

                                                             B-Share                C-Share                        L-Share
                                                             Single      Joint      Single      Joint      Single      Joint
                                                              Life        Life       Life        Life       Life        Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)........     2.90%      3.10%       3.30%      3.50%       3.30%      3.50%
Guarantee of Principal Death Benefit.....................     2.65%      2.85%       3.05%      3.25%       3.05%      3.25%
Account Value Death Benefit..............................     2.60%      2.80%       3.00%      3.20%       3.00%      3.20%

These charge rates replace the Separate Account Annual Expenses for the base contract.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4) are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value, which is added to the i4LIFE (Reg. TM)
Advantage charge for a total current charge rate of the Account Value, computed daily as follows:


                                                             B-Share                C-Share                        L-Share
                                                             Single      Joint      Single      Joint      Single      Joint
                                                              Life        Life       Life        Life       Life        Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)........     2.60%      2.80%       3.00%      3.20%       3.00%      3.20%
Guarantee of Principal Death Benefit.....................     2.35%      2.55%       2.75%      2.95%       2.75%      2.95%
Account Value Death Benefit..............................     2.30%      2.50%       2.70%      2.90%       2.70%      2.90%

These charge rates replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the
Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income
Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% of the Account Value (2.45% joint life option) for Select
Guaranteed Income Benefit or 2.00% of the Account Value for Guaranteed Income
Benefit (Managed Risk or version 4). If we automatically administer the step-up for you and your charge rate is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit
is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for Contractowners
who transition from a Prior Rider. If you have elected Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select (Reg. TM)
Advantage, 4LATER (Reg. TM) Select Advantage, 4LATER (Reg. TM) Advantage
(Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 ("Prior Rider"), you
may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
available to you. If you make this transition, your current charge rate of the
Prior Rider will be the initial charge rate for your i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit rider.

This section applies to all of the transitions listed in the following chart.
The charges and calculations described earlier in the i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit Charge section will not apply.

IF YOUR PRIOR RIDER IS...                          YOU WILL TRANSITION TO...

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed   i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
Risk)                                              (Managed Risk)
4LATER (Reg. TM) Advantage (Managed Risk)          i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
                                                   (Managed Risk)
Lincoln Market Select (Reg. TM) Advantage          i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit
4LATER (Reg. TM) Select Advantage                  i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0            i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version
                                                   4)

                                                   AND THE CURRENT INITIAL
                                                   CHARGE RATE FOR YOUR
                                                   GUARANTEED INCOME BEN-
IF YOUR PRIOR RIDER IS...                          EFIT RIDER IS-

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed   1.05% (0.2625% quarterly)
Risk)                                              single life option
                                                   1.25% (0.3125% quarterly)
                                                   joint life option
4LATER (Reg. TM) Advantage (Managed Risk)          1.05% (0.2625% quarterly)
                                                   single life option
                                                   1.25% (0.3125% quarterly)
                                                   joint life option
Lincoln Market Select (Reg. TM) Advantage          1.25% (0.3125% quarterly)
                                                   single life option
                                                   1.50% (0.3750% quarterly)
                                                   joint life option
4LATER (Reg. TM) Select Advantage                  1.25% (0.3125% quarterly)
                                                   single life option
                                                   1.50% (0.3750% quarterly)
                                                   joint life option
Lincoln Lifetime IncomeSM Advantage 2.0            1.05% (0.2625% quarterly)
                                                   single life option
                                                   1.25% (0.3125% quarterly)
                                                   joint life option

                                                                              31

The charge is a percentage of the greater of the Income Base or the Account
Value. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is
deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter.
The total annual Subaccount charge for the Death Benefit you have elected on your base contract also applies: 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit for
B-Share and 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death
Benefit and 1.65% for the Account Value Death Benefit for C-Share and L-Share
also apply. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.

The charge will not change unless there is an automatic step-up of the
Guaranteed Income Benefit (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example is intended to show how an initial i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative contract, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider
charge rate. For illustration purposes, we will assume that the example is a nonqualified contract, the Contractowner is a 60-year old male, and the initial
Guaranteed Income Benefit is set at 4% of the Income Base based upon the
Contractowner's age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the
Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account
Value and Income Base. This calculation method applies to the purchase of any
Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.

1/1/14 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/14 Income Base as of the last Valuation Date under Prior Rider........................  $ 125,000
1/1/14 Initial Annual Charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
  ($125,000 x 1.25%) the current charge
 for the Prior Rider is assessed against the Income Base since it is larger than the        $1,562.50
   Account Value..........................................................................
1/2/14 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/14 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)......................  $   5,000

The next example shows how the charge will increase if the Guaranteed Income
Benefit is stepped up to 75% of the Regular Income Payment.

1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)..........  $   6,900
1/2/15 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)................  $   5,175
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit ($1,562.50
  x ($5,175/$5,000)) Prior charge x
 [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]........  $1,617.19

Continuing the above example:

1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.............  $1,617.19
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/16 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)................  $   5,550
Assume the Prior Rider charge rate increases from 1.25% to 1.35%.
1/2/16 Annual Charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit ($1,617.19
  x ($5,550/$5,175) x
 (1.35%/1.25%))...........................................................................  $1,873.13

The new annual charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit
($5,550/$5,175) and then multiplied by the percentage increase to the Prior
Rider current charge rate (1.35%/1.25%).


If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of your prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit
in effect before the step-up occurred, reduced by any additional withdrawals.
Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit
is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.

Currently, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk)
and i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
o the Acceleration Benefit Charge,
o the Extension Benefit Charge, and
o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity
Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of
1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC
Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.

 The LTC Charge will be higher if you choose the Growth Benefit option because the
   Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to automatic step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed
Amount as of the date on which the charge is deducted by 1/4 of the
Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth
Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by
Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals.
The Acceleration Benefit Charge will be deducted until the LTC Guaranteed
Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension
Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all
Contractowners in the same class on a nondiscriminatory manner. If the current
Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent
Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for
more information.

                                                                              33

 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
     Age on        Extension
 Contract Date   Benefit Charge

     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%

Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
     Age on        Extension
 Contract Date   Benefit Charge

     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the
Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the
Acceleration Benefit. The Extension Benefit Charge will increase as the
Extension Benefit increases due to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension
Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension
Benefit Charge annual charge rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Optional
Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specification pages of your LTC Rider. We will give you 30 days written notice of our intent to raise the current Optional
Nonforfeiture Benefit Charge annual charge rate. Any increase to the current
Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current
Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the
LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC
Benefits - Nonforfeiture Benefit for more information.

                          Optional Nonforfeiture Benefit Charge:
                         50% Benefit for Assisted Living Services
            States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                      MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                               Age on                                Optional Nonforfeiture
                           Contract Date                                 Benefit Charge

           45-49                                                             0.04%
           50-54                                                             0.05%
           55-59                                                             0.05%
           60-64                                                             0.06%
           65-69                                                             0.08%
           70-74                                                             0.11%

        Optional Nonforfeiture Benefit Charge:
      100% Benefit for Assisted Living Services
     Age on             Optional Nonforfeiture
 Contract Date              Benefit Charge
                 Texas   California   All other states

     45-49      0.06%      0.06%           0.05%
     50-54      0.06%      0.06%           0.05%
     55-59      0.07%      0.07%           0.06%
     60-64      0.07%      0.07%           0.06%
     65-69      0.10%      0.10%           0.09%
     70-74      0.14%      0.13%           0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the
Extension Benefit as of the date on which the charge is deducted multiplied by
1/4 of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension
Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture
Benefit Charge will increase as the Extension Benefit increases due to Purchase
Payments made within the first 90 days after the contract date. The Optional
Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture
Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional
Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.

  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                     $100,000
  LTC Guaranteed Amount:                                                    $100,000
  Extension Benefit:                                                        $200,000


 Acceleration Benefit Charge Annual Charge Rate:
 Extension Benefit Charge Annual Charge Rate:
 Optional Nonforfeiture Benefit Charge Annual Charge Rate:
 LTC Charge (Annual)*:

                                                            * $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed
                                                            Amount) + $760 Extension Benefit
                                                            Charge (0.38% x $200,000 Extension Benefit) + $120 Optional
                                                            Nonforfeiture Charge (0.06% x $200,000
                                                            Extension Benefit) = $1,230 annual LTC Charge

 Acceleration Benefit Charge Annual Charge Rate:            0.35%
 Extension Benefit Charge Annual Charge Rate:               0.38%
 Optional Nonforfeiture Benefit Charge Annual Charge Rate:  0.06%
 LTC Charge (Annual)*:                                      $1,230

 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Charge Rate:
 Extension Benefit Charge Annual Charge Rate:
 Optional Nonforfeiture Benefit Charge Annual Charge Rate:
 LTC Charge (Annual)*:

                                                                                           *$500 Acceleration Benefit Charge
                                                                                           (0.50% x $100,000 LTC Guaranteed
                                                                                           Amount) + $760 Extension Benefit
                                                                                           Charge (0.38% x $200,000 Extension
                                                                                           Benefit) + $120 Optional
                                                                                           Nonforfeiture Benefit Charge (0.06%
                                                                                           x
                                                                                           $200,000 Extension Benefit)= $1,380
                                                                                           annual LTC Charge

 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                     $100,000
 LTC Guaranteed Amount:                                                                    $100,000
 Extension Benefit:                                                                        $200,000
 Growth Benefit:                                                                           $      0
 Acceleration Benefit Charge Annual Charge Rate:                                           0.50%
 Extension Benefit Charge Annual Charge Rate:                                              0.38%
 Optional Nonforfeiture Benefit Charge Annual Charge Rate:                                 0.06%
 LTC Charge (Annual)*:                                                                     $  1,380

Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract
Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the
Contract.

The mortality and expense risk and administrative charge of 1.25% for the
B-Share contract and 1.40% for the C-Share and L-Share contracts of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE
(Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
o the use of mass enrollment procedures,
o the performance of administrative or sales functions by the employer,
o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees,

                                                                              35

o for B-Share contracts only, the issue of a new Lincoln variable annuity contract with the proceeds from the surrender of an existing Lincoln variable annuity contract, if available in your state, or
o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
o American Legacy (Reg. TM) Series B-Share
o American Legacy (Reg. TM) Series C-Share
o American Legacy (Reg. TM) Series L-Share

Each contract offers you the ability to choose any of the Death Benefits,
Living Benefit Riders, and payout options described in this prospectus. Each contract has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced
Death Benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

An enhanced Death Benefit and optional Living Benefit Riders may be available for an additional charge, and are described later in this prospectus. You should check with your registered representative regarding availability.

American Legacy (Reg. TM) Series B-Share

The B-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.25% to 1.75%, depending on which Death
Benefit you have elected. It has a declining seven-year surrender charge on each Purchase Payment.

American Legacy (Reg. TM) Series C-Share

The C-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.65% to 2.15%, depending on which Death
Benefit you have elected. Contractowners of the C-Share annuity contract will receive Persistency Credits on a quarterly basis after the twelfth contract anniversary. See The Contracts - Persistency Credits.

American Legacy (Reg. TM) Series L-Share

The L-Share annuity contract has a total mortality and risk expense and administrative charge ranging from 1.65% to 2.15%, depending on which Death
Benefit you have elected. It has a declining four-year surrender charge on each
Purchase Payment. Contractowners of the L-Share annuity contract will receive
Persistency Credits on a quarterly basis after the seventh contract anniversary. See The Contracts - Persistency Credits.

Since the B-Share contract has a longer surrender charge period than the
L-Share contract, it offers less liquidity than the L-Share contract. The
C-Share contract has no surrender charge, and offers greater liquidity than both the B-Share contract and the L-Share contract, but has higher total separate account annual expenses. The L-Share contract offers greater liquidity than the B-Share contract but has higher total separate account annual expenses. The B-Share contract may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the surrender charge period, and who seeks a lower cost contract. The C-Share contract may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount soon after purchasing the Contract, and is willing to pay a higher mortality and expense risk charge. The L-Share contract may be more appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.

Determination of the appropriate balance between (a) accessing your Contract
Value; (b) the impact of the mortality and expense risk charge on your Contract
Value; and (c) should you elect a guaranteed benefit, the duration that you must own the contract to take full advantage of the optional benefit are important factors to consider. You should consider discussing the benefits and costs of the different share classes with your registered representative.

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial
Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase
Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.

Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for C-Share nonqualified contracts only, under age 91, subject to additional terms and limitations and Home Office approval). Certain Death
Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo
i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the
Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment.
The minimum initial Purchase Payment is $10,000. The minimum for Selling Group
Individuals is $1,500 (applicable to B-Share contracts only). The minimum initial Purchase Payment for nonqualified C-Share contracts where i4LIFE (Reg.
TM) Advantage is elected, and where the Contractowner, joint owner and/or
Annuitant are ages 86 to 90 (subject to additional terms and limitations and
Home Office approval) is $50,000. The minimum annual amount for additional
Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least
$100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates)
(excluding Lincoln Investor Advantage (Reg. TM) contracts) for the same
Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit
Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Purchase Payments may be made or, if stopped, resumed at any time until the
Annuity Commencement Date, the surrender of the contract, or the death of the
Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional
Purchase Payments exceed $100,000, additional

                                                                              37

Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, no additional
Purchase Payments will be allowed at any time after the Periodic Income
Commencement Date. If you elect i4LIFE (Reg. TM) Advantage without Guaranteed
Income Benefit, no additional Purchase Payments will be allowed after the
Periodic Income Commencement Date for nonqualified contracts. If you elect the
Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional
Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.

Persistency Credits

Contractowners of the C-Share contract will receive a Persistency Credit on a quarterly basis after the twelfth contract anniversary. The amount of the
Persistency Credit is calculated by multiplying the Contract Value, less any
Purchase Payments that have not been invested in the contract for at least twelve years, by 0.10%. Contractowners of the L-Share contract will receive a
Persistency Credit on a quarterly basis after the seventh contract anniversary.
The amount of the Persistency Credit is calculated by multiplying the Contract
Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.10%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the
Contract Value in each variable Subaccount and fixed Subaccount at the time the
Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any
Persistency Credit received will be noted on your quarterly statement.

Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock
Exchange is open (Valuation Date). On any date other than a Valuation Date, the
Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Purchase Payments

Purchase Payments allocated to the variable side of the contract are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one
Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good
Order at our Home Office prior to the close of the New York Stock Exchange
(normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the
Accumulation Unit value computed on the next Valuation Date. If you submit your
Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your
Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation
Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase
Payments received after such early market close will be processed using the
Accumulation Unit value computed on the next Valuation Date.

If an underlying fund imposes restrictions with respect to the acceptance of
Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units.
This is done by dividing the amount allocated by the value of an Accumulation
Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later
Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation
  Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method.
We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one
Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing programs elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage
Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a
Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next
Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.

We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.

After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the
Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued
accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the
Subaccount(s) subject to the following restrictions:
o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the
Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account

                                                                              39

(other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract -
Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the
Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the
"Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1)
enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from
Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our
Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each
Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a market timer under our Market
Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or


electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other
Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our
Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days.
We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract
Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime
Income Period. See i4LIFE (Reg. TM) Advantage.

Ownership

The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all
Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes.
Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death
Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

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Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 (or for C-Share nonqualified contracts only, under age 91, subject to additional terms and limitations and Home Office approval) as of the effective date of the change. This change may cause a reduction in the Death
Benefits or benefits offered under Living Benefit Riders. See The Contracts -
Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement
Date, the Annuitant or joint Annuitants may not be changed and contingent
Annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good
Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New
York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract
Value. Surrenders and withdrawals from the fixed account may be subject to the
Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of
Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract:
dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the
SAI.

Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the
Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is
$1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

o the Annuity Commencement Date;

o the value of the amount being DCA'd is depleted; or

o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended.
The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the
Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under
AWS are subject to applicable surrender charges and Interest Adjustments. See
Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract
- Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.

Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each
Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.

Asset Allocation Models

You may allocate your Purchase Payment among a group of Subaccounts that invest in underlying funds within an asset allocation model. Each model invests different percentages of Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase
Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various
Subaccounts and/or the fixed account. You should consult with your registered representative whether a model is appropriate for you.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated
investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit Riders may require that you allocate
Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts -
Investment Requirements. To the extent you are using a model to satisfy your
Investment

                                                                              43

Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.

The models were designed and prepared by Lincoln Investment Advisors Corp.
(LIAC), which is an affiliate of ours, for use by Lincoln Financial
Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or
Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.

If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living
Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements
section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.

Sample Portfolios

You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial
Purchase Payment to that portfolio, and we will invest your initial Purchase
Payment among the Subaccounts within the portfolio according to the percentage allocations. These allocations will remain in place unless you tell us otherwise. Any subsequent Purchase Payments will be invested according to your allocation instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue and are not available for election with any Living
Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income
Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio's specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.

Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial
Distributors, Inc. (LFD). LFD provides these portfolios to broker-dealers who may provide them to their clients. In making these portfolios available to you,
LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular portfolio. You should consult with your registered representative to determine whether you should utilize or invest in a portfolio, or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that, over time, a portfolio may not reflect the risk tolerance or return that was expected.

Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.

UPON DEATH OF:   AND...                               AND...                                DEATH BENEFIT PROCEEDS PASS TO:

Contractowner    There is a surviving joint owner     The Annuitant is living or deceased   Joint owner
Contractowner    There is no surviving joint owner    The Annuitant is living or deceased   Designated Beneficiary
Contractowner    There is no surviving joint owner    The Annuitant is living or deceased   Contractowner's estate
                 and the Beneficiary predeceases the
                 Contractowner
Annuitant        The Contractowner is living          There is no contingent Annuitant      The youngest Contractowner
                                                                                            becomes the contingent Annuitant
                                                                                            and the contract continues. The
                                                                                            Contractowner may waive* this
                                                                                            continuation and receive the Death
                                                                                            Benefit proceeds.


UPON DEATH OF:   AND...                            AND...                               DEATH BENEFIT PROCEEDS PASS TO:

Annuitant        The Contractowner is living       The contingent Annuitant is living   Contingent Annuitant becomes the
                                                                                        Annuitant and the contract continues
Annuitant**      The Contractowner is a trust or   No contingent Annuitant allowed      Designated Beneficiary
                 other non-natural person          with non-natural Contractowner

* Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity
Commencement Date, a Death Benefit may be payable. You can choose the Death
Benefit. Only one Death Benefit may be in effect at any one time and this Death
Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.

You should consider the following provisions carefully when designating the
Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death
Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the
Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the
Contractowner (or younger of joint owners) becomes the Annuitant.
Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this
Death Benefit must be received by us within 75 days of the death of the
Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.

If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the
Valuation Date the Death Benefit is approved by us for payment. No additional
Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract
Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the
Guarantee of Principal Death Benefit will apply to your contract. If the
Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select (Reg. TM)
  Advantage or Lincoln Max 6 SelectSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living
  Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
  Lincoln Market Select (Reg. TM) Advantage or Lincoln Max 6 SelectSM
  Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the
Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the
Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other
Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value

                                                                              45

  (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market
  Select (Reg. TM) Advantage or Lincoln Max 6 SelectSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis.
  See Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
  Risk), Lincoln Market Select (Reg. TM) Advantage or Lincoln Max 6 SelectSM
  Advantage); or

o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased
  Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the
  Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

You may discontinue the EGMDB at any time by completing the Change of Death
Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). This Death Benefit is no longer available. The amount of Death Benefit payable under this rider is the greatest of the following amounts:
o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select (Reg.
  TM) Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders - Lincoln Lifetime
  IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Market Select (Reg. TM)
  Advantage; or

o the highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the
  Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
     o the contract earnings; or
     o the covered earnings limit.

     Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age
70 to 75, the rate is 25%. The EEB rider is not available if the oldest
Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.


The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A)        is the amount of the withdrawal minus the greater of $0 and (B);
           where

(B)        is the result of [(i) - (ii)]; where

   (i)        is the Contract Value immediately prior to the withdrawal; and

   (ii)       is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A)        is the amount of the withdrawal minus the greater of $0 and (B);
           where

(B)        is the result of [(i) - (ii)]; where

   (i)        is the Contract Value immediately prior to the withdrawal; and

   (ii)       is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

General Death Benefit Information

Only one of these Death Benefits may be in effect at any one time. Your Death
Benefit terminates on and after the Annuity Commencement Date, or if you elect
i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage only provides Death
Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE
(Reg. TM) Advantage Death Benefit section of this prospectus for more information.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent
Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the
Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death
Benefit will be reduced to the EGMDB, and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

                                                                              47

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of
Death Benefits provided under this contract must be made in compliance with
Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time.
Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
o if any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
o if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the
Beneficiary may choose the method of payment of the Death Benefit. The Death
Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the
Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death
Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit
(without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your
Beneficiary designations by submitting a Beneficiary change form to our Home
Office.

Investment Requirements

If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment
Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit
Rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER
(Reg. TM) Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider, you must allocate your
Contract Value in accordance with the Investment Requirements for other Living
Benefit Riders sections below, according to which rider you purchased.
Currently, if you purchase i4LIFE (Reg. TM) Advantage without Guaranteed Income
Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your
Contract Value subject to such requirements.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

Certain of the underlying funds that are included in the Investment
Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy


for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the
Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners.
In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit
Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of Contract Value (or Account Value if i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all
Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of
Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance
Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced
Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Ultra-Short Bond Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

2. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise;
  or

3. terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment
  Requirements.

                                                                              49

Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed
Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you
must currently allocate your Contract Value among one or more of the following
Subaccounts only.

Group 1                                        Group 2
Investments must be at least 20% (30% for      Investments cannot exceed 80% (70% for rid-
riders elected prior to January 20, 2015) of   ers elected prior to January 20, 2015) of Con-
Contract Value or Account Value (subject to    tract Value or Account Value (subject to state
state approval)                                approval)
---------------------------------------------- ------------------------------------------------

 LVIP American Preservation Fund               American Funds Managed Risk Asset Allocation
                                               FundSM
                                               American Funds Managed Risk Blue Chip Income
                                               and Growth FundSM
                                               American Funds Managed Risk Global Allocation
                                               PortfolioSM
                                               American Funds Managed Risk Growth and
                                               Income PortfolioSM
                                               American Funds Managed Risk Growth FundSM
                                               American Funds Managed Risk Growth
                                               PortfolioSM
                                               American Funds Managed Risk Growth-Income
                                               FundSM
                                               American Funds Managed Risk International
                                               FundSM
                                               LVIP American Global Balanced Allocation
                                               Managed Risk Fund
                                               LVIP American Global Growth Allocation
                                               Managed Risk Fund

Group 1
Investments must be at least 20% (30% for
riders elected prior to January 20, 2015) of   Group 3
Contract Value or Account Value (subject to    Investments cannot exceed 10% of Contract
state approval)                                Value or Account Value
---------------------------------------------- ------------------------------------------

 LVIP American Preservation Fund               No Subaccounts at this time.

The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate
100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the
Subaccounts listed below that are also listed in Group 1 will be subject to the
Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o  American Funds Managed Risk Asset Allocation FundSM
o  American Funds Managed Risk Global Allocation PortfolioSM
o  American Funds Managed Risk Growth and Income PortfolioSM
o  American Funds Managed Risk Growth PortfolioSM

o  LVIP American Global Balanced Allocation Managed Risk Fund
o  LVIP American Global Growth Allocation Managed Risk Fund
o  LVIP American Preservation Fund

Investment Requirements for other Living Benefit Riders purchased on or after
August 29, 2016 (October 3, 2016 for existing Contractowners). If you elect
Lincoln Market Select (Reg. TM) Advantage, Lincoln Max 6 SelectSM Advantage,
4LATER (Reg. TM) Select Advantage, Lincoln Long-Term CareSM Advantage or i4LIFE
(Reg. TM) Advantage Select Guaranteed Income Benefit you must currently allocate 100% of your Contract Value among one or more of the following
Subaccounts.

o  American Funds Global Balanced FundSM
o  American Funds Growth and Income PortfolioSM
o  American Funds Managed Risk Asset Allocation PortfolioSM
o  American Funds Managed Risk Global Allocation PortfolioSM
o  American Funds Managed Risk Growth PortfolioSM
o  American Funds Managed Risk Growth and Income PortfolioSM
o  LVIP American Balanced Allocation Fund
o  LVIP American Growth Allocation Fund
o  LVIP American Income Allocation Fund
o  LVIP American Preservation Fund


The fixed account, if available, is only available for dollar cost averaging.As an alternative, to satisfy these Investment Requirements, 100% of the Contract
Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment
Requirements or reallocate Contract Value according to the Investment
Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Investment Requirements for other Living Benefit Riders purchased on or after
October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing
Contractowners). For Lincoln Market Select (Reg. TM) Advantage riders, and for
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) and Lincoln
Long-Term CareSM Advantage riders purchased on or after October 5, 2015 and prior to August 29, 2016 (October 3, 2016 for existing Contractowners), you must currently allocate your Contract Value among one or more of the following
Subaccounts.

Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------------

 American Funds Bond Fund                      American Funds Asset Allocation Fund
 American Funds Global Bond Fund               American Funds Blue Chip Income and Growth
 American Funds Mortgage FundSM                Fund
 American Funds U.S. Government/AAA-Rated      American Funds Capital Income Builder (Reg. TM)
  Securities Fund                              American Funds Global Balanced FundSM
 LVIP American Preservation Fund               American Funds Global Growth and Income Fund
                                               American Funds Global Growth Fund
                                               American Funds Global Growth PortfolioSM
                                               American Funds Growth and Income PortfolioSM
                                               American Funds Growth Fund
                                               American Funds Growth-Income Fund
                                               American Funds High-Income Bond Fund
                                               American Funds International Fund
                                               American Funds International Growth and
                                               Income FundSM
                                               American Funds Ultra-Short Bond Fund
                                               LVIP American Balanced Allocation Fund
                                               LVIP American Growth Allocation Fund
                                               LVIP American Income Allocation Fund

Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------------

 American Funds Bond Fund                      American Funds Global Small Capitalization Fund
 American Funds Global Bond Fund               American Funds New World Fund (Reg. TM)
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund

The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate
100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the
Subaccounts listed below that are also listed in Group 1 will be subject to the
Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o  American Funds Asset Allocation Fund
o  American Funds Bond Fund
o  American Funds Global Balanced FundSM
o  American Funds Global Bond Fund
o  American Funds Mortgage FundSM
o  American Funds U.S. Government/AAA-Rated Securities Fund

o  LVIP American Balanced Allocation Fund
o  LVIP American Growth Allocation Fund
o  LVIP American Income Allocation Fund
o  LVIP American Preservation Fund

                                                                              51

Investment Requirements for other Living Benefit Riders purchased prior to
October 5, 2015. If you elected a Living Benefit Rider other than Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), prior to October 5, 2015, you must currently allocate your Contract
Value among one or more of the following Subaccounts.

Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- --------------------------------------------

 American Funds Bond Fund                      All other Subaccounts, except as described
 American Funds Global Bond Fund               below.
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund

Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------

 American Funds Bond Fund                      No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund

The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate
100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the
Subaccounts listed below that are also listed in Group 1 will be subject to the
Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o  American Funds Asset Allocation Fund
o  American Funds Bond Fund
o  American Funds Global Balanced FundSM
o  American Funds Global Bond Fund
o  American Funds Managed Risk Asset Allocation FundSM
o  American Funds Managed Risk Global Allocation PortfolioSM
o  American Funds Managed Risk Growth and Income PortfolioSM
o  American Funds Managed Risk Growth PortfolioSM
o  American Funds Mortgage FundSM

o  American Funds U.S. Government/AAA-Rated Securities Fund
o  LVIP American Balanced Allocation Fund
o  LVIP American Global Balanced Allocation Managed Risk Fund
o  LVIP American Global Growth Allocation Managed Risk Fund
o  LVIP American Growth Allocation Fund
o  LVIP American Income Allocation Fund
o  LVIP American Preservation Fund

Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select (Reg. TM)
Advantage, Lincoln Max 6 SelectSM Advantage and Lincoln SmartSecurity (Reg. TM)
Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit , 4LATER (Reg. TM) Select Advantage and
4LATER (Reg. TM) Advantage (Managed Risk)), or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity (Reg. TM)
Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM)
Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(version 4) may also be unavailable unless guaranteed under a prior Living
Benefit Rider you purchased. An Appendix to this prospectus provides a detailed description of these Living Benefit Riders. You may not elect more than one
Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg.
TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess
Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your
Contract Value or receive lifetime payments and may provide certain guarantees.
There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln
Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit
Rider available for purchase in your contract that provides:
o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
o A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
o Automatic Annual Step-ups of the Income Base to the Contract Value if the
  Contract Value is equal to or greater than the Income Base after the 5%
  Enhancement; and
o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed
Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person)
(Excess Withdrawals) may significantly reduce your Income Base as well as your
Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary
Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this section. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5%
Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional
Purchase Payments will be limited to $50,000 per Benefit Year without Home
Office approval. No additional Purchase Payments are allowed if the Contract
Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us
(described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed
Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if
you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM
Advantage 2.0 is no longer available for purchase.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or
4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options.
There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider offered in your contract at the same time.

                                                                              53

If you purchased your contract prior to August 26, 2013, and you own a Living
Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit
Rider's termination rules, before you will be able to elect Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider.
In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you
will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for
Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit
Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If you elect this rider at contract issue, it will be effective on the contract's effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Income Base. The Income Base is a value used to calculate your Guaranteed
Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the
Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual
Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by
$10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase
Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase
Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional
Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income
Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other
Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus
Purchase Payments received in the preceding Benefit Year, will be increased by
5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The
Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic
Annual Step-up. If during any Enhancement Period there are no Automatic Annual
Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the
Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any
Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed
Annual Income amount but must be invested in the contract at least one Benefit
Year before it will be used in calculating the 5% Enhancement. Any Purchase
Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5%
Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth


Benefit Year. In order to be eligible to receive further 5% Enhancements the
Contractowner/Annuitant (single life option), or the Contractowner and spouse
(joint life option) must be under age 86.

Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual
Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income
Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than
$130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment
on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic
Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first ten Benefit Years your Income Base is increased by the 5%
Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the
Income Base. After the tenth Benefit Year anniversary the annual rider charge rate may increase to the current charge rate each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other
Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) Charge.

If your charge rate for this rider is increased due to a 5% Enhancement that occurs after the tenth Benefit Year anniversary, you may opt out of the 5%
Enhancement by giving us notice in writing within 30 days after the Benefit
Year anniversary if you do not want your charge rate for the rider to change.
This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year.
See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency
     Credits, if any, added on that date, is equal to or greater than the
     Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See
Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts.
The Automatic Annual Step-up is available even in these years when a withdrawal has occurred.

If your charge rate for this rider is increased upon an Automatic Annual
Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income
Base immediately

                                                                              55

prior to the step-up, adjusted for additional Purchase Payments or Excess
Withdrawals. This opt-out will only apply for this particular Automatic Annual
Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5%
Enhancement through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5%
Enhancements after the tenth Benefit Year anniversary. You will have the option to opt out of the enhancements after the tenth Benefit Year. See the earlier
Income Base section. You may not opt out of the Automatic Annual Step-up if an
additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5%
Enhancement will work (assuming no withdrawals or additional Purchase
Payments):

                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------

      Initial Purchase Payment $50,000....  $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the
Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of
$50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 =
$2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5%
of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed
Annual Income amount each Benefit Year for your (Contractowner) lifetime
(single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero.
You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial
Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below).
If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the
Income Base as of the effective date of the rider (including any Purchase
Payments made within the first 90 days after the effective date of the rider).
After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed
Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an
Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed
Annual Income amount percentage will not increase until the next Automatic
Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual
Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

                 Guaranteed Annual Income Percentages by Ages:

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  55 - 58                3.50%                     55 - 58                      3.50%
  59 - 64                4.25%                     59 - 64                      4.00%
    65+                  5.25%                       65+                        5.00%


Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20,
                                      2013

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  55 - 58                3.00%                     55 - 58                      3.00%
  59 - 64                3.50%                     59 - 64                      3.50%
  65 - 69                4.50%                     65 - 69                      4.00%
    70+                  5.00%                       70+                        4.50%

Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) rider purchased prior to January 23, 2017, and
Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an
Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option.
You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract
Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract
Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age
60 on the rider's effective date, (4% Guaranteed Annual Income percentage), and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%)............................................    $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000).............    $202,000
    Income Base after withdrawal ($200,000 - $0)....................    $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%).....................................    $  8,200

Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the
Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x
$205,000).

Purchase Payments added to the contract subsequent to the initial Purchase
Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a
Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional
Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual
Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the
Contract Value and may increase the Income Base upon an Automatic Annual
Step-up which in return may increase the Guaranteed Annual Income amount.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional
Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

                                                                              57

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic
Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The
Guaranteed Annual Income amount will be increased to 10%, called the Nursing
Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age
70 or older, or the younger of the Contractowner and spouse is age 70 or older
(joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln
Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home
Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to
May 20, 2013) if a withdrawal has been taken since the rider effective date.)
The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced
Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year.
If you leave the nursing home, and/or for Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract
Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the
Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home
Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home
Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications.
This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Contractowners in South Dakota who elect any version of Lincoln Lifetime
IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age
70 or older or the younger of the Contractowner and spouse is age 70 or older
(joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of
Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70
(or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after
January 20, 2015, the terminal illness provision will not be available if your
Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0
(Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the
Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase
Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth


in the Terminal Illness Claim Form. The remaining references to the Guaranteed
Annual Income amount also include the terminal illness enhancement amount for
Contractowners in South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal)
that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original
Contractowner's bank account (or to the original Annuitant or the original
Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess
     Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal;
     and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the
     Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed
Annual Income amount (as adjusted for Guaranteed Annual Income amount payments,
Excess Withdrawals and additional Purchase Payments) available to you for the
Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the
Income Base, the Guaranteed Annual Income amount and the Contract Value. The
Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the
Income Base is reduced by 15.19435%, the same proportion by which the Excess
Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income
Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the
Contract Value. If the Income Base is reduced to zero due to an Excess
Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual
Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue
Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

                                                                              59

   1. Lincoln's automatic withdrawal service is used to calculate and pay the
     RMD;

   2. The RMD calculation must be based only on the value in this contract;
     and

   3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed
Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income.
In nonqualified contracts, withdrawals of Contract Value that exceed Purchase
Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount
Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount
Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount
Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death
Benefit option in effect immediately prior to the effective date of the
Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB
or the EEB rider. If the Account Value Death Benefit option is in effect, the
Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout
option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life
(this option is different from other Annuity Payout options, including i4LIFE
(Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option
over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available.
You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk) provides no increase in value to the
Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death
Benefit options (as described earlier in this prospectus) will be in effect.
Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of
Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or
401(a)(9) as applicable as amended from time to time. See The Contracts - Death
Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0
(Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if
available under the terms and charge in effect at the time of the new purchase.
There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the
Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse,
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further
Guaranteed Annual Income amounts are available (even if there was an Income
Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age
86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the
Guaranteed Annual Income amount to decrease.


Impact to Withdrawal Calculations of Death Benefits before the Annuity
Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for
Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage
2.0. Certain Death Benefit options provide that all withdrawals reduce the
Death Benefit in the same proportion that the withdrawals reduce the Contract
Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death
Benefit. The same also applies to the EGMDB or the EEB rider if the Death
Benefit is based on the sum of all Purchase Payments, decreased by withdrawals.
See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death
Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed
Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067]
   Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875] The
   entire $9,000 withdrawal reduced the Death Benefit option proportionately.
   Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements.
Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
o on the Annuity Commencement Date (except payments under the Guaranteed Annual
  Income Amount Annuity Payout Option will continue if applicable);
o upon election of Lincoln Market Select (Reg. TM) Advantage; or
o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
o upon the death under the single life option or the death of the surviving spouse under the joint life option;
o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
o upon surrender of the contract; or
o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the
Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for
Contractowners who transition from any version of Lincoln Lifetime IncomeSM
Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death
Benefit during the Access Period. A minimum payout floor, called the Guaranteed
Income Benefit, is also available for election at the time you elect i4LIFE
(Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

                                                                              61

This discussion applies to Contractowners who previously elected Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk) and wish to transition to i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), and to
Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage 2.0 and wish to transition to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(version 4).

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no
longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM
Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed
Income Benefit (Managed Risk).) Contractowners are also guaranteed that the
Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln
Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the
Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account
Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). This
decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE
(Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and have the single life option, you must elect i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must elect i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE
(Reg. TM) Advantage Access Period will vary based upon when you elected your
Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to transition to i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM)
Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM)
Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to transition from Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime
IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE
(Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE
(Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date.
Payments from a nonqualified contract that a person receives under the i4LIFE
(Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity
Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are
not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Lincoln Market Select (Reg. TM) Advantage

Lincoln Market Select (Reg. TM) Advantage is a Living Benefit Rider available for purchase that provides:
o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
o Automatic Annual Step-ups of the Income Base to the Contract Value if the
  Contract Value is equal to or greater than the Income Base;
o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed
Annual Income amount or that are payable to any assignee or assignee's bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero.

In order to purchase Lincoln Market Select (Reg. TM) Advantage, the initial
Purchase Payment or Contract Value (if purchased after the contract is issued)
must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of


the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this prospectus. The Contractowner,
Annuitant or Secondary Life may not be changed while this rider is in effect
(except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed
Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment will vary, depending on when you take your first withdrawal. You may receive Guaranteed
Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the amount of the charges. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market Select (Reg.
TM) Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living
Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.

Availability. Lincoln Market Select (Reg. TM) Advantage is available for election to new Contractowners and to current Contractowners who have previously purchased a Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
rider. If you elect the Lincoln Market Select (Reg. TM) Advantage rider at contract issue, it will be effective on the contract's effective date. If you terminate an existing rider to elect Lincoln Market Select (Reg. TM) Advantage, your new rider will be effective on the next Valuation Date following approval by us.

If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market Select (Reg. TM) Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln
Market Select (Reg. TM) Advantage.

In general, anytime you terminate a rider, you lose all Contract Value provided by that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and elect Lincoln Market Select (Reg. TM) Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market Select (Reg.
TM) Advantage. Your initial Income Base under Lincoln Market Select (Reg. TM)
Advantage will be equal to the Contract Value on the effective date of the
Lincoln Market Select (Reg. TM) Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select (Reg. TM) Advantage before making your decision. Lincoln Market Select (Reg. TM) Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, it does not offer a Nursing Home Enhancement like
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and electing Lincoln Market Select (Reg. TM) Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.

Lincoln Market Select (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The
Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. There is no guarantee that Lincoln Market Select (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market Select
(Reg. TM) Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time.

If you purchase Lincoln Market Select (Reg. TM) Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment
Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Income Base. The Income Base is a value used to calculate your Guaranteed
Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The Income Base varies based on when you elect the rider. If you elect the

                                                                              63

rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent
Purchase Payments and Automatic Annual Step-ups, and decreased by Excess
Withdrawals in accordance with the provisions set forth below. The maximum
Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts
(or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by
$10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase
Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract
Value decreases to zero for any reason, including market loss. Excess
Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

5% Enhancement. For elections on and after August 29, 2016, (October 3, 2016 for existing Contractowners), the Lincoln Market Select (Reg. TM) Advantage
rider provides a 5% Enhancement through which the Income Base, minus Purchase
Payments received in the preceding Benefit Year will be increased by 5%, subject to certain conditions. On each Benefit Year anniversary, the Income
Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The
Enhancement Period is a 10-year period that begins on the effective date of the rider. Any Purchase Payments made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed
Annual Income amount but must be invested in the contract at least one Benefit
Year before it will be used in calculating the 5% Enhancement. Any Purchase
Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5%
Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit years, you will continue to be eligible for the 5% Enhancements through the end of the
Enhancement Period. In order to be eligible to receive further 5% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within the Enhancement
Period.

Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual
Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income
Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than
$130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment
on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.

The 5% Enhancement will be in effect for 10-years (the Enhancement Period) from the effective date of the rider. As explained below, the 5% Enhancement and
Automatic Annual Step-up will not occur in the same year. If the Automatic
Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5%
Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual
Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. A 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the
     Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency
     Credits, if applicable, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See
Charges and Other Deductions - Rider Charges - Lincoln Market Select (Reg. TM)
Advantage Charge.

If your charge rate for this rider is increased upon an Automatic Annual
Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income
Base immediately prior to the step-up, adjusted for additional Purchase
Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse your step-up will not be reimbursed.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement (if applicable) through the end of the Enhancement Period. You may not opt out of the Automatic Annual
Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5%
Enhancements will work (assuming no withdrawals or additional Purchase
Payments):

                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------

      Initial Purchase Payment $50,000....  $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the
Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of
$50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 =
$2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5%
of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.

Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime
(single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age
55 or older.

The Guaranteed Annual Income amount is determined by multiplying the Income
Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 5% Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.

The initial Guaranteed Annual Income rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The initial
Guaranteed Annual Income rate for new rider elections may be higher or lower than the rate for existing Contractowners that have elected the rider, but your
Guaranteed Annual Income rate will not change as a result.

The initial Guaranteed Annual Income rate applicable to new rider elections is set forth in a supplement to this prospectus, called a Rate Sheet. The Rate
Sheet indicates the Guaranteed Annual Income rate, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate
Sheet. The rates will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the
Guaranteed Annual Income rate for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new
Contractowners, the current Rate Sheet will be included with this prospectus.
For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contacting your registered representative or online at
www.LincolnFinancial.com. Guaranteed Annual Income rates from previous effective periods are included in an appendix to this prospectus.

                                                                              65

For rider elections prior to August 29, 2016, the Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate from one of the tables below.

If you take a withdrawal prior to the fifth Benefit Year anniversary (either a
Guaranteed Annual Income withdrawal or an Excess Withdrawal), Table A will always be used to determine the Guaranteed Annual Income amount. As long as no withdrawals occur prior to the fifth Benefit Year anniversary, Table B will always be used.

Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual
Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

                               TABLE A                                  TABLE B
              ----------------------------------------- ----------------------------------------
Age            Single Life Option   Joint Life Option*   Single Life Option   Joint Life Option*
------------- -------------------- -------------------- -------------------- -------------------

55 - 58......        2.5%                 2.5%                 3.5%                 3.5%
59 - 64......        3.0%                 3.0%                 4.0%                 4.0%
65 - 74......        4.0%                 3.5%                 5.0%                 4.5%
75 +.........        4.0%                 4.0%                 5.0%                 5.0%

*For the joint life option, age is based on the younger of you and your spouse.

For example, assume you purchase Lincoln Market Select (Reg. TM) Advantage
(single life option) at age 60, and you take your first withdrawal at age 63.
Since the withdrawal occurred prior to the fifth Benefit Year anniversary,
Table A will be used to determine the Guaranteed Annual Income percentage for this and all subsequent withdrawals, and the rate for your Guaranteed Annual
Income will be 3.0%. If you took your second withdrawal and had an Automatic
Annual Step-up at age 70, Table A still applies, and your Guaranteed Annual
Income percentage is increased to 4.0%. If you wait to take your first withdrawal on or after the fifth Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income percentage for all Guaranteed Annual
Income withdrawals.

During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first
Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an
Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the
Guaranteed Annual Income percentage will not increase until the next Automatic
Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual
Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

If your Contract Value is reduced to zero for any reason other than for an
Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option.
You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract
Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount using a rate from Table A above and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract
Value. The Contractowner is age 70 (4% Guaranteed Annual Income percentage), a withdrawal occurred prior to the fifth Benefit Year anniversary, with a
Contract Value of $200,000 on the fifth Benefit Year anniversary:


    Contract Value on the Benefit Year anniversary................    $200,000
    Income Base on the Benefit Year anniversary...................    $200,000
    Initial Guaranteed Annual Income amount on the Benefit Year
    anniversary ($200,000 x 4%)...................................    $  8,000
    Contract Value six months after Benefit Year anniversary......    $210,000
    Income Base six months after Benefit Year anniversary.........    $200,000
    Withdrawal six months after Benefit Year anniversary when
    Contractowner is still age 70.................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000)...........    $202,000
    Income Base after withdrawal ($200,000 - $0)..................    $200,000
    Contract Value on sixth Benefit Year anniversary..............    $205,000
    Income Base on sixth Benefit Year anniversary.................    $205,000
    Guaranteed Annual Income amount on sixth Benefit Year
    anniversary ($205,000 x 4%)...................................    $  8,200

The Automatic Annual Step-up was available and increased the Income Base to the
Contract Value of $205,000. On the sixth Benefit Year anniversary, the
Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase
Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age
70 elected the single life option, waited until after the fifth Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of
$2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000
($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed
Annual Income amount. The Guaranteed Annual Income amount, after the Income
Base is adjusted by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed
Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal)
that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee's bank account.

When an Excess Withdrawal occurs:

1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new
  (reduced) Income Base (after the proportionate reduction for the Excess
  Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed
Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments)
available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the
Income Base, the Guaranteed Annual Income amount using a percentage from Table
B, and the Contract Value under Lincoln Market Select (Reg. TM) Advantage.

The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)

After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000

                                                                              67

The Contract Value is also reduced by the $7,750 Excess Withdrawal and the
Income Base is reduced by 13.90134%, the same proportion by which the Excess
Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).

Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 -
$11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)

In a declining market, Excess Withdrawals may significantly reduce your Income
Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the
Contract Value. If the Income Base is reduced to zero due to an Excess
Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual
Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue
Code Section 401(a)(9). In addition, in order for this exception for RMD's to apply, the following must occur:

1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

2. The RMD calculation must be based only on the value in this contract; and

3. No withdrawals other than RMD's are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed
Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income.
In nonqualified contracts, withdrawals of Contract Value that exceed Purchase
Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount
Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount
Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount
Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death
Benefit option in effect immediately prior to the effective date of the
Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB
or the EEB rider. If the Account Value Death Benefit option is in effect, the
Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout
option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life
(this option is different from other Annuity Payout options, including i4LIFE
(Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option
over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available.
You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract
Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option
will reduce the final payment dollar for dollar.


Death Prior to the Annuity Commencement Date. Lincoln Market Select (Reg. TM)
Advantage has no provision for a payout of the Income Base or any other Death
Benefit upon death of the Contractowner or Annuitant. In addition, Lincoln
Market Select (Reg. TM) Advantage provides no increase in value to the Death
Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options
(as described earlier in this prospectus) will be in effect. Election of
Lincoln Market Select (Reg. TM) Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity
Commencement Date. All Death Benefit payments must be made in compliance with
Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Market Select (Reg. TM) Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual
Income amount continue to be available for the life of the surviving spouse.
The Automatic Annual Step-up will continue, if applicable, as discussed above.
Upon the death of the surviving spouse, Lincoln Market Select (Reg. TM)
Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). The 5% Enhancement will continue, if applicable, upon the first death under the joint life option.

Impact to Withdrawal Calculations of Death Benefits before the Annuity
Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for
Contractowners with an active Lincoln Market Select (Reg. TM) Advantage rider.
Certain Death Benefit options provide that all withdrawals reduce the Death
Benefit in the same proportion that the withdrawals reduce the Contract Value.
If you elect Lincoln Market Select (Reg. TM) Advantage, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase
Payment amounts on a dollar for dollar basis for purposes of calculating the
Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death
Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect.

The following example demonstrates how a withdrawal will reduce the Death
Benefit if both the EGMDB and Lincoln Market Select (Reg. TM) Advantage are in
effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
     a) Contract Value $80,000
     b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
     a) $80,000 - $9,000 = $71,000 (reduction $9,000)
     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed
   Annual Income amount)
 ($95,000 - $5,067 = $89,933 [$95,000 x ($4,000 / $75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
 c)$150,000 - $16,875 = $133,125 [$150,000 x ($9,000 / $80,000) = $16,875]. The
   entire $9,000 withdrawal reduced the Death Benefit option proportionally.
   Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may
terminate their rider at any time after the first Benefit Year anniversary.
Lincoln Market Select (Reg. TM) Advantage will automatically terminate:
o on the Annuity Commencement Date (except payments under the Guaranteed Annual
  Income Amount Annuity Payout Option will continue if applicable);
o upon death under the single life option or the death of the surviving spouse under the joint life option;
o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
o on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
o upon surrender or termination of the underlying annuity contract.

                                                                              69

The termination will not result in any increase in Contract Value equal to the
Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit option. i4LIFE (Reg. TM)
Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access
Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Market Select (Reg. TM)
Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Market Select (Reg. TM) Advantage may decide to later transition to i4LIFE (Reg. TM) Advantage Select Guaranteed
Income Benefit prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.

If you have the Lincoln Market Select (Reg. TM) Advantage single life option and choose to transition your rider, you must transition to i4LIFE (Reg. TM)
Advantage Select Guaranteed Income Benefit single life option. If you have the
Lincoln Market Select (Reg. TM) Advantage joint life option and choose to transition your rider, you must transition to i4LIFE (Reg. TM) Advantage Select
Guaranteed Income Benefit joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM)
Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM)
Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Select Guaranteed
Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to transition from Lincoln Market Select (Reg. TM)
Advantage to i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit, you
should consider that depending on a person's age and the selected length of the
Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the
Guaranteed Annual Income amounts under Lincoln Market Select (Reg. TM)
Advantage. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments, whereas with Lincoln Market Select (Reg. TM) Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as
"amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of
Purchase Payments. In contrast, withdrawals under Lincoln Market Select (Reg.
TM) Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Lincoln Max 6 SelectSM Advantage

Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider available for purchase that provides:

o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;

o An enhancement equal to 6% of the Enhancement Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual
  Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;

o Automatic Annual Step-ups of the Income Base to the Contract Value if the
  Contract Value is equal to or greater than the Income Base after the 6%
  Enhancement;

o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed
Annual Income amount or that are payable to any assignee or assignee's bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and Enhancement Base as well as your Guaranteed Annual
Income amount by an amount greater than the dollar amount of the Excess
Withdrawal, and will terminate the rider if the Income Base is reduced to zero.
If the Enhancement Base is reduced to zero, you will not be eligible for further 6% Enhancements.

In order to purchase Lincoln Max 6 SelectSM Advantage, the initial Purchase
Payment must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/
Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this prospectus. The Contractowner,
Annuitant or Secondary Life may not be changed while this rider is in effect
(except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed
Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. Your Guaranteed Annual Income payments will be reduced if your
Contract Value is reduced to zero. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the charge rates. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Max 6 SelectSM Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and 6% Enhancements to the Income Base. However, these guaranteed payments will be reduced if your
Contract Value is reduced to zero. The age at which you may start receiving the
Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. Additionally, if you decide to elect i4LIFE (Reg. TM) Advantage in the future, your Income Base under Lincoln
Max 6 SelectSM Advantage will not carry over to i4LIFE (Reg. TM) Advantage.
This rider may be more suitable for you than another available Living Benefit
Rider if you are willing to exchange higher income payments with potentially lower income in the future if your Contract Value is reduced to zero.

Availability. Lincoln Max 6 SelectSM Advantage is available for election only at the time the contract is purchased. If elected, the rider will be effective on the contract's effective date.

Lincoln Max 6 SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The
Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. There is no guarantee that Lincoln Max 6 SelectSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Max 6 SelectSM Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time.

If you purchase Lincoln Max 6 SelectSM Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment
Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Income Base and Enhancement Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is equal to the initial
Purchase Payment, increased by subsequent Purchase Payments, Automatic Annual
Step-ups and 6% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million.
This maximum takes into consideration the total guaranteed amounts under the
Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

The Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base is equal to the initial Purchase Payment, increased by subsequent Purchase Payments and
Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a
6% Enhancement.

Neither the Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.

Additional Purchase Payments automatically increase the Income Base and the
Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base and Enhancement Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase
Payments exceed $100,000, additional Purchase Payments will be limited to
$50,000 per Benefit Year without Home Office approval. Additional Purchase
Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base and
Enhancement Base as discussed below. Withdrawals less than or equal to the
Guaranteed Annual Income amount will not reduce the Income Base or Enhancement
Base.

6% Enhancement. On each Benefit Year anniversary, an enhancement amount equal to 6% of the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, will be added to the Income Base, if the
Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86, if there are no withdrawals in the preceding Benefit
Year, the rider is within the Enhancement Period and if the Income Base after the enhancement amount is added would be greater than the Automatic Annual
Step-up of the Income Base.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. Any Purchase Payments made after the initial Purchase Payment will be added immediately to the Income Base and to the Enhancement Base and will result in an increased

                                                                              71

Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating and determining if the
6% Enhancement applies. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the 6% Enhancement, if applicable, on the first
Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit years, you will continue to be eligible for the 6% Enhancements through the end of the
Enhancement Period. In order to be eligible to receive further 6% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within the Enhancement
Period.

Note: The 6% Enhancement is not available on any Benefit Year anniversary if an
Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 6% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the
6% Enhancement in the next year, the Enhancement will not occur until the
Benefit Year anniversary of that year.

The following is an example of the impact of the 6% Enhancement on the Income
Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base =
$100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000;
Enhancement Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000;
Enhancement Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than
$131,900 ($115,000 x 1.06% = $121,900 + $10,000). The $10,000 Purchase Payment
on day 95 is not eligible for the 6% Enhancement until the second Benefit Year anniversary.

The 6% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. As explained below, the 6% Enhancement and
Automatic Annual Step-up will not occur in the same year. If the Automatic
Annual Step-up provides a greater increase to the Income Base, you will not receive the 6% Enhancement. If the Automatic Annual Step-up and the 6%
Enhancement increase the Income Base to the same amount, then you will receive the Automatic Annual Step-up. The 6% Enhancement or the Automatic Annual
Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

Automatic Annual Step-ups of the Income Base. The Income Base and Enhancement
Base will automatically step up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the
     Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any
     Purchase Payments made on that date is equal to or greater than the Income
     Base after the 6% Enhancement (if any).

The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See
Charges and Other Deductions - Rider Charges - Lincoln Max 6 SelectSM Advantage
Charge.

If your charge rate for this rider is increased upon an Automatic Annual
Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base and Enhancement Base will be returned to the Income Base and Enhancement Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up.
You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse your step-up will not be reimbursed.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 6% Enhancement (if applicable) through the end of the Enhancement Period and as long as the Contractowner/Annuitant
(single life option), or the Contractowner and spouse (joint life option) are under age 86. You may not opt out of the Automatic Annual Step-up if an
additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 6%
Enhancements will work (assuming no withdrawals or additional Purchase
Payments):


                                     Contract                                     Enhancement amount
                                       Value    Income Base   Enhancement Base   added to Income Base
                                    ---------- ------------- ------------------ ---------------------

      At issue.....................  $100,000     $100,000        $100,000                   -
      1st Benefit Year anniversary...$104,000     $106,000        $100,000              $6,000
      2nd Benefit Year anniversary...$107,000     $112,000        $100,000              $6,000
      3rd Benefit Year anniversary...$115,000     $118,000        $100,000              $6,000
      4th Benefit Year anniversary...$128,000     $128,000        $128,000               N/A
      5th Benefit Year anniversary...$131,000     $135,680        $128,000              $7,680

On the first Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement would increase the Income
Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.

On the second Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement would increase the Income
Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $112,000 and the Enhancement Base remains at $100,000.

On the third Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement would increase the Income
Base to a higher amount, the Income Base is increased by the $6,000 Enhancement amount to $118,000 and the Enhancement Base remains at $100,000.

On the fourth Benefit Year anniversary the Contract Value is higher than the previous Income Base plus the 6% Enhancement, so the Income Base and
Enhancement Base are increased to equal the Contract Value of $128,000.

On the fifth Benefit Year anniversary the Contract Value is higher than the previous Income Base, but since the 6% Enhancement would increase the Income
Base to a higher amount, the Income Base is increased by the $7,680 (6% of
$128,000) Enhancement amount and the Enhancement Base remains at $128,000.

Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime
(single life option) or the lifetimes of you and your spouse (joint life option), but will be reduced if your Contract Value is reduced to zero.
Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.

The Guaranteed Annual Income amount is determined by multiplying the Income
Base by the applicable rate, based on your age and whether the single or joint life option has been elected, and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 6% Enhancement, additional Purchase Payments, and
Excess Withdrawals, as described below. Additionally, the Guaranteed Annual
Income amount will be reduced if the Contract Value reaches zero.

The Guaranteed Annual Income rate will be based on your age as of the date the first withdrawal on or after age 55 (based on the age of the younger of you or your spouse for the joint life option). Thereafter the Guaranteed Annual Income rate will only increase upon an Automatic Annual Step-up, and will decrease once the Contract Value is reduced to zero.

The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed
Annual Income rates for new rider elections may be higher or lower than the rates for existing Contractowners that have elected the rider, but your
Guaranteed Annual Income rates will not change as a result.

The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with those rates. The rates may change with each
Rate Sheet and may be higher or lower than the rates on the previous Rate
Sheet. The rates will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the
Guaranteed Annual Income rate for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new
Contractowners, the current Rate Sheet will be included with this prospectus.
You can also obtain the most current Rate Sheet information by contacting your registered representative or online at www.LincolnFinancial.com.

During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first
Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary, as adjusted for additional Purchase Payments, Automatic Annual Step-ups, 6% Enhancements,
and subsequent Excess Withdrawals. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only

                                                                              73

increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual
Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual
Income rate will not increase until the next Automatic Annual Step-up occurs.
If you do not withdraw the entire Guaranteed Annual Income amount during a
Benefit Year, there is no carryover of the remaining amount into the next
Benefit Year. The Guaranteed Annual Income rate will be lower if your Contract
Value is reduced to zero, which will result in a reduced Guaranteed Annual
Income amount.

Guaranteed Annual Income payments are not available until you have reached age
55 (the younger of your or your spouse under the joint life option). If your
Contract Value is reduced to zero for any reason other than for an Excess
Withdrawal, the Guaranteed Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Guaranteed Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining
Contract Value. However, if the total Guaranteed Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero is less than the recalculated Guaranteed Annual Income amount based on Table B of the Rate
Sheet, the difference is payable for the remainder of that Benefit Year.
Otherwise, you will not be able to receive further Guaranteed Annual Income payments until the next Benefit Year anniversary. Withdrawals equal to the
Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount
Annuity Payout Option. You may not withdraw the remaining Income Base or
Enhancement Base in a lump sum. You will not be entitled to the Guaranteed
Annual Income amount if the Income Base is reduced to zero as a result of an
Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base or Enhancement Base. All withdrawals you make will decrease the Contract Value.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base, the Enhancement Base, and the Contract Value.
The example assumes a 5% Guaranteed Annual Income rate and a Contract Value of
$200,000 on the rider's effective date:

    Contract Value on the rider's effective date.......................    $200,000
    Income Base and Enhancement Base on the rider's effective date.....    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 5%)...............................................    $ 10,000
    Contract Value six months after rider's effective date.............    $212,000
    Income Base and Enhancement Base six months after rider's
    effective date.....................................................    $200,000
    Withdrawal six months after rider's effective date.................    $ 10,000
    Contract Value after withdrawal ($212,000 - $10,000)...............    $202,000
    Income Base and Enhancement Base after withdrawal ($200,000 -
    $0)................................................................    $200,000
    Contract Value on first Benefit Year anniversary...................    $205,000
    Income Base and Enhancement Base on first Benefit Year
    anniversary........................................................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 5%)........................................    $ 10,250

Since there was a withdrawal during the first year, the 6% Enhancement is not available, but the Automatic Annual Step-up was available and increased the
Income Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Guaranteed Annual Income amount is $10,250 (5% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase
Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a
Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed
Annual Income payment amount will be recalculated immediately after a Purchase
Payment is added to the contract.

Automatic Annual Step-ups and 6% Enhancements will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by a 6% Enhancement or an Automatic Annual
Step-up will be equal to the adjusted Income Base multiplied by the applicable
Guaranteed Annual Income rate.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal)
that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee's bank account.


When an Excess Withdrawal occurs:

1. The Income Base and the Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and

2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced)
  Income Base (after the proportionate reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed
Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments)
available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.

The following example assumes a 5% Guaranteed Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Income Base, Enhancement
Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln
Max 6 SelectSM Advantage.

The Contractowner makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base and Enhancement Base.

Prior to Excess Withdrawal:

Contract Value = $60,000
Income Base = $85,000
Enhancement Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)

After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base and Enhancement Base are not reduced:

Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
Enhancement Base = $85,000

The Contract Value is also reduced by the $7,750 Excess Withdrawal and the
Income Base and Enhancement Base are reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 /
$55,750).

Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 -
$11,816.14 = $73,183.86)
Enhancement Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 -
$11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
Enhancement Base = $73,183.86

In a declining market, Excess Withdrawals may significantly reduce your Income
Base, Enhancement Base, and Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess
Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate. If the
Enhancement Base is reduced to zero, you will not be eligible for further 6%
Enhancements.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual
Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue
Code Section 401(a)(9). In addition, in order for this exception for RMD's to apply, the following must occur:

1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

2. The RMD calculation must be based only on the value in this contract;

3. No withdrawals other than RMD's are made within the Benefit Year (except as described in the next paragraph); and

4. This contract is not a beneficiary IRA.

                                                                              75

If your RMD withdrawals during a Benefit Year are less than the Guaranteed
Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the
Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual
Income amount, including amounts attributable to RMDs, will be treated as
Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income.
In nonqualified contracts, withdrawals of Contract Value that exceed Purchase
Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, and you have remaining Contract Value, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the
Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you
are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the
Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount
Annuity Payout Option must be one of the following Death Benefits: the
Guarantee of Principal Death Benefit, or the EGMDB. If the Account Value Death
Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout
option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Income Base multiplied by the applicable
Guaranteed Annual Income rate shown in Table B of your Rate Sheet, for life.
This option is different from other Annuity Payout options, including i4LIFE
(Reg. TM) Advantage, which are based on your Contract Value. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract
Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option
will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage
has no provision for a payout of the Income Base or Enhancement Base upon death of the Contractowner or Annuitant. In addition, Lincoln Max 6 SelectSM
Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM
Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Max 6 SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The
Automatic Annual Step-up will continue, if applicable, as discussed above. The
6% Enhancement will continue, if applicable, upon the first death under the joint life option. Upon the death of the surviving spouse, Lincoln Max 6
SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

Termination. Prior to the fifth Benefit Year anniversary, the Contractowner may decide to terminate the rider to elect i4LIFE (Reg. TM) Advantage. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to
Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Max 6 SelectSM
Advantage will automatically terminate:

o on the Annuity Commencement Date (except payments under the Guaranteed Annual
  Income Amount Annuity Payout Option will continue if applicable);

o upon the election of i4LIFE (Reg. TM) Advantage;

o upon death under the single life option or the death of the surviving spouse under the joint life option;
o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
o on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
o upon surrender or termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the
Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living
Benefit Rider available for purchase at that time, except i4LIFE (Reg. TM)
Advantage.


4LATER (Reg. TM) Select Advantage

4LATER (Reg. TM) Select Advantage is a Living Benefit Rider available for purchase that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE
(Reg. TM) Advantage. If you elect 4LATER (Reg. TM) Select Advantage, you must later elect i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit in
order to receive a benefit from 4LATER (Reg. TM) Select Advantage.

Availability. 4LATER (Reg. TM) Select Advantage is available for election to new Contractowners and to current Contractowners who have previously purchased the 4LATER (Reg. TM) Advantage (Managed Risk) rider. If you elect the 4LATER
(Reg. TM) Select Advantage rider at contract issue, it will be effective on the contract's effective date. If you terminate an existing rider to elect 4LATER
(Reg. TM) Select Advantage, your new rider will be effective on the next
Valuation Date following approval by us.

If 4LATER (Reg. TM) Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate the existing rider and elect 4LATER (Reg.
TM) Select Advantage, we are currently waiving the five-year waiting period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER (Reg. TM) Advantage (Managed Risk)
rider and elect 4LATER (Reg. TM) Select Advantage.

Before electing 4LATER (Reg. TM) Select Advantage, you must first terminate your existing rider, and you will no longer be entitled to any of the benefits that have accrued under that rider. You cannot transfer your current Income
Base over to 4LATER (Reg. TM) Select Advantage. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER (Reg. TM) Select Advantage before making your decision.

4LATER (Reg. TM) Select Advantage is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualifed contracts where the Contractowner and Annuitant are different people (single life option)
or with joint life benefits where the Secondary Life is not a spouse. The
Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.

There is no guarantee that 4LATER (Reg. TM) Select Advantage will be available for new purchasers in the future and we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of 4LATER
(Reg. TM) Select Advantage available to new purchasers. You cannot elect the rider and any other Living Benefit Rider or any other payout option offered in your contract at the same time.

If you purchase 4LATER (Reg. TM) Select Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment
Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Income Base. The Income Base is an amount used to calculate the Guaranteed
Income Benefit under i4LIFE (Reg. TM) Advantage Select Guaranteed Income
Benefit at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER (Reg. TM) Select Advantage at the time you purchase the contract, the Income Base will be equal to the initial
Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of
4LATER (Reg. TM) Select Advantage. The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln
Life contracts (or contracts issued by our affiliates) in which you (and/or
Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income
Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase
Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase
Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Select
Advantage will change to the then current charge in effect on the next Benefit
Year anniversary. Additional Purchase Payments will not be allowed if the
Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income
Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

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Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200)
and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base, and as a result will reduce your future Guaranteed Income Benefit. If the
Income Base is reduced to zero due to withdrawals, this rider will terminate.
If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the
Contract Value on each Benefit Year anniversary if:

   a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any Purchase
     Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus
Purchase Payments received in the preceding Benefit Year, will be increased by
5% if:

   a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

   b. if there were no withdrawals in the preceding Benefit Year; and

   c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider.

Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first
90 days after the effective date of 4LATER (Reg. TM) Select Advantage will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the
Enhancement Period.

Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the
5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income
Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than
$130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the second
Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the
Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5%
Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following
Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5%
Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming no withdrawals or additional Purchase Payments):


                                                                                    Potential for
                                        Contract   Income Base with                    Charge
                                          Value     5% Enhancement    Income Base     to Change
                                       ---------- ------------------ ------------- --------------

Initial Purchase Payment $50,000......  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary..........  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary..........  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary..........  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary..........  $64,000         $62,512         $64,000         Yes

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the
Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of
$50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 =
$2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5%
of $59,535).

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Select Advantage
has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. In addition, 4LATER (Reg. TM)
Select Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER (Reg.
TM) Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM)
Select Advantage rider will continue. Upon the second death of either the
Annuitant or Secondary Life, 4LATER (Reg. TM) Select Advantage will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Select Advantage
rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Termination. After the fifth anniversary of the effective date of the 4LATER
(Reg. TM) Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the
Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM)
Select Advantage will automatically terminate:
o on the Annuity Commencement Date; or

o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
o upon the second death of either the Annuitant or Secondary Life; or

o when the Income Base is reduced to zero due to withdrawals;
o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 95); or

o upon termination of the underlying contract.

This termination will not result in any increase in Contract Value equal to the
Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit for Contractowners
who transition from 4LATER (Reg. TM) Select Advantage. Contractowners with an active 4LATER (Reg. TM) Select Advantage may purchase i4LIFE (Reg. TM)
Advantage Select Guaranteed Income Benefit at the terms in effect when the
Contractowner purchased 4LATER (Reg. TM) Select Advantage rider. i4LIFE (Reg.
TM) Advantage Select Guaranteed Income Benefit provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own
i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit. See Living Benefit
Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit, you
can use the greater of the Income Base under 4LATER (Reg. TM) Select Advantage or your Account Value to establish the Guaranteed Income Benefit under i4LIFE
(Reg. TM) Advantage Select Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95.

If you elect the 4LATER (Reg. TM) Select Advantage joint life option, you must purchase i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit joint life option.

                                                                              79

Contractowners who elect 4LATER (Reg. TM) Select Advantage are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Select Guaranteed
Income Benefit even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected
4LATER (Reg. TM) Select Advantage. These requirements are specifically listed in the Living Benefit Riders -Guaranteed Income Benefit with i4LIFE (Reg. TM)
Advantage section of this prospectus.

The Contractowner must elect the levelized option for Regular Income Payments.
While i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Select Guaranteed
Income Benefit when you are ready to immediately start receiving i4LIFE (Reg.
TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit are
treated as "amounts received as an annuity" under section 72 of the Internal
Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income
(taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your
Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed
Income Benefit which provides a minimum payout floor for your Regular Income
Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the
Regular Income Payments. This calculation date is called the Periodic Income
Commencement Date, and is the same date the Access Period begins. Regular
Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE
(Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home
Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the
Annuitant, Secondary Life, if applicable, and make several choices about your
Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the
Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death
Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE
(Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the rider is elected. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase
Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income
Benefit option has been elected on an IRA contract, additional Purchase
Payments may be made until the initial Guaranteed Income Benefit is calculated.
Additional Purchase Payments will not be accepted after the Periodic Income
Commencement Date for a nonqualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date.
However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity
Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit.
The amount paid under the new Death Benefit may be less than the amount that would have been paid


under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts -
i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement
Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your
Account Value (defined below). At the end of the Access Period, the remaining
Account Value is used to make Regular Income Payments for the rest of your life
(or the Secondary Life if applicable). This is called the Lifetime Income
Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect
i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access
Period subject to Home Office approval. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period.
Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new
Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage
contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed
Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation
Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a
Valuation Date will equal the total value of all of the Contractowner's
Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit
payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an
Annuitant (or Secondary Life, if applicable) is living and access to your
Account Value during the Access Period. When you elect i4LIFE (Reg. TM)
Advantage, you will have to choose the date you will receive the initial
Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular
Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the
Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment
Return ("AIR"). These choices will influence the amount of your Regular Income
Payments.

If you do not choose a payment frequency, the default is a monthly frequency.
In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income
Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR.
AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular
Income Payment will be and the higher the return must be to increase subsequent
Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income
Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable surrender charges or
Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax
Matters.

The amount of the initial Regular Income Payment is determined on the Periodic
Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
     o the age and sex of the Annuitant and Secondary Life, if applicable;
     o the length of the Access Period selected;
     o the frequency of the Regular Income Payments;
     o the AIR selected; and
     o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your

                                                                              81

death. These benefits during the Access Period result in a slightly lower
Regular Income Payment, during both the Access Period and the Lifetime Income
Period, than would be payable if this access was not permitted and no lump-sum
Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the
Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period.
Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable
Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the
Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the
Regular Income Payment for the next year will increase by approximately 3%.
Conversely, if actual net investment return is 3% lower than the AIR, the
Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income
Payments will be recalculated and could be increased or reduced, based on the
Account Value following the withdrawal.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse's death.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent
Regular Income Payment and Regular Income Payments will continue until the
Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income
Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income
Period begins at the end of the Access Period if either the Annuitant or
Secondary Life is living. Your earlier elections regarding the frequency of
Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the
Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
     o the age and sex of the Annuitant and Secondary Life (if living);
     o the frequency of the Regular Income Payments;
     o the AIR selected; and
     o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income
Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period)
divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income
Payments are determined by multiplying the number of Annuity Units per
Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to
Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary
Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value;
therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM)
Advantage Account Value Death Benefit is available during the Access Period.
This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death
Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE
(Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
     o the Account Value as of the Valuation Date we approve the payment of the claim; or
     o the sum of all Purchase Payments, less the sum of Regular Income
Payments and other withdrawals where:
    o Regular Income Payments, including withdrawals to provide the Guaranteed
      Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
    o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:

    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.....    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.......................    $ 25,000
    Additional Withdrawal...............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal..................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment =
$200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 =
   $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage
Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit by contacting us in writing at our
Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage
Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
     o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
     o the sum of all Purchase Payments, less the sum of Regular Income
Payments and other withdrawals where:
    o Regular Income Payments, including withdrawals to provide the Guaranteed
      Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
    o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income
    Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income
    Payments and withdrawals are deducted in the same proportion that Regular
    Income Payments and withdrawals reduce the Contract Value or Account
    Value.

                                                                              83

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death
Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account
Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the
i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM)
Advantage Account Value Death Benefit by contacting us in writing at the Home
Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower
i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the
Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value
Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse's death.

For nonqualified contracts, upon the death of the Contractowner, joint owner or
Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the
Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary
Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim.
Approval of payment will occur upon our receipt of all the following:

   1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

   2. written authorization for payment; and

   3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of
Death Benefits provided under this contract must be made in compliance with
Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time.
Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE
(Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE (Reg.
TM)Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your
Living Benefit Rider) - i4LIFE (Reg. TM) Advantage Select Guaranteed Income
Benefit and i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk).

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit (Managed Risk).


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed
Income Benefit. You are also limited in how much you can invest in certain
Subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that any version of i4LIFE (Reg. TM) Advantage Guaranteed
Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders.
However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market
Select (Reg. TM) Advantage, 4LATER (Reg. TM) Select Advantage or 4LATER (Reg.
TM) Advantage (Managed Risk) who decides to terminate that rider to purchase
i4LIFE (Reg. TM) Advantage is guaranteed the right to purchase the Guaranteed
Income Benefit under the terms set forth in the prior rider.

You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase
i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed
Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income
Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage -
General i4LIFE (Reg. TM) Provisions for an example.

Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or
4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit must elect i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Market
Select (Reg. TM) Advantage or 4LATER (Reg. TM) Select Advantage who wish to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit must elect i4LIFE
(Reg. TM) Advantage Select Guaranteed Income Benefit.

Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income
Benefit is elected.

The initial Guaranteed Income Benefit percentages applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Income Benefit percentage for new rider elections may be higher or lower than the percentage for existing
Contractowners that have elected the rider, but you Guaranteed Income Benefit percentages will not change as a result.

The initial Guaranteed Income Benefit percentage applicable to new rider elections is set forth in a supplement to this prospectus, called a Rate Sheet.
The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The percentages will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the
Guaranteed Income Benefit percentage for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a
Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus.
For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at
www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an appendix to this prospectus.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below for riders elected on or after May 20, 2013. Guaranteed Income Benefit (version
4) is only available for purchase if you are guaranteed the right to elect a prior version under another Living Benefit Rider Lincoln SmartSecurity (Reg.
TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk
and version 4) are not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

                                                                              85

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or prior purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.

            Single Life Option                                Joint Life Option
-------------------------------------------    -----------------------------------------------
                                                        Age
                     Percentage of Account      (younger of you and      Percentage of Account
       Age           Value or Income Base*       your spouse's age)      Value or Income Base*
----------------    -----------------------    ---------------------    ----------------------

  Under age 40              2.50%                  Under age 40                 2.50%
     40 - 54                3.00%                    40 - 54                    3.00%
     55 - 58                3.50%                    55 - 58                    3.50%
     59 - 64                4.00%                    59 - 69                    4.00%
     65 - 69                4.50%                    70 - 74                    4.50%
     70 - 79                5.00%                    75 - 79                    5.00%
       80+                  5.50%                      80+                      5.50%

*  Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may
   use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income
   Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.

            Single Life Option                                Joint Life Option
-------------------------------------------    -----------------------------------------------
                     Percentage of Account              Age              Percentage of Account
                     Value, Income Base or      (younger of you and      Value, Income Base or
       Age             Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
----------------    -----------------------    ---------------------    ----------------------

  Under age 40              2.00%                  Under age 40                 2.00%
     40 - 54                2.50%                    40 - 54                    2.50%
     55 - 58                3.00%                    55 - 58                    3.00%
     59 - 64                3.50%                    59 - 69                    3.50%
     65 - 69                4.00%                    70 - 74                    4.00%
     70 - 74                4.50%                      75+                      4.50%
       75+                  5.00%

*  Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.
   Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining
   Income Base reduced by all Guaranteed Annual Income payments since the last
   Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections for prior purchasers of Lincoln Market Select (Reg. TM) Advantage.

                               Table A
                        for i4LIFE (Reg. TM)                   Table B
                              Advantage                  for i4LIFE (Reg. TM)
                       Regular Income Payments                 Advantage
                    or withdrawals taken prior to      Regular Income Payments
                                 the                   or withdrawals taken on
                    5th Benefit Year anniversary            and after the
                           (Percentage of            5th Benefit Year anniversary
                               Account                      (Percentage of
                                Value                       Account Value
                          or Income Base*)                 or Income Base*)
                    -----------------------------    ----------------------------
       Age           Single Life      Joint Life      Single Life      Joint Life
----------------    -------------    ------------    -------------    -----------

  Under age 40         1.50%            1.50%           2.50%            2.50%
     40 - 54           2.00%            2.00%           3.00%            3.00%
     55 - 58           2.50%            2.50%           3.50%            3.50%
     59 - 64           3.00%            3.00%           4.00%            4.00%
     65 - 69           3.50%            3.00%           4.50%            4.00%
     70 - 74           4.00%            3.50%           5.00%            4.50%
     75 - 79           4.00%            4.00%           5.00%            5.00%
       80+             4.50%            4.50%           5.50%            5.50%

*  Purchasers of Lincoln Market Select (Reg. TM) Advantage may use any
   remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


Note that Guaranteed Income Benefit percentages for riders purchased prior to
May 20, 2013, can be found in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is
the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income
Payment is less than the Guaranteed Income Benefit, we will reduce the Account
Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income
Benefit (in other words, Guaranteed Income Benefit payments reduce the Account
Value by the entire amount of the Guaranteed Income Benefit payment). (Regular
Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the
Guaranteed Income Benefit, we will continue to pay you an amount equal to the
Guaranteed Income Benefit. If your Account Value reaches zero, your Access
Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period
ends, we will continue to pay the Guaranteed Income Benefit for as long as the
Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM)
Account Value:

    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit.
The entire amount of the Guaranteed Income Benefit is deducted from the Account
Value.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each
Periodic Income Commencement Date anniversary starting on the first Periodic
Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income
Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit
(Managed Risk) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income
Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income
Benefit (Managed Risk) for i4LIFE (Reg. TM) Advantage elections table above.
The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment.
See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income
Payment.

8/1/2014 Amount of initial Regular Income Payment...........................  $  4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit.............  $100,000
8/1/2014 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)....  $  4,000
8/1/2015 Recalculated Regular Income Payment................................  $  6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)............  $  4,500

The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.

The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who
elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in
accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage
Guaranteed

                                                                              87

Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed
Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk).

Lincoln Market Select (Reg. TM) Advantage. Contractowners who purchase Lincoln
Market Select (Reg. TM) Advantage on and after August 29, 2016 (or October 3,
2016 for existing Contractowners), and wish to elect i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit must elect i4LIFE (Reg. TM) Advantage Select
Guaranteed Income Benefit,, and are guaranteed the right, in the future, to elect i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. Contractowners who purchase Lincoln Market
Select (Reg. TM) Advantage prior to August 29, 2016 (or October 3, 2016 for existing Contractowners), are guaranteed the right, in the future, to elect
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4), even if it is no longer available for purchase. All Contractowners are guaranteed that the
Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market
Select (Reg. TM) Advantage.

If this election is made, you can use the greater of the Income Base under
Lincoln Market Select (Reg. TM) Advantage reduced by all Guaranteed Annual
Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base)
based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The Guaranteed Income
Benefit may be lower if you took your first withdrawal (either a Guaranteed
Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE (Reg. TM)
Advantage Guaranteed Income Benefit prior to the third Benefit Year anniversary for Lincoln Market Select (Reg. TM) Advantage riders elected on and after
August 29, 2016 (or October 3, 2016 for existing Contractowners), prior to the fifth Benefit Year anniversary for Lincoln Market Select (Reg. TM) Advantage riders elected prior to August 29, 2016 (or October 3, 2016 for existing
Contractowners).

The initial Guaranteed Income Benefit percentage applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Income Benefit percentage for new rider elections may be higher or lower than the percentage for existing
Contractowners that have elected the rider, but your Guaranteed Income Benefit percentage will not change as a result.

The initial Guaranteed Income Benefit percentage applicable to new Lincoln
Market Select (Reg. TM) Advantage riders elected is set forth in a supplement to this prospectus called a Rate Sheet. The Rate Sheet indicates the Guaranteed
Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The percentages will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the
Guaranteed Income Benefit percentage for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a
Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in order to get the percentage indicated in a Rate Sheet. For new Contractowners, the current Rate
Sheet will be included with this prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit
percentages for previous effective periods are included in an appendix to this prospectus.

The specific percentages and the corresponding age-bands for Lincoln Market
Select (Reg. TM) Advantage riders elected prior to August 29, 2016, (October 3,
2016 for existing Contractowners) are outlined on the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table in this prospectus.
Prior to the fifth Benefit Year anniversary, Table A will be used to determine the Guaranteed Income Benefit amount. If you take a withdrawal (either a
Guaranteed Annual Income withdrawal or an Excess Withdrawal) or begin receiving
Regular Income Payments under i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit, prior to the fifth Benefit Year anniversary, Table A will always be used to establish the Guaranteed Income Benefit. On or after the fifth Benefit
Year anniversary, as long as no withdrawals occurred prior to the fifth Benefit
Year anniversary, Table B will always be used.

4LATER (Reg. TM) Select Advantage. Contractowners who elect 4LATER (Reg. TM)
Select Advantage and wish to transition to i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit are guaranteed the right, in the future, to elect
i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. They are also guaranteed that the Guaranteed
Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased 4LATER (Reg. TM) Select
Advantage.

If this election is made, you can use the greater of the Income Base under
4LATER (Reg. TM) Select Advantage or the Account Value to establish the
Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base)
based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.


The initial Guaranteed Income Benefit percentage applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Income Benefit percentage for new rider elections may be higher or lower than the percentage for existing
Contractowners that have elected the rider, but your Guaranteed Income Benefit percentage will not change as a result.

The initial Guaranteed Income Benefit percentages applicable to new 4LATER
(Reg. TM) Select Advantage rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed
Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the
Guaranteed Income Benefit percentage for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a
Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with this prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate
Sheet by contacting your registered representative or online at
www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an appendix to this prospectus.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln
Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the
Guaranteed Income Benefit percentages and Access Period requirement will be at least as favorable as those available at the time they purchased Lincoln
Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders -
Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit (version 4). If this decision is made, the Contractowner can use the
Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed
Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln
SmartSecurity (Reg. TM) Advantage may elect the Guaranteed Income Benefit version currently available to them. At the time the initial Guaranteed Income
Benefit is determined, the remaining Guaranteed Amount (if greater than the
Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life
(joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

The following is an example of how the Guaranteed Amount from Lincoln
SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime
IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit. The example assumes that on the date that i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit is elected the Contractowner is
70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is
4.5% for a 70-year old (single life) per the Age-Banded Percentages for
Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    Guaranteed Income Benefit is elected).........................................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage
    Guaranteed Income Benefit is elected:.........................................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect 4LATER
(Reg. TM) Advantage (Managed Risk) must elect i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). When this decision is made, the Contractowner can use the greater of the
Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account
Value to calculate the amount of the initial Guaranteed Income Benefit. All other provision of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk) apply.

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

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% AIR will be used to calculate the Regular Income Payments under
    Guaranteed Income Benefit (Managed Risk and version 4); A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed
    Income Benefit;
  o The minimum Access Period required for Guaranteed Income Benefit (version
    4 and Select) is the longer of 20 years or the difference between your age
    (nearest birthday) and age 100 (age 90 for purchasers of i4LIFE (Reg. TM)
    Advantage with Guaranteed Income Benefit prior to May 21, 2012). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed
    Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access
    Period requirement prior to election of the Guaranteed Income Benefit.
    Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0
    (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg.
    TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                            Minimum Access Period
                                           Elections of i4LIFE (Reg. TM) Advantage prior to the 5th Benefit
                                                                    Year anniversary

 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)

                                           Elections of i4LIFE (Reg. TM) Advantage on and after the 5th
                                                              Benefit Year anniversary

 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)

     o The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit will terminate.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
     o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
     o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
     o upon written notice from the Contractowner to us; or
     o assignment of the contract; or
     o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular
Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement
Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However, if you used the greater of the Account
Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Market SelectSM Advantage, Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed
Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be
able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payment will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age
96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is no longer available for election unless you are guaranteed the right to elect it under an existing Living Benefit Rider.

Withdrawals. You may request a withdrawal at any time prior to or during the
Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax


Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other
Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular
Income Payments and the Guaranteed Income Benefit payments:

        i4LIFE (Reg. TM) Regular Income Payment before additional withdrawal.....    $  1,200
        Guaranteed Income Benefit before additional withdrawal...................    $    900
        Account Value at time of additional withdrawal...........................    $150,000
        Additional withdrawal....................................................    $ 15,000   (a 10% withdrawal)

     Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x
10% = $90
     Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and
Other Deductions. The Interest Adjustment may apply.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.

For IRA annuity contracts, upon termination, the i4LIFE (Reg. TM) Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit
you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM)
Advantage.

For nonqualified contracts, your i4LIFE (Reg. TM) Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE
(Reg. TM) Advantage charge will end, and the charge for the Account Value Death
Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care
Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional Purchase
Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage.
On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this
LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations.
The risks associated with the LTC Rider are outlined below.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts - Investment
Requirements.

The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
o you would like to pay for Long-Term Care Services by withdrawing your
  Contract Value on a tax-free basis and without any surrender charges;

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

o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
o for the opportunity to receive investment gain in the contract as tax-free
LTC Benefits, if you purchase the Growth Benefit option;
o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider.
  However, withdrawals may be subject to surrender charges, income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
o We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them.
  In addition, these other Living Benefit Riders are not Qualified Long-Term
  Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC
  Rider are more extensive than those required to receive benefits under other
  Living Benefit Riders. In any case, you will be unable to purchase any other
  Living Benefit Rider that we may offer if you purchase the LTC Rider. See
  The Contracts - Living Benefit Riders.
o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term
Care Services, you may receive monthly LTC Benefit payments under the LTC
Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying
LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract
Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all
LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.


Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term
Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of
1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration
Benefit and the Extension Benefit. There is also an additional optional LTC
Benefit - the Growth Benefit - that is available for an additional charge. The
Acceleration and Growth Benefits are calculated based on the LTC Guaranteed
Amount. The initial Extension Benefit is calculated based on the initial
Acceleration Benefit and will be double the dollar amount of the Acceleration
Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration
Benefit, which is your initial Purchase Payment and any subsequent Purchase
Payments made in the first 90 days after purchase. (If you purchase the LTC
Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and
Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed
Amount, called "Excess Withdrawals." The Extension Benefit is also reduced by
Excess Withdrawals.
o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value.
  The Acceleration Benefit is not affected by investment results. Acceleration
  Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term
  Care Benefit.
o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension
  Benefit will be double the dollar amount of the initial Acceleration
  Benefit. The Extension Benefit is not affected by investment results.
o Growth Benefit: If you are interested in potentially being able to "lock in"
  any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge.
  The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC
  Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your
  Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess
  Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value;
  however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
  Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services.
However, if you are eligible and qualify for other qualified Long-Term Care
Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to
50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC,
DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD,
WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and
Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract
Years, or if you take less than the maximum permitted. After the Acceleration
Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration
is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the
Extension Benefit Duration. The Acceleration Benefit Duration and the Extension
Benefit Duration together make up the LTC Benefit Duration. The Acceleration
Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC
Benefits.

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

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration
Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the
Acceleration Benefit Duration shortens, the maximum monthly amounts under the
LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the
Extension Benefit Period will be 48 months, or twice the Acceleration Benefit
Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the
Extension Benefit Duration). If you take less than the maximum monthly amount
(by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the
Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC
Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming
Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess
Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an
Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value.
Excess Withdrawals may result in significant reductions of benefits under the
LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make
Conforming Withdrawals if your Contract Value has grown above your Purchase
Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC
Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be
Excess Withdrawals that negatively impact your LTC Benefits. In addition, since
Excess Withdrawals result in proportional reductions to all LTC Benefits, your
LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed
Amount limit of $800,000, however, you may be able to then begin making
Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess
Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the
Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC
Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The
Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the
"LTC Charge"). The LTC Charge consists of the sum of three charges: the
Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional
Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the
LTC Guaranteed Amount may also be higher if there is contract growth. The
Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not
have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage
Charges.

Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.


Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances.
There is a nonforfeiture benefit, called the "Contingent Nonforfeiture
Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if
elected. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture
Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not automatically terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the
  Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth
  Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
o You must wait at least one year before you can take LTC Benefit payments.
o If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
o Your variable Subaccount investments will be restricted to certain
  Subaccounts and in certain percentages if you purchase the LTC Rider; the
  Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in
  Subaccounts with more aggressive investment objectives.
o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
o If you purchase the LTC Rider, you may not purchase any of the other Living
Benefit Riders that we offer.
o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.

Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
o The LTC Rider must be purchased at the same time you purchase your contract.
  The LTC Rider cannot be added to existing contracts.
o LTC Benefits are payable to the person insured under the LTC Rider (the
  "Covered Life"). The Covered Life must be the Contractowner and the
  Annuitant under the contract. If a grantor trust owns the contract, the
  Covered Life will be the Annuitant. There can only be one Covered Life.
  Thus, if the contract has joint owners, the Covered Life must be the primary owner.
o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify

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

  you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are
  Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes,
  Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary
  Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and
  Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).
Check with your registered representative regarding state specific requirements in California and Maryland.

Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first
90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in
California and South Dakota), and the maximum amount of cumulative Purchase
Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any other Living
Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider. In addition, the EEB Death Benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The
Contracts - Investment Requirements.

Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.)
After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC
Benefit payments:

 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.


Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2)
substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.

 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.

  The  ix Activities of Daily Living are:
  1.   Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.   Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.   Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.   Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by
       a
       feeding tube or intravenously.
  5.   Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.   Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.

Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care
Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The
Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage
Endorsement. You will be responsible for the cost of obtaining the required
Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
o services or care provided to you outside the United States

                                                                              97

o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC
Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On
May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC
Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC
Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.

 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.

Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC
Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years
(although this period may vary by the state in which the LTC Rider is issued)
after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the
LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three-month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three-month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should


not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care
Services as set forth in the Plan of Care or that you are Chronically Ill, the
Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC
Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for
Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.

Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
o You will decide how much money to invest in the contract in order to fund the
  LTC Rider. The amount of the initial Purchase Payment and of any subsequent
  Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may
  receive.
o You will also choose whether you would like the opportunity to grow the LTC
  Benefits by choosing, for a higher charge, the Growth Benefit option.
o You will choose whether to purchase for an additional cost the Optional
  Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC
  Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC
  Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the
LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration
Benefit and the Extension Benefit. There is also an additional optional LTC
Benefit - the Growth Benefit - that is available for an additional charge. The
Acceleration and Growth Benefits are calculated based on the LTC Guaranteed
Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the
Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the
LTC Guaranteed Amount is not

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

available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC
Benefit.

Acc leration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge

                                       -

                                                   Extension Benefit

o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results

                                       -

Gro th Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit
o   If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
o   Each annual step-up is not affected by subsequent investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge

                                       -

Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal


                                                          Withdrawals

o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC
Benefits, we can engage in a more detailed discussion of how exactly these LTC
Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC
Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed
Account will no longer have the ability to participate in market performance.
See LTC Fixed Account for more information. We then pay you the Acceleration
Benefit as monthly Acceleration Benefit payments during the Acceleration
Benefit Duration. Each payment will be the amount you request up to the Maximum
Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly
Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all
Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
   Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
   Benefit.

 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
   same percentage that the Excess
 Withdrawal reduces the Contract Value.

We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining
Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed
Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration
Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed
Amount and Contract Value. Excess Withdrawals will reduce the Acceleration
Benefit and LTC Guaranteed Amount by the same proportion that the Excess
Withdrawal reduces your Contract Value. See Withdrawals for more information on
Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit
Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the
Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC
Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension
Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See
"Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the
Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.

 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
   The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
   Benefits prior to the fifth contract anniversary,
 the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

                                                                             101

 Extension Benefit = twice the initial Acceleration Benefit (Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
   same percentage that the Excess
 Withdrawal reduces the Contract Value.

 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
   Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract Value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                           ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                           (2 x $200,000 Acceleration Benefit):
 Contract Value after additional Purchase Payment:

 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                      $100,000
 Contract Value January 1:                                                                 $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                        $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                            $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                          $200,000
 Contract Value February 1 prior to subsequent Purchase Payment:                           $110,000
 Subsequent Purchase Payment received February 1:                                          $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                           $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                   $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                           $400,000
 Contract Value after additional Purchase Payment:                                         $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and
Extension Benefits that may be paid to you under the LTC Rider. The Maximum
Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the
Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive
LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.

 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
   Acceleration Benefit Duration as of the fifth contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
   ($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See
Withdrawals. All other withdrawals and LTC Benefit payments will not change the
Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                      IMPORTANT NOTE:

 We designed the LTC Rider to function most optimally if you do not start receiving LTC
   Benefits until on or after the fifth contract
 anniversary. After the fifth contract anniversary, you can maximize your monthly LTC
   Benefit payments and receive those
 payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from
 our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit
 payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin
 taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC
 Benefit payments earlier in a later section. See "Determining LTC Benefits - Electing to
   Receive LTC Benefits Before the Fifth
 Contract Anniversary."

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care"


(which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the
Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC
Benefit was issued. The following chart shows the amount you may request in LTC
Benefits.

Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request

 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.

*     Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME,
      MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.
      Contractowners in all other states may request up to 100% of the Maximum
      Monthly Level Benefit amount for assisted living services.

The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below).
If, after the fifth contract anniversary, you receive less than the Maximum
Monthly Level Benefit amount in any given month, the Maximum Monthly Level
Benefit amount will not be increased, but the minimum Acceleration Benefit
Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum
Monthly Level Benefit amount.

 Example: The following is an example of how taking less than the Maximum Monthly Level
   Benefit impacts future
Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and
   Extension Benefit Duration. This example
also
 illustrates how the Maximum Monthly Level Benefit does not change after the fifth
   Contract Year. Assume LTC Benefit
payments
 begin after the fifth contract anniversary and the owner receives 50% of the Maximum
   Monthly Level Benefit each
month.
 On fifth contract anniversary:
 Acceleration Benefit:
 Acceleration Benefit Duration:
 Extension Benefit:
 Extension Benefit Duration:
 Maximum Monthly Level Benefit ($100,000/24):
 Monthly LTC Benefit payment (50% of $4,166.67):
 On the sixth contract anniversary:
 Remaining Acceleration Benefit:

                                                                                           ($100,000 - LTC Benefit payments of
                                                                                           $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration

                                                                                           (assuming the Contractowner
                                                                                           continues to receive 50% of the
                                                                                           Maximum Monthly Level Benefit):
                                                                                           ($75,000 /
                                                                                           $2,083.33)
 Remaining Acceleration Benefit Duration

                                                                                           (if the Contractowner begins
                                                                                           receiving 100% of the Maximum
                                                                                           Monthly Level Benefit): ($75,000 /
                                                                                           $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                                                                           (assuming the Contractowner
                                                                                           continues to receive 50% of the
                                                                                           Maximum Monthly Level Benefit each
                                                                                           year):
                                                                                           ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                                                                           (if the Contractowner begins
                                                                                           receiving 100% of the Maximum
                                                                                           Monthly Level Benefit): ($200,000 /
                                                                                           $4,166.67)

 Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit
Duration. This example also
 illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume
LTC Benefit payments
 begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level
Benefit each month.
 On fifth contract anniversary:
 Acceleration Benefit:                                                                     $ 100,000
 Acceleration Benefit Duration:                                                            24 months
 Extension Benefit:                                                                        $ 200,000
 Extension Benefit Duration:                                                               48 months
 Maximum Monthly Level Benefit ($100,000/24):                                              $4,166.67
 Monthly LTC Benefit payment (50% of $4,166.67):                                           $2,083.33
 On the sixth contract anniversary:
 Remaining Acceleration Benefit:
                                                                                           $  75,000
 Remaining Acceleration Benefit Duration
                                                                                           36 months
 Remaining Acceleration Benefit Duration
                                                                                           18 months
 Remaining Extension Benefit:                                                              $ 200,000
 Remaining Extension Benefit Duration
                                                                                           96 months
 Remaining Acceleration Benefit Duration
                                                                                           48 months

                                                                             103

Special Considerations When Determining the Amount of Benefits to Request: Keep
in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the
Acceleration Benefit to which you are entitled will extend the Acceleration
Benefit Duration (and thus will extend the beginning of the Extension Benefit
Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration
Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the
LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your
Death Benefit and annuity options (which are reduced by withdrawals including
LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See
General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth
Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC
Benefit from investment gains in the Subaccounts and fixed account. The Growth
Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly
Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the
Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the
Acceleration Benefit Duration and the Extension Benefit Duration. After the
Extension Benefit is reduced to zero and if there is any remaining LTC
Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point,
Growth Benefit payments will no longer be subject to the Maximum Monthly Growth
Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed
Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth
Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000
(referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if
any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess
Withdrawal.

 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                         The Covered Life is still living and
                                                                                           under age 76;
 o                                                                                         The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                         The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.

 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.

Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC
Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC
Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the
LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an


increased Acceleration Benefit Charge for the Growth Benefit. Thus if you
purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the
LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC
Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the
Level Benefit option. In addition, when deciding whether to purchase the Growth
Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed
Amount limit of $800,000 has been reached or you are age 76 or older, and your
Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC
Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC
Benefit payments). Contract Value in excess of the maximum LTC Guaranteed
Amount will not provide any additional Growth Benefit.

 Example: Following is an example of how the automatic step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
   Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on first contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on first contract anniversary:

                                                                                           (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on first contract anniversary

                                                                                           ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on second contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                           ($225,000 LTC Guaranteed Amount does
                                                                                           not change as the Contract Value of
                                                                                           $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on third contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount on third contract anniversary

                                                                                           (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on third contract anniversary

                                                                                           ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):

 Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:     $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase        $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                              $200,000
 Total Contract Value on first contract anniversary reflecting investment gain:            $225,000
 New LTC Guaranteed Amount on first contract anniversary:
                                                                                           $225,000
 Growth Benefit on first contract anniversary
                                                                                           $ 25,000
 Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
                                                                                           $218,000
 Total Contract Value on third contract anniversary reflecting investment gain from        $240,000
previous contract anniversary:
 New LTC Guaranteed Amount on third contract anniversary
                                                                                           $240,000
 Growth Benefit on third contract anniversary
                                                                                           $ 40,000

You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the
Contract Value, if higher. You will still pay the higher Acceleration Benefit
Charge associated with the Growth Benefit if you terminate automatic step-ups.
However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract
Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM
Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth
Benefit could be more than the dollar amount withdrawn. Because we transfer
Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if
less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln
Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth
Benefit that may be paid in any calendar month. The Maximum Monthly Growth
Benefit amount is recalculated each contract anniversary and upon an Excess
Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension
Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension
Benefit payments are remaining by dividing the total remaining Acceleration and
Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth
Benefit is divided over this same number of months.

                                                                             105

 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
 (i)      equals the Growth Benefit on the contract anniversary;
 (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
 (iii)    equals any remaining Extension Benefit on the contract anniversary; and
 (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.

When you make a request for benefits, you may request an amount up to the
Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC
Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration
Benefit Duration) or Extension Benefit (during the Extension Benefit Duration)
up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum
Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.

 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
   Maximum Monthly Growth Benefit
 amount

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:

Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request

 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC,
ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.

 Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
   Maximum Monthly Level
Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract
Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract
date.
 Acceleration Benefit on fifth contract anniversary:
 Extension Benefit on fifth contract anniversary:
 Contract Value on fifth contract anniversary:
 LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of
$120,000:
 Growth Benefit

                                                                                           ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit

                                                                                           ($100,000 - 24 months of
                                                                                           Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                                                           [$20,000 Growth Benefit - (($100,000
                                                                                           Acceleration Benefit + $200,000
                                                                                           Extension Benefit) - $4,166.67
                                                                                           Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):

 Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly
Level Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
 Acceleration Benefit on fifth contract anniversary:                                       $ 100,000
 Extension Benefit on fifth contract anniversary:                                          $ 200,000
 Contract Value on fifth contract anniversary:                                             $ 120,000
 LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of         $ 120,000
$120,000:
 Growth Benefit
                                                                                           $  20,000
 Maximum Monthly Level Benefit
                                                                                           $4,166.67
 Maximum Monthly Growth Benefit
                                                                                           $  277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):                                        $4,444.45

Special Considerations When Determining the Amount of Benefits to Request: If
you receive less than the Maximum Monthly Growth Benefit amount, the unused
Growth Benefit for that month will not be available for the remainder of that
Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum


Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration.
This calculation is intended to permit you to take your remaining Growth
Benefit over the same period you will receive your remaining Acceleration
Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC
Benefit payments until exhausted, and will not be subject to a monthly maximum limit.

 Example: Continuing the prior example if, during the first six months of the Contract
   Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
   Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.

Electing to Receive LTC Benefits Before the Fifth Contract Anniversary

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of
LTC Benefits. The preceding discussion assumed that you do not begin taking LTC
Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking
LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit
Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration
Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly
Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or
Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum
Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.

                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration

           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months
           6+                 24 months        48 months       72 months

*     You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.

When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum
Monthly Level Benefit amount and it will increase, but we will not extend the
Acceleration Benefit Duration. Accordingly, if you receive less than the
Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension
Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension
Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: The following chart provides an example of how the Maximum Monthly
Level Benefit (annualized) increases each year that you wait to start receiving
Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration
Benefit of $100,000 as of the Contract Year when you start to receive
Acceleration Benefit payments. The example also assumes you have chosen the
Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

                                                                             107

                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6

 Acceleration Benefit        1*
                             2        $16,667
                             3        $16,667    $20,000
                             4        $16,667    $20,000            $25,000
                             5        $16,667    $20,000            $25,000            $33,000
                             6        $16,667    $20,000            $25,000            $33,000            $50,000
                             7        $16,667    $20,000            $25,000            $33,000            $50,000
 Extension Benefits          8        $16,667    $20,000            $25,000            $33,000            $50,000
                             9        $16,667    $20,000            $25,000            $33,000            $50,000
                            10        $16,667    $20,000            $25,000            $33,000            $50,000
                            11        $16,667    $20,000            $25,000            $33,000            $50,000
                            12        $16,667    $20,000            $25,000            $33,000
                            13        $16,667    $20,000            $25,000            $33,000
                            14        $16,667    $20,000            $25,000
                            15        $16,667    $20,000            $25,000
                            16        $16,667    $20,000
                            17        $16,667    $20,000
                            18        $16,667
                            19        $16,667

*     You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

 Example: Continuing the example illustrated by the chart, if you started to receive
   Acceleration Benefit payments during the
third
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of second contract anniversary:
 Acceleration Benefit (equals LTC Guaranteed Amount):
 Extension Benefit (2 x Acceleration Benefit):
 Acceleration Benefit Duration (from LTC Benefit Duration chart):
 Maximum Monthly Level Benefit

                                                                                           ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Extension Benefit Duration (from LTC Benefit Duration chart):
 By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The
total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000
   Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the
annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension
   Benefit Durations of 24 and 48
months
 respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly
   Level Benefit will not change
the
 following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the
fifth
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase.
In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to
the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
Benefit
 divided by the recalculated Maximum Monthly Level Benefit.

 Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of second contract anniversary:                                  $100,000
 Acceleration Benefit (equals LTC Guaranteed Amount):                                      $100,000
 Extension Benefit (2 x Acceleration Benefit):                                             $200,000
 Acceleration Benefit Duration (from LTC Benefit Duration chart):                          60 months
 Maximum Monthly Level Benefit
                                                                                           $1,666.67 or $20,000 per year
 Extension Benefit Duration (from LTC Benefit Duration chart):                             120 months
 By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48
months
 respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
Benefit
 divided by the recalculated Maximum Monthly Level Benefit.


 Example: Continuing the previous example, the following is an example of how the Maximum
   Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration
   Benefit payments of only
$10,000
 (paid in the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the third contract anniversary

                                                                                           ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Acceleration Benefit Duration:
 Maximum Monthly Level Benefit

                                                                                           ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Extension Benefit Duration

                                                                                           ($200,000 Extension Benefit - $1,875
                                                                                           Maximum Monthly Level Benefit):
 The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
   Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than
the
 Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level
   Benefit amount will not be
increased;
 but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining
Acceleration
 Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
 (paid in the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the third contract anniversary
                                                                                           $ 90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                  $ 90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):         $200,000
 Acceleration Benefit Duration:                                                            48 months
 Maximum Monthly Level Benefit
                                                                                           $1,875.00 or $22,500 per year
 Extension Benefit Duration
                                                                                           107 months
 The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the
 Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased;
 but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining
Acceleration
 Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed
Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals
will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value.
Excess Withdrawals reduce the Contract Value by the amount of the withdrawal.
The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions is applicable. See The Contracts - Surrenders and
Withdrawals and Charges and Other Deductions - Surrender Charge. All
withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See General Provisions - Contract Free
Withdrawal Provision for additional information.

Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract
Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed
Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the
Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your
Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age
76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the
Conforming Withdrawal amount for that Contract Year.

  Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
  (a)   equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
  (b)   equals all prior withdrawals in that Contract Year.

                                                                             109

Excess Withdrawals

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming
Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess
Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the
Optional Nonforfeiture Benefit, if elected.

 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                         Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                         The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit,
Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and
Maximum Monthly Growth Benefit by the same percentage that the Excess
Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market,
Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the
Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.

 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
   Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
   Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit:
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                           [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                           [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal

                                                                                           [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                           [$5,000 Maximum Monthly Level
                                                                                           Benefit x (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                           [$2,778 Maximum Monthly Growth
                                                                                           Benefit x (1-4.71%)]:

 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit
and Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                    $320,000
 Acceleration Benefit:                                                                     $120,000
 Extension Benefit:                                                                        $240,000
 Maximum Monthly Level Benefit:                                                            $  5,000
 Growth Benefit:                                                                           $200,000
 Maximum Monthly Growth Benefit:                                                           $  2,778
 Excess Withdrawal from Contract Value:                                                    $  4,000
 Contract Value immediately prior to Excess Withdrawal:                                    $ 85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                           4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                           $304,928
 Extension Benefit after Excess Withdrawal
                                                                                           $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                           $  4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:             $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                           $  2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits.
The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the
LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See
Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive
LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all
Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the


fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the
Contract Value in the Subaccounts to zero. Acceleration Benefit payments and
Growth Benefit payments (if elected) will first be deducted from the LTC Fixed
Account. LTC Charges will be deducted proportionally from the LTC Fixed
Account, the fixed account for use with dollar-cost averaging and the
Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the
Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the
LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account
exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the
LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the
Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The
Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the
LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC
Guaranteed Amount.

Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
o termination of the contract;
o upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE
  (Reg. TM) Advantage (with or without the Guaranteed Income Benefit);
o on the date the Contractowner is changed due to death or divorce;
o upon the death of the Covered Life;
o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
o an Excess Withdrawal reduces the Contract Value to zero;
o all LTC Benefits are reduced to zero;
o you terminate the LTC Rider under either Nonforfeiture Benefit provision;
o within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
o after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC
  Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the
LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.

Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The
Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
o You may also choose to add an enhanced Nonforfeiture Benefit, called the
  Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.

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

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate.
You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the
Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are
equivalent; (this amount is hereinafter referred to as the "Nonforfeiture
Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The
Nonforfeiture Benefit Amount is the greater of:
o one month's Maximum Monthly Level Benefit in effect on the date that the LTC
Rider is terminated; or
o an amount equal to the sum of all Extension Benefit Charges and Optional
  Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension
  Benefits paid prior to the date the LTC Rider is terminated.

In the state of California, the Nonforfeiture Benefit amount is the greater of:
o the Maximum Monthly Level Benefit in effect on the date the Contractowner fully surrendered or annuitized the contract, multiplied by either;
     o 1, if the contract is fully surrendered or annuitized prior to the tenth rider date anniversary; or
     o 2, if the contract is fully surrendered or annuitized on or after the tenth rider date anniversary.
o an amount equal to the sum of all Extension Benefit Charges and Optional
  Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension
  Benefits paid prior to the date the Contractowner fully surrendered or annuitized the contract.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary (after the third anniversary in the state of Texas) and after the conditions set forth below are met. Payment of the Nonforfeiture
Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section.
Nonforfeiture Benefit Amount payments must be requested as described in the
Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total
Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the
Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit
Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is
provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit
will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
o the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture
  Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture
  Benefit Charge rate, if elected, is increased.

The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:

     Age on      Percent Over Initial         Percent Over Initial
 Contract Date          Charge          Age          Charge

    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%

Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit
provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
o you surrender the contract at least three years after the contract date; or
o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.


If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture
Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.

General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the
"Death Benefit" section of the prospectus) will be in effect. If a
Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death
Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with the LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death
Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The
Contracts - Death Benefits.

Contract Free Withdrawal Provision All withdrawals, whether Conforming or
Excess, as well as LTC Benefit payments, will be applied against the contract's free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other
Deductions - Surrender Charge for additional information on the free amount.

Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the
Subaccounts and the fixed account. You will be subject to Investment
Requirements. See The Contracts - Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC
Fixed Account.

Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified
Long-Term Care Insurance Contract under section 7702B(b) of the Internal
Revenue Code. As described above, the LTC Charge is deducted from the Contract
Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the
Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified
Long-Term Care Insurance Contract," as that term is defined under section
7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered
Services, or (ii) a maximum per diem, or daily, dollar amount determined by the
IRS. All payments that you receive under all Qualified Long-Term Care Insurance
Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract.
These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $340.00 per day or $124,100 annually for 2016), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

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

Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC
Rider. If you decide to elect an Annuity Payout option and annuitize your
Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits
(that would have been paid from your Contract Value) and also the LTC Charge.
However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth
Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC
Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.

Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC
Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of
LTC Benefits that have been paid.

LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the
Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A
LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract's free-look period, any applicable surrender charges will be deducted from the Contract Value.

Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC
Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such
LTC Benefit payments on your Contract Value and Death Benefit, if any. See
General Provisions - Death Benefits for a description of the impact of the LTC
Rider on Death Benefits.

Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday.
Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity
Payment Option. Contractowners with any version of Lincoln Lifetime IncomeSM
Advantage 2.0, Lincoln Market Select (Reg. TM) Advantage or Lincoln Max 6
SelectSM Advantage may elect to annuitize their Income Base under the
Guaranteed Annual Income Amount Annuity Payout Option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract
Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than
$50, we have the right to reduce their frequency until the payouts are at least
$50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout
Option or the Guaranteed Annual Income Amount Annuity Payout Option.

Life Annuity. This option offers a periodic payout during the lifetime of the
Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries.
However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant.
The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint
Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts)
equal to the excess, if any, of:
o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b)
the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option.
You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an
Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected Death Benefit in effect before the Annuity Commencement
Date will no longer be available on and after the Annuity Commencement Date.
You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home
Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

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

o proof, satisfactory to us, of the death;
o written authorization for payment; and
o all claim forms, fully completed.

Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
o The Contract Value on the Annuity Commencement Date, less any applicable premium taxes;
o The annuity tables contained in the contract;
o The annuity option selected; and
o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by
us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess.
Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your
Contract Value. Certain charges related to the contract and the charges for the
Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the
Living Benefit Riders section in this prospectus for more information.

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the
1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed
Period is subject to the Interest Adjustment and other charges (see Interest
Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to
Transfers before the Annuity Commencement Date and Transfers after the Annuity
Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED
IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION.
CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST
RATE WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information. Older versions of the contract may not provide for
Guaranteed Periods or an Interest Adjustment (below).

Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any
Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each
Purchase Payment allocated to the fixed account will start its own Guaranteed
Period and will earn a guaranteed interest rate. The duration of the Guaranteed
Period affects the guaranteed interest rate of the fixed account. A Guaranteed
Period ends on the date after the number of calendar years in the Guaranteed
Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period.
Amounts surrendered, transferred or withdrawn prior to the end of the
Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed
Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed
Period may be subject to any applicable surrender charges, account fees and premium taxes.

You may transfer amounts from the fixed account to the variable Subaccount(s)
subject to the following restrictions:
o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, or Regular
Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the
Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest
Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
o during the free look period (See Return Privilege).
o on the expiration date of a Guaranteed Period.
o as a result of the death of the Contractowner or Annuitant.
o subsequent to the diagnosis of a terminal illness of the Contractowner.
  Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the
  65th birthday of the Contractowner.
o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount's Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the
Interest

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Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest
Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal
Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:

   (1+A)n
-----------
            -1
  (1+B+K)n

where:
A   =
B   =
K   =
n   =

whe e:
A   yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount's Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater
    than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K   a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in
    addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be
    lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome,
    and
    then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will
    be no Interest Adjustment.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
    Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.

Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
o your Contract Value drops below certain state specified minimum amounts
  ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
o no Purchase Payments have been received for two (2) full, consecutive
Contract Years; and
o the annuity benefit at the Annuity Commencement Date would be less than
  $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
o when the NYSE is closed (other than weekends and holidays);
o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
o when the SEC so orders to protect Contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

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This election must be made by your written authorization to us on an approved
Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation
Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940
Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities
Corporation (collectively "LFN"), also affiliates of ours. The Principal
Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has
the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal
Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect.
Upon annuitization, the maximum commission the Principal Underwriter pays to
LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to
1.25% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances;
compensation and bonuses for LFN's management team; advertising expenses; and
all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help
LFN registered representatives and/or their managers qualify for such benefits.
LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal
Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase
Payments. Some Selling Firms may elect to receive a lower commission when a
Purchase Payment is made along with an earlier quarterly payment based on
Contract Value for so long as the contract selling firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling
Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to
1.25% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts;
(3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5)
inclusion in the financial products the Selling Firm offers.

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Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling
Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms.
The terms of any particular agreement governing compensation may vary among
Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA.
All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life.
This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law.
Questions about your contract should be directed to us at 1-800-942-5500.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code
("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your
Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
o An individual must own the contract (or the Code must treat the contract as owned by an individual).
o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
o Your right to choose particular investments for a contract must be limited.
o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract.
Examples of contracts where the owner pays current tax on the contract's earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;


o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
o Contracts acquired by an estate of a decedent;
o Certain qualified contracts;
o Contracts purchased by employers upon the termination of certain qualified plans; and
o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the
Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."

Restrictions

The Code limits your right to choose particular investments for the contract.
Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency
Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses.
However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a
20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.

Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments,
Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant's remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the
Purchase Payments into the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your
Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living
Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.

Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase
Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase
Payment in the contract, you will pay tax on the full amount of your Annuity
Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount

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

not received will generally be deductible. If withdrawals, other than Regular
Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access
Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified
Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December
31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC
Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified
Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a
Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity
Commencement Date.

Death prior to the Annuity Commencement Date:
o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.

Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
o you receive on or after you reach 591/2,
o you receive because you became disabled (as defined in the Code),
o you receive from an immediate annuity,
o a Beneficiary receives on or after your death, or
o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the
Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity
Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity
Payout that you must include in income and the amount that might be subject to the additional tax described previously.

Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.

Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Qualified Retirement Plans

We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called
"qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
o Individual Retirement Accounts and Annuities ("Traditional IRAs")
o Roth IRAs
o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
o 403(a) plans (qualified annuity plans)
o 403(b) plans (public school system and tax-exempt organization annuity plans)
o H.R. 10 or Keogh Plans (self-employed individual plans)
o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of
Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:

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o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase
  Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
o Loans are allowed under certain types of qualified retirement plans, but
  Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth
  IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for
Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 701/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 701/2.
If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death
Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death
Benefit is any Death Benefit that has the potential to pay more than the
Contract Value or a return of Purchase Payments. Annuity contracts inside
Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.

Additional Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
o Distribution received on or after the Annuitant reaches 591/2,
o Distribution received on or after the Annuitant's death or because of the
Annuitant's disability (as defined in the Code),
o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the
Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after
December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001
(EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b)
non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA)
permits direct conversions from certain qualified, 403(b) or 457(b) plans to
Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements
(see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.

The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all
IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts.
We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth
IRA. However, the law is unclear and it is possible that the presence of the
Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The
Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts.
The IRS requires that tax be withheld, even if you have requested otherwise.
Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any
Federal income tax liability on the income and gains earned by the VAA.
However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the
VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

                                                                             125

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln
National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A
contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the
Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana
Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon
Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract
Year, reports containing information required by that Act or any other applicable law or regulation.

A written confirmation of each transaction will be mailed to you on the next
Valuation Date, except for the following transactions, which are mailed quarterly:
o deduction of any account fee or rider charges;
o crediting of persistency credits, if applicable;
o any rebalancing event under Investment Requirements or the portfolio rebalancing service;
o any transfer or withdrawal under any applicable additional service: dollar cost averaging or AWS; and
o Regular Income Payments from i4LIFE (Reg. TM) Advantage.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites


and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your
Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the
Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal
Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of
Additional Information for possible additional information regarding legal proceedings.

                                                                             127

                      (This page intentionally left blank)


Contents of the Statement of Additional Information (SAI) for Lincoln National
Variable Annuity Account H

Item

Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the CBOE Volatility Index
Unclaimed Property
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.

                Statement of Additional Information Request Card
                        American Legacy (Reg. TM) Series
                  Lincoln National Variable Annuity Account H

............................................................................................
Please send me a free copy of the current Statement of Additional Information for Lincoln
  National Variable Annuity Account H
(American Legacy (Reg. TM) Series).

                                 (Please Print)

Name: -------------------------------------------------------------------------

Address: ----------------------------------------------------------------------

City --------------------------------------------------- State ---------
Zip ---------

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne,
IN 46801-2348.

                                                                             129

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation
Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**

B-Share

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Asset Allocation
2012......    11.709    13.369       405         11.864    13.573       8,770
2013......    13.369    16.249       322         13.573    16.530       7,856
2014......    16.249    16.829       339         16.530    17.154        7702
2015......    16.829    16.768       317         17.154    17.126        7144
----------    ------    ------       ---         ------    ------       -----
American Funds Blue Chip Income and Growth
2012......    10.418    11.659       378         10.556    11.837      10,291
2013......    11.659    15.237       322         11.837    15.501       9,077
2014......    15.237    17.273       301         15.501    17.607        7935
2015......    17.273    16.476       296         17.607    16.828        7399
----------    ------    ------       ---         ------    ------      ------
American Funds Bond
2012......    11.461    11.868       451         11.613    12.049      12,999
2013......    11.868    11.410       361         12.049    11.607      12,794
2014......    11.410    11.804       368         11.607    12.032       12160
2015......    11.804    11.631       341         12.032    11.879       11298
----------    ------    ------       ---         ------    ------      ------
American Funds Capital Income Builder (Reg. TM)
2014......    10.025     9.828        14         10.007     9.841         169
2015......     9.828     9.485        68          9.841     9.516         452
----------    ------    ------       ---         ------    ------      ------
American Funds Cash Management
2012......    10.001     9.784       161         10.134     9.933       2,938
2013......     9.784     9.571       143          9.933     9.737       2,617
2014......     9.571     9.354        81          9.737     9.535        1867
2015......     9.354     9.150       122          9.535     9.346        1971
----------    ------    ------       ---         ------    ------      ------
American Funds Global Balanced(SM)
2012......     9.568    10.553        16          9.580    10.587         468
2013......    10.553    11.638        12         10.587    11.700         769
2014......    11.638    11.623        76         11.700    11.708         914
2015......    11.623    11.312       137         11.708    11.418         900
----------    ------    ------       ---         ------    ------      ------
American Funds Global Bond
2012......    12.620    13.169       148         12.750    13.331       5,477
2013......    13.169    12.607       136         13.331    12.788       5,862
2014......    12.607    12.561       142         12.788    12.766        5565
2015......    12.561    11.841       140         12.766    12.059        5170
----------    ------    ------       ---         ------    ------      ------
American Funds Global Discovery(1)
2012......    11.752    13.918        40         11.908    14.131         934
2013......    13.918    16.188        35         14.131    16.447         904
----------    ------    ------       ---         ------    ------      ------
American Funds Global Growth and Income
2012......    10.270    11.864       232         10.386    12.022       7,103
2013......    11.864    14.285       213         12.022    14.505       6,577
2014......    14.285    14.829       253         14.505    15.087        6047
2015......    14.829    14.377       245         15.087    14.656        5489
----------    ------    ------       ---         ------    ------      ------
American Funds Global Growth Portfolio
2015......     N/A        N/A        N/A          9.781     9.301           5
----------    ------    ------       ---         ------    ------      ------
American Funds Global Growth
2012......    12.672    15.262       186         12.840    15.495       5,239
2013......    15.262    19.373       178         15.495    19.708       5,405
2014......    19.373    19.478       182         19.708    19.854        4973
2015......    19.478    20.467       169         19.854    20.904        4436
----------    ------    ------       ---         ------    ------      ------

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Asset Allocation
2012......    12.060    13.832      20,260       12.100    13.885      1,401
2013......    13.832    16.888      19,299       13.885    16.960      1,336
2014......    16.888    17.569       18911       16.960    17.654        963
2015......    17.569    17.585       19018       17.654    17.678        880
-----------   ------    ------      ------       ------    ------      -----
American Funds Blue Chip Income and Growth
2012......    10.731    12.063      25,312       10.766    12.109      1,305
2013......    12.063    15.837      22,582       12.109    15.905      1,176
2014......    15.837    18.033       20001       15.905    18.120       1074
2015......    18.033    17.279       18764       18.120    17.370        992
-----------   ------    ------      ------       ------    ------      -----
American Funds Bond
2012......    11.805    12.279      35,196       11.844    12.326      1,347
2013......    12.279    11.859      35,950       12.326    11.910      1,265
2014......    11.859    12.323       34104       11.910    12.383       1223
2015......    12.323    12.198       31792       12.383    12.262       1126
-----------   ------    ------      ------       ------    ------      -----
American Funds Capital Income Builder (Reg. TM)
2014......    10.026     9.857         787       10.192     9.860         26
2015......     9.857     9.555        2240        9.860     9.563         68
-----------   ------    ------      ------       ------    ------      -----
American Funds Cash Management
2012......    10.301    10.123       5,820       10.335    10.161        590
2013......    10.123     9.947       5,352       10.161     9.990        452
2014......     9.947     9.766        4659        9.990     9.813        383
2015......     9.766     9.596        3619        9.813     9.647        404
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Balanced(SM)
2012......     9.595    10.631       1,967        9.598    10.639         27
2013......    10.631    11.777       2,453       10.639    11.792         56
2014......    11.777    11.814        2840       11.792    11.836         92
2015......    11.814    11.550        3003       11.836    11.577        119
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Bond
2012......    12.914    13.537      16,203       12.947    13.578        626
2013......    13.537    13.017      17,478       13.578    13.064        599
2014......    13.017    13.028       16925       13.064    13.081        564
2015......    13.028    12.336       16350       13.081    12.393        485
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Discovery(1)
2012......    12.105    14.401       2,122       12.145    14.455        120
2013......    14.401    16.777       2,036       14.455    16.844        140
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Growth and Income
2012......    10.533    12.222      16,241       10.563    12.263        872
2013......    12.222    14.783      15,010       12.263    14.840        875
2014......    14.783    15.415       13891       14.840    15.482        791
2015......    15.415    15.012       12986       15.482    15.084        757
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Growth Portfolio
2015......    10.064     9.316         185       10.024     9.319         34
-----------   ------    ------      ------       ------    ------      -----
American Funds Global Growth
2012......    13.052    15.791      12,796       13.095    15.851        549
2013......    15.791    20.135      13,225       15.851    20.221        610
2014......    20.135    20.334       12411       20.221    20.432        582
2015......    20.334    21.464       11075       20.432    21.578        488
-----------   ------    ------      ------       ------    ------      -----

                                      A-1

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Global Small Capitalization
2012......    12.078    14.026       118         12.237    14.240       3,338
2013......    14.026    17.680        93         14.240    17.986       3,049
2014......    17.680    17.742        84         17.986    18.085        2915
2015......    17.742    17.480        89         18.085    17.854        2617
----------    ------    ------       ---         ------    ------       -----
American Funds Growth and Income
2015......     9.258     9.505         3         10.066     9.520         140
----------    ------    ------       ---         ------    ------       -----
American Funds Growth
2012......    11.096    12.854       681         11.243    13.050      20,469
2013......    12.854    16.434       586         13.050    16.718      17,943
2014......    16.434    17.523       571         16.718    17.861       16283
2015......    17.523    18.400       554         17.861    18.793       14580
----------    ------    ------       ---         ------    ------      ------
American Funds Growth-Income
2012......    10.261    11.846       939         10.397    12.027      18,201
2013......    11.846    15.541       794         12.027    15.809      15,796
2014......    15.541    16.895       752         15.809    17.221       14181
2015......    16.895    16.843       730         17.221    17.203       12943
----------    ------    ------       ---         ------    ------      ------
American Funds High-Income Bond
2012......    12.741    14.236       110         12.910    14.453       3,413
2013......    14.236    14.913        88         14.453    15.170       3,133
2014......    14.913    14.747        80         15.170    15.032        2795
2015......    14.747    13.433        83         15.032    13.720        2484
----------    ------    ------       ---         ------    ------      ------
American Funds International Growth and Income(SM)
2012......    14.144    16.192        29         14.232    16.326         878
2013......    16.192    18.949        27         16.326    19.144         870
2014......    18.949    18.033        68         19.144    18.255         902
2015......    18.033    16.727        66         18.255    16.967         930
----------    ------    ------       ---         ------    ------      ------
American Funds International
2012......    11.800    13.672       439         11.956    13.881       6,960
2013......    13.672    16.342       389         13.881    16.624       6,296
2014......    16.342    15.632       372         16.624    15.934        5911
2015......    15.632    14.665       355         15.934    14.979        5596
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Asset Allocation(SM)
2012......    10.116    10.209         1*         N/A        N/A        N/A
2013......    10.209    12.097         5         10.212    12.124         618
2014......    12.097    12.233        19         12.124    12.285         989
2015......    12.233    11.892        14         12.285    11.967        1504
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Blue Chip Income and Growth
2013......     N/A        N/A        N/A          9.988    10.878          68
2014......    10.806    11.541        21         10.878    11.579         371
2015......    11.541    10.497        57         11.579    10.553         571
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Global Allocation
2015......     N/A        N/A        N/A          9.961     9.255         239
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Growth and Income
2015......     9.422     9.345         9          9.981     9.356         600
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Growth Portfolio
2015......     9.995     9.356        48         10.034     9.368        1211
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Growth
2013......     9.783    11.025         1*        10.052    11.039          67
2014......    11.025    11.026         4         11.039    11.062         360
2015......    11.026    10.911         9         11.062    10.969         608
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk Growth-Income
2013......     9.763    11.153         2          9.822    11.167          52
2014......    11.153    11.443        12         11.167    11.481         250
2015......    11.443    10.835         8         11.481    10.892         497
----------    ------    ------       ---         ------    ------      ------
American Funds Managed Risk International
2013......     N/A        N/A        N/A          9.615    10.591          37
2014......    10.608     9.802         1*        10.591     9.836         231
2015......     9.802     9.004         8          9.836     9.053         421
----------    ------    ------       ---         ------    ------      ------

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Global Small Capitalization
2012......    12.440    14.512       7,637       12.481    14.567        413
2013......    14.512    18.375       6,995       14.567    18.454        398
2014......    18.375    18.523        6627       18.454    18.612        370
2015......    18.523    18.332        6153       18.612    18.429        339
-----------   ------    ------       -----       ------    ------        ---
American Funds Growth and Income
2015......    10.024     9.535         369        9.549     9.538         12
-----------   ------    ------       -----       ------    ------        ---
American Funds Growth
2012......    11.429    13.300      50,347       11.467    13.350      2,465
2013......    13.300    17.080      44,419       13.350    17.153      2,191
2014......    17.080    18.294       40279       17.153    18.382       1995
2015......    18.294    19.296       36086       18.382    19.398       1697
-----------   ------    ------      ------       ------    ------      -----
American Funds Growth-Income
2012......    10.569    12.257      44,439       10.604    12.303      2,428
2013......    12.257    16.152      38,873       12.303    16.221      2,125
2014......    16.152    17.638       34887       16.221    17.723       1871
2015......    17.638    17.664       31845       17.723    17.758       1669
-----------   ------    ------      ------       ------    ------      -----
American Funds High-Income Bond
2012......    13.123    14.729       8,817       13.167    14.785        532
2013......    14.729    15.499       8,246       14.785    15.565        451
2014......    15.499    15.396        7418       15.565    15.469        387
2015......    15.396    14.088        6747       15.469    14.162        357
-----------   ------    ------      ------       ------    ------      -----
American Funds International Growth and Income(SM)
2012......    14.343    16.495       2,621       14.366    16.529         92
2013......    16.495    19.390       2,636       16.529    19.440         98
2014......    19.390    18.536        2726       19.440    18.593        110
2015......    18.536    17.271        2825       18.593    17.333        122
-----------   ------    ------      ------       ------    ------      -----
American Funds International
2012......    12.154    14.146      17,832       12.195    14.200        830
2013......    14.146    16.984      16,094       14.200    17.057        753
2014......    16.984    16.320       15431       17.057    16.399        712
2015......    16.320    15.380       14877       16.399    15.462        640
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Asset Allocation(SM)
2012......    10.083    10.216         323        N/A        N/A        N/A
2013......    10.216    12.159       5,715       10.216    12.166         66
2014......    12.159    12.351       12084       12.166    12.364        181
2015......    12.351    12.061       14916       12.364    12.080        252
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Blue Chip Income and Growth
2013......    10.124    10.895         496       10.105    10.898         19
2014......    10.895    11.626        2351       10.898    11.635         83
2015......    11.626    10.623        4285       11.635    10.637        131
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Global Allocation
2015......     9.994     9.270        1892        9.889     9.273         37
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Growth and Income
2015......    10.077     9.372        7398        9.850     9.375        187
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Growth Portfolio
2015......    10.097     9.383        9188        9.940     9.386        174
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Growth
2013......    10.062    11.057         734        9.883    11.060         27
2014......    11.057    11.108        2375       11.060    11.117         77
2015......    11.108    11.041        4928       11.117    11.056        102
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk Growth-Income
2013......    10.043    11.185         410        9.883    11.188         25
2014......    11.185    11.528        2191       11.188    11.537         47
2015......    11.528    10.965        3971       11.537    10.979         64
-----------   ------    ------      ------       ------    ------      -----
American Funds Managed Risk International
2013......     9.974    10.608         367        9.814    10.611         20
2014......    10.608     9.876        1313       10.611     9.884         58
2015......     9.876     9.112        2973        9.884     9.124         86
-----------   ------    ------      ------       ------    ------      -----

                                      A-2

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Mortgage(SM)
2012......    10.275    10.338         2         10.287    10.370        171
2013......    10.338     9.989         3         10.370    10.039        226
2014......     9.989    10.329         3         10.039    10.402        247
2015......    10.329    10.338        10         10.402    10.432        301
----------    ------    ------        --         ------    ------        ---
American Funds New World
2012......    16.075    18.612       110         16.288    18.896      3,008
2013......    18.612    20.370        92         18.896    20.722      2,832
2014......    20.370    18.441       117         20.722    18.797       2755
2015......    18.441    17.551       112         18.797    17.926       2655
----------    ------    ------       ---         ------    ------      -----
American Funds U.S. Government/AAA-Rated Securities
2012......    12.379    12.396       310         12.543    12.585      7,701
2013......    12.396    11.806       234         12.585    12.010      7,435
2014......    11.806    12.183       226         12.010    12.418       6874
2015......    12.183    12.162       207         12.418    12.422       6480
----------    ------    ------       ---         ------    ------      -----
LVIP American Balanced Allocation
2012......    10.317    11.271       169         10.346    11.326      3,038
2013......    11.271    12.691       199         11.326    12.778      3,153
2014......    12.691    13.141       228         12.778    13.258       3279
2015......    13.141    12.780       274         13.258    12.919       3211
----------    ------    ------       ---         ------    ------      -----
LVIP American Global Balanced Allocation Managed Risk
2012......     9.761    10.130        38          9.777    10.146      1,460
2013......    10.130    11.239        77         10.146    11.279      3,639
2014......    11.239    11.610        97         11.279    11.675       4761
2015......    11.610    11.129        84         11.675    11.214       5648
----------    ------    ------       ---         ------    ------      -----
LVIP American Global Growth Allocation Managed Risk
2012......     9.758    10.193       101          9.793    10.209      3,141
2013......    10.193    11.728       201         10.209    11.770      6,822
2014......    11.728    11.778       284         11.770    11.844      10347
2015......    11.778    11.170       292         11.844    11.255      11591
----------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2012......    10.254    11.361        38         10.284    11.416      2,929
2013......    11.361    13.121        47         11.416    13.211      2,895
2014......    13.121    13.571       104         13.211    13.692       3297
2015......    13.571    13.171       185         13.692    13.315       3618
----------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2012......    10.425    11.091        48         10.454    11.145        669
2013......    11.091    11.833        44         11.145    11.914        801
2014......    11.833    12.306        72         11.914    12.416        674
2015......    12.306    11.967        70         12.416    12.098        624
----------    ------    ------       ---         ------    ------      -----
LVIP American Preservation
2012......     N/A        N/A        N/A         10.020     9.986         76
2013......     9.979     9.665        16          9.986     9.691        558
2014......     9.665     9.667        58          9.691     9.712       1353
2015......     9.667     9.496        79          9.712     9.559       1928
----------    ------    ------       ---         ------    ------      -----

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  Value                              Value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and number of Accumulation Units
                                       in thousands)

American Funds Mortgage(SM)
2012......    10.303    10.412         759       10.306    10.427         38
2013......    10.412    10.105       1,013       10.427    10.125         25
2014......    10.105    10.497        1026       10.125    10.522         40
2015......    10.497    10.554        1202       10.522    10.584         24
-----------   ------    ------       -----       ------    ------         --
American Funds New World
2012......    16.558    19.257       7,368       16.612    19.330        375
2013......    19.257    21.171       7,126       19.330    21.262        351
2014......    21.171    19.252        6930       21.262    19.345        340
2015......    19.252    18.406        6734       19.345    18.504        306
-----------   ------    ------       -----       ------    ------        ---
American Funds U.S. Government/AAA-Rated Securities
2012......    12.750    12.825      25,302       12.792    12.874        829
2013......    12.825    12.270      25,903       12.874    12.323        824
2014......    12.270    12.719       24705       12.323    12.780        710
2015......    12.719    12.754       23166       12.780    12.822        661
-----------   ------    ------      ------       ------    ------        ---
LVIP American Balanced Allocation
2012......    10.383    11.394      13,867       10.390    11.408        162
2013......    11.394    12.888      13,973       11.408    12.910        183
2014......    12.888    13.405       14198       12.910    13.435        295
2015......    13.405    13.096       13813       13.435    13.131        283
-----------   ------    ------      ------       ------    ------        ---
LVIP American Global Balanced Allocation Managed Risk
2012......     9.893    10.166      12,167        9.893    10.170        368
2013......    10.166    11.330      26,392       10.170    11.340        641
2014......    11.330    11.757       35185       11.340    11.774        927
2015......    11.757    11.321       42038       11.774    11.342       1059
-----------   ------    ------      ------       ------    ------       ----
LVIP American Global Growth Allocation Managed Risk
2012......    10.018    10.229      20,963        9.919    10.233        395
2013......    10.229    11.823      60,813       10.233    11.834      1,098
2014......    11.823    11.927       91039       11.834    11.944       1547
2015......    11.927    11.362      104032       11.944    11.384       1849
-----------   ------    ------      ------       ------    ------      -----
LVIP American Growth Allocation
2012......    10.320    11.485      16,711       10.327    11.499        216
2013......    11.485    13.324      17,102       11.499    13.347        221
2014......    13.324    13.844       18003       13.347    13.874        286
2015......    13.844    13.496       17644       13.874    13.533        273
-----------   ------    ------      ------       ------    ------      -----
LVIP American Income Allocation
2012......    10.492    11.213       3,548       10.499    11.226         69
2013......    11.213    12.016       3,395       11.226    12.037         53
2014......    12.016    12.553        3294       12.037    12.581         60
2015......    12.553    12.263        3224       12.581    12.296         79
-----------   ------    ------      ------       ------    ------      -----
LVIP American Preservation
2012......    10.034     9.994         616        9.993     9.996          2
2013......     9.994     9.724       3,248        9.996     9.730        100
2014......     9.724     9.769        8033        9.730     9.781        292
2015......     9.769     9.639       13047        9.781     9.656        555
-----------   ------    ------      ------       ------    ------      -----

*     The numbers of accumulation units less than 500 were rounded up to one.

**    This table reflects the accumulation unit values and the number of accumulation units for the American Legacy III B Share, American Legacy
      III B Class and American Legacy Series B Share.

(1)   Effective May 17, 2013, the Global Discovery Fund was merged into the
Global Growth Fund.

                                      A-3

C-Share

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds Asset Allocation
2012......    11.405    12.970        86         11.556    13.168      1,365
2013......    12.970    15.702        78         13.168    15.973      1,250
2014......    15.702    16.197        77         15.973    16.510       1090
2015......    16.197    16.074        78         16.510    16.417        988
----------    ------    ------        --         ------    ------      -----
American Funds Blue Chip Income and Growth
2012......    10.148    11.311        68         10.282    11.484      1,290
2013......    11.311    14.724        67         11.484    14.978      1,136
2014......    14.724    16.624        63         14.978    16.946       1018
2015......    16.624    15.794        61         16.946    16.131        953
----------    ------    ------        --         ------    ------      -----
American Funds Bond
2012......    11.164    11.514        46         11.312    11.689      1,542
2013......    11.514    11.026        40         11.689    11.216      1,383
2014......    11.026    11.361        39         11.216    11.580       1218
2015......    11.361    11.150        40         11.580    11.388       1120
----------    ------    ------        --         ------    ------      -----
American Funds Capital Income Builder (Reg. TM)
2014......    10.044     9.803         1*        10.169     9.816         20
2015......     N/A        N/A        N/A          9.816     9.454         58
----------    ------    ------       ---         ------    ------      -----
American Funds Cash Management
2012......     9.742     9.492         2          9.871     9.637        567
2013......     9.492     9.249         3          9.637     9.409        337
2014......     9.249     9.003         4          9.409     9.177        303
2015......     9.003     8.772         4          9.177     8.959        239
----------    ------    ------       ---         ------    ------      -----
American Funds Global Balanced(SM)
2012......     N/A        N/A        N/A          9.556    10.520         29
2013......     N/A        N/A        N/A         10.520    11.579         23
2014......     N/A        N/A        N/A         11.579    11.541         31
2015......     N/A        N/A        N/A         11.541    11.210         31
----------    ------    ------       ---         ------    ------      -----
American Funds Global Bond
2012......    12.365    12.851        38         12.492    13.009        645
2013......    12.851    12.254        39         13.009    12.429        603
2014......    12.254    12.160        44         12.429    12.359        515
2015......    12.160    11.417        42         12.359    11.627        487
----------    ------    ------       ---         ------    ------      -----
American Funds Global Discovery(1)
2012......    11.447    13.503        10         11.599    13.709        200
2013......    13.503    15.681        10         13.709    15.933        184
----------    ------    ------       ---         ------    ------      -----
American Funds Global Growth and Income
2012......    10.042    11.554        44         10.156    11.708        730
2013......    11.554    13.857        39         11.708    14.070        604
2014......    13.857    14.327        38         14.070    14.576        568
2015......    14.327    13.834        46         14.576    14.103        518
----------    ------    ------       ---         ------    ------      -----
American Funds Global Growth Portfolio
2015......     N/A        N/A        N/A          N/A        N/A        N/A
----------    ------    ------       ---         ------    ------      -----
American Funds Global Growth
2012......    12.343    14.807        21         12.507    15.033        609
2013......    14.807    18.720        30         15.033    19.044        688
2014......    18.720    18.746        29         19.044    19.108        608
2015......    18.746    19.620        32         19.108    20.039        546
----------    ------    ------       ---         ------    ------      -----
American Funds Global Small Capitalization
2012......    11.764    13.607        23         11.920    13.815        546
2013......    13.607    17.084        22         13.815    17.379        491
2014......    17.084    17.076        21         17.379    17.406        433
2015......    17.076    16.757        19         17.406    17.115        407
----------    ------    ------       ---         ------    ------      -----
American Funds Growth and Income
2015......     N/A        N/A        N/A          N/A        N/A        N/A
----------    ------    ------       ---         ------    ------      -----

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds Asset Allocation
2012......    11.748    13.420      3,063        11.786    13.470       264
2013......    13.420    16.319      2,799        13.470    16.389       233
2014......    16.319    16.910       2547        16.389    16.991       241
2015......    16.910    16.857       2205        16.991    16.946       236
-----------   ------    ------      -----        ------    ------       ---
American Funds Blue Chip Income and Growth
2012......    10.452    11.703      2,631        10.487    11.747       138
2013......    11.703    15.303      2,368        11.747    15.368       127
2014......    15.303    17.356       2151        15.368    17.439       124
2015......    17.356    16.563       1877        17.439    16.651       130
-----------   ------    ------      -----        ------    ------       ---
American Funds Bond
2012......    11.499    11.913      5,196        11.537    11.958       251
2013......    11.913    11.459      4,097        11.958    11.508       255
2014......    11.459    11.861       3685        11.508    11.917       223
2015......    11.861    11.693       3410        11.917    11.755       226
-----------   ------    ------      -----        ------    ------       ---
American Funds Capital Income Builder (Reg. TM)
2014......    10.199     9.832         99        10.007     9.835         5
2015......     9.832     9.493        159         9.835     9.500        29
-----------   ------    ------      -----        ------    ------       ---
American Funds Cash Management
2012......    10.034     9.821      1,604        10.067     9.858        89
2013......     9.821     9.612      1,607         9.858     9.654        75
2014......     9.612     9.399       1398         9.654     9.444        32
2015......     9.399     9.199       1127         9.444     9.248        96
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Balanced(SM)
2012......     9.571    10.562        286         9.574    10.570         6
2013......    10.562    11.654        357        10.570    11.669         3
2014......    11.654    11.644        379        11.669    11.665         3
2015......    11.644    11.339        330        11.665    11.365        14
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Bond
2012......    12.652    13.210      1,466        12.685    13.250        81
2013......    13.210    12.652      1,438        13.250    12.697        83
2014......    12.652    12.612       1303        12.697    12.663        79
2015......    12.612    11.895       1180        12.663    11.949        74
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Discovery(1)
2012......    11.791    13.971        206        11.830    14.024        13
2013......    13.971    16.252        203        14.024    16.317        12
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth and Income
2012......    10.299    11.903      2,005        10.328    11.943        84
2013......    11.903    14.340      1,447        11.943    14.395        87
2014......    14.340    14.893       1320        14.395    14.958        92
2015......    14.893    14.446       1264        14.958    14.515        92
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth Portfolio
2015......     N/A        N/A        N/A          N/A        N/A        N/A
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth
2012......    12.714    15.320      1,336        12.756    15.378        73
2013......    15.320    19.456      1,345        15.378    19.540        85
2014......    19.456    19.571       1178        19.540    19.665        88
2015......    19.571    20.576       1068        19.665    20.685        74
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization
2012......    12.117    14.079        777        12.157    14.132        38
2013......    14.079    17.756        687        14.132    17.832        38
2014......    17.756    17.827        625        17.832    17.913        33
2015......    17.827    17.573        618        17.913    17.666        30
-----------   ------    ------      -----        ------    ------       ---
American Funds Growth and Income
2015......     9.725     9.510         32         9.801     9.514         2
-----------   ------    ------      -----        ------    ------       ---

                                      A-4

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds Growth
2012......    10.808   12.471        120         10.951    12.661      2,608
2013......    12.471   15.880        110         12.661    16.154      2,299
2014......    15.880   16.865        106         16.154    17.191       2063
2015......    16.865   17.638         98         17.191    18.015       1843
----------    ------   ------        ---         ------    ------      -----
American Funds Growth-Income
2012......     9.995   11.493         82         10.127    11.668      2,665
2013......    11.493   15.017         71         11.668    15.276      2,385
2014......    15.017   16.260         67         15.276    16.575       2110
2015......    16.260   16.146         59         16.575    16.491       1909
----------    ------   ------        ---         ------    ------      -----
American Funds High-Income Bond
2012......    12.411   13.811         27         12.575    14.022        395
2013......    13.811   14.410         20         14.022    14.659        338
2014......    14.410   14.193         18         14.659    14.467        296
2015......    14.193   12.877         20         14.467    13.152        263
----------    ------   ------        ---         ------    ------      -----
American Funds International Growth and Income(SM)
2012......    13.969   15.928          2         14.056    16.059         53
2013......    15.928   18.565          2         16.059    18.756         38
2014......    18.565   17.597          2         18.756    17.814         40
2015......    17.597   16.258          2         17.814    16.490         39
----------    ------   ------        ---         ------    ------      -----
American Funds International
2012......    11.494   13.264         25         11.646    13.467      1,039
2013......    13.264   15.791         23         13.467    16.064        939
2014......    15.791   15.045         21         16.064    15.336        863
2015......    15.045   14.058         21         15.336    14.359        807
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Asset Allocation(SM)
2012......     N/A       N/A         N/A          N/A        N/A        N/A
2013......     N/A       N/A         N/A         11.192    12.070         95
2014......     N/A       N/A         N/A         12.070    12.181        132
2015......     N/A       N/A         N/A         12.181    11.817        139
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Blue Chip Income and Growth
2013......     N/A       N/A         N/A          9.735    10.850          2
2014......     N/A       N/A         N/A         10.850    11.503          4
2015......     N/A       N/A         N/A         11.503    10.442          6
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Global Allocation
2015......     N/A       N/A         N/A          N/A        N/A        N/A
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Growth and Income
2015......     N/A       N/A         N/A          9.590     9.333         18
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Growth Portfolio
2015......     N/A       N/A         N/A          9.918     9.344         14
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Growth
2013......     N/A       N/A         N/A         10.715    11.011         10
2014......     N/A       N/A         N/A         11.011    10.990         41
2015......     N/A       N/A         N/A         10.990    10.854         13
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk Growth-Income
2013......     N/A       N/A         N/A          N/A        N/A        N/A
2014......     N/A       N/A         N/A         11.443    11.406          2
2015......     N/A       N/A         N/A         11.406    10.778          4
----------    ------   ------        ---         ------    ------      -----
American Funds Managed Risk International
2013......     N/A       N/A         N/A          N/A        N/A        N/A
2014......     N/A       N/A         N/A          N/A        N/A        N/A
2015......     N/A       N/A         N/A          9.687     8.958          3
----------    ------   ------        ---         ------    ------      -----
American Funds Mortgage(SM)
2012......     N/A       N/A         N/A         10.261    10.303         10
2013......     N/A       N/A         N/A         10.303     9.934          6
2014......     N/A       N/A         N/A          9.934    10.252          7
2015......     N/A       N/A         N/A         10.252    10.241         13
----------    ------   ------        ---         ------    ------      -----

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds Growth
2012......    11.133    12.903      5,134        11.169    12.952       278
2013......    12.903    16.504      4,096        12.952    16.575       259
2014......    16.504    17.607       3652        16.575    17.691       239
2015......    17.607    18.497       3370        17.691    18.595       218
-----------   ------    ------      -----        ------    ------       ---
American Funds Growth-Income
2012......    10.295    11.891      5,008        10.329    11.936       241
2013......    11.891    15.607      3,572        11.936    15.674       210
2014......    15.607    16.976       3125        15.674    17.057       215
2015......    16.976    16.933       2864        17.057    17.022       182
-----------   ------    ------      -----        ------    ------       ---
American Funds High-Income Bond
2012......    12.783    14.290      1,305        12.825    14.344       136
2013......    14.290    14.977      1,035        14.344    15.041       113
2014......    14.977    14.817        906        15.041    14.888       117
2015......    14.817    13.505        846        14.888    13.576       110
-----------   ------    ------      -----        ------    ------       ---
American Funds International Growth and Income(SM)
2012......    14.166    16.226        250        14.187    16.259         3
2013......    16.226    18.998        252        16.259    19.046         4
2014......    18.998    18.088        235        19.046    18.143        11
2015......    18.088    16.787        237        18.143    16.846        19
-----------   ------    ------      -----        ------    ------       ---
American Funds International
2012......    11.839    13.724      2,124        11.878    13.776       100
2013......    13.724    16.412      1,765        13.776    16.482        95
2014......    16.412    15.707       1584        16.482    15.782        84
2015......    15.707    14.743       1535        15.782    14.821        73
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Asset Allocation(SM)
2012......     N/A        N/A        N/A          N/A        N/A        N/A
2013......    10.468    12.104        315        10.978    12.111        19
2014......    12.104    12.246        465        12.111    12.259        19
2015......    12.246    11.910        462        12.259    11.929         9
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Blue Chip Income and Growth
2013......     9.737    10.867         76        10.086    10.871         7
2014......    10.867    11.550        155        10.871    11.559         1*
2015......    11.550    10.511        211        11.559    10.525         4
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Global Allocation
2015......     9.332     9.246          5         9.812     9.249         3
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth and Income
2015......     9.923     9.347        215         9.399     9.350         4
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth Portfolio
2015......     9.954     9.359        206         9.553     9.362        10
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth
2013......     9.593    11.029        114         N/A        N/A        N/A
2014......    11.029    11.035        103         N/A        N/A        N/A
2015......    11.035    10.925        270        11.396    10.940         1*
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth-Income
2013......    10.002    11.156         23        10.326    11.160         7
2014......    11.156    11.452         85         N/A        N/A        N/A
2015......    11.452    10.850        119        11.610    10.864         1*
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk International
2013......     9.869    10.581         54         N/A        N/A        N/A
2014......    10.581     9.812        123         N/A        N/A        N/A
2015......     9.812     9.017        290         N/A        N/A        N/A
-----------   ------    ------      -----        ------    ------       ---
American Funds Mortgage(SM)
2012......    10.277    10.344         67        10.281    10.353         4
2013......    10.344    10.000         62        10.353    10.013         5
2014......    10.000    10.346         73        10.013    10.365         5
2015......    10.346    10.360         52        10.365    10.384         5
-----------   ------    ------      -----        ------    ------       ---

                                      A-5

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds New World
2012......   15.658     18.057        21         15.866    18.332       405
2013......   18.057     19.683        22         18.332    20.024       348
2014......   19.683     17.748        22         20.024    18.091       305
2015......   17.748     16.824        19         18.091    17.184       292
----------   ------     ------        --         ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities
2012......   12.058     12.026        13         12.217    12.210       808
2013......   12.026     11.408        13         12.210    11.605       751
2014......   11.408     11.726        11         11.605    11.952       612
2015......   11.726     11.659        10         11.952    11.908       570
----------   ------     ------        --         ------    ------       ---
LVIP American Balanced Allocation
2012......   10.258     11.162         3         10.287    11.217       164
2013......   11.162     12.518         3         11.217    12.604       137
2014......   12.518     12.910         4         12.604    13.025       158
2015......   12.910     12.505         4         13.025    12.642       155
----------   ------     ------        --         ------    ------       ---
LVIP American Global Balanced Allocation Managed Risk
2012......     N/A        N/A        N/A          9.941    10.114        84
2013......   10.608     11.159        94         10.114    11.199       148
2014......   11.159     11.481        94         11.199    11.546       194
2015......   11.481     10.961        94         11.546    11.045       271
----------   ------     ------       ---         ------    ------       ---
LVIP American Global Growth Allocation Managed Risk
2012......     N/A        N/A        N/A          9.621    10.176        80
2013......     N/A        N/A        N/A         10.176    11.686       302
2014......     N/A        N/A        N/A         11.686    11.713       492
2015......     N/A        N/A        N/A         11.713    11.085       471
----------   ------     ------       ---         ------    ------       ---
LVIP American Growth Allocation
2012......     N/A        N/A        N/A         10.225    11.306       129
2013......     N/A        N/A        N/A         11.306    13.031       147
2014......     N/A        N/A        N/A         13.031    13.452       148
2015......     N/A        N/A        N/A         13.452    13.029       119
----------   ------     ------       ---         ------    ------       ---
LVIP American Income Allocation
2012......     N/A        N/A        N/A         10.395    11.038        85
2013......   11.332     11.672         3         11.038    11.752        43
2014......   11.672     12.091         4         11.752    12.198        59
2015......   12.091     11.710         4         12.198    11.838        50
----------   ------     ------       ---         ------    ------       ---
LVIP American Preservation
2012......     N/A        N/A        N/A          9.982     9.972       472
2013......     N/A        N/A        N/A          9.972     9.639       361
2014......    9.620      9.577         1*         9.639     9.622       374
2015......    9.577      9.369         1*         9.622     9.432       429
----------   ------     ------       ---         ------    ------       ---

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation Unit                  Accumulation Unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   Accumulation  Beginning   End of   Accumulation
            of period   period      Units      of period   period      Units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation Unit value in dollars and Number of Accumulation Units
                                       in thousands)

American Funds New World
2012......    16.128    18.683        723       16.181     18.753        41
2013......    18.683    20.457        665       18.753     20.545        46
2014......    20.457    18.529        643       20.545     18.618        35
2015......    18.529    17.644        623       18.618     17.738        28
-----------   ------    ------        ---       ------     ------        --
American Funds U.S. Government/AAA-Rated Securities
2012......    12.420    12.443      2,743       12.461     12.490       203
2013......    12.443    11.857      2,445       12.490     11.908       188
2014......    11.857    12.241       2274       11.908     12.300       201
2015......    12.241    12.226       2171       12.300     12.291       181
-----------   ------    ------      -----       ------     ------       ---
LVIP American Balanced Allocation
2012......    10.324    11.285      1,273       10.331     11.298        34
2013......    11.285    12.713      1,316       11.298     12.734        31
2014......    12.713    13.170       1290       12.734     13.199        33
2015......    13.170    12.815       1318       13.199     12.849        35
-----------   ------    ------      -----       ------     ------       ---
LVIP American Global Balanced Allocation Managed Risk
2012......     9.876    10.134      1,784         N/A        N/A        N/A
2013......    10.134    11.249      2,740       10.301     11.259        41
2014......    11.249    11.626       2756       11.259     11.643       115
2015......    11.626    11.150       2319       11.643     11.171       194
-----------   ------    ------      -----       ------     ------       ---
LVIP American Global Growth Allocation Managed Risk
2012......     9.923    10.197        554       10.116     10.201        12
2013......    10.197    11.739      1,650       10.201     11.749       159
2014......    11.739    11.795       2307       11.749     11.811       193
2015......    11.795    11.191       1830       11.811     11.212       176
-----------   ------    ------      -----       ------     ------       ---
LVIP American Growth Allocation
2012......    10.262    11.374        487       10.269     11.388         3
2013......    11.374    13.143        531       11.388     13.166         2
2014......    13.143    13.601        556       13.166     13.631         6
2015......    13.601    13.207        538       13.631     13.243         6
-----------   ------    ------      -----       ------     ------       ---
LVIP American Income Allocation
2012......    10.432    11.105        528       10.440     11.118         9
2013......    11.105    11.853        538       11.118     11.874         3
2014......    11.853    12.334        444       11.874     12.361         3
2015......    12.334    12.000        426       12.361     12.032         6
-----------   ------    ------      -----       ------     ------       ---
LVIP American Preservation
2012......     9.991     9.981         46         N/A        N/A        N/A
2013......     9.981     9.672        315        9.817      9.678         2
2014......     9.672     9.678        456        9.678      9.690         2
2015......     9.678     9.511        580        9.690      9.527        18
-----------   ------    ------      -----       ------     ------       ---

* The numbers of accumulation units less than 500 were rounded up to one.

**    This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy III C Share and American
      Legacy Series C Share.

(1) Effective May 17, 2013, the Global Discovery Fund was merged into the
  Global Growth Fund.

L-Share

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Asset Allocation
2012...... N/A           N/A         N/A        11.556    13.168         80
2013...... N/A           N/A         N/A        13.168    15.973        109
2014...... 2.058        2.125         45        15.973    16.510        347
2015...... 2.125        2.109         68        16.510    16.417        608
---------- -----        -----        ---        ------    ------        ---

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Asset Allocation
2012......   11.748    13.420         824        N/A        N/A         N/A
2013......   13.420    16.319       1,346       14.181    16.389          3
2014......   16.319    16.910        2058       16.389    16.991         42
2015......   16.910    16.857        2180       16.991    16.946         61
-----------  ------    ------       -----       ------    ------        ---

                                      A-6

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Blue Chip Income and Growth
2012......     N/A        N/A        N/A         10.282    11.484       142
2013......     2.119     2.127         1*        11.484    14.978       185
2014......     2.127     2.401        57         14.978    16.946       280
2015......     2.401     2.281        90         16.946    16.131       346
----------     -----     -----       ---         ------    ------       ---
American Funds Bond
2012......     1.372     1.399         1*        11.312    11.690       185
2013......     1.399     1.340         1*        11.690    11.216       261
2014......     1.340     1.381        63         11.216    11.580       323
2015......     1.381     1.355        91         11.580    11.388       350
----------     -----     -----       ---         ------    ------       ---
American Funds Capital Income Builder (Reg. TM)
2014......     N/A        N/A        N/A         10.166     9.816        49
2015......     9.873     9.423         5          9.816     9.454       118
----------     -----     -----       ---         ------    ------       ---
American Funds Cash Management
2012......     N/A        N/A        N/A          9.870     9.636        48
2013......     N/A        N/A        N/A          9.636     9.408       138
2014......     N/A        N/A        N/A          9.408     9.177        94
2015......     N/A        N/A        N/A          9.177     8.959        79
----------     -----     -----       ---         ------    ------       ---
American Funds Global Balanced(SM)
2012......     N/A        N/A        N/A          9.556    10.520        46
2013......    11.449    11.517         1*        10.520    11.579        66
2014......    11.517    11.455         3         11.579    11.541       138
2015......    11.455    11.105         5         11.541    11.210       153
----------    ------    ------       ---         ------    ------       ---
American Funds Global Bond
2012......    12.703    12.851         1*        12.492    13.009       116
2013......    12.851    12.254         1*        13.009    12.429       183
2014......    12.254    12.160         4         12.429    12.358       237
2015......    12.160    11.417         7         12.358    11.627       256
----------    ------    ------       ---         ------    ------       ---
American Funds Global Discovery(1)
2012......     N/A        N/A        N/A         11.599    13.709        15
2013......     N/A        N/A        N/A         13.709    15.933        18
----------    ------    ------       ---         ------    ------       ---
American Funds Global Growth and Income
2012......    10.698    11.554         1*        10.156    11.708        81
2013......    11.554    13.857         1*        11.708    14.070       152
2014......    13.857    14.327         1*        14.070    14.576       246
2015......    14.327    13.834         4         14.576    14.103       288
----------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Portfolio
2015......     N/A        N/A        N/A          N/A        N/A        N/A
----------    ------    ------       ---         ------    ------       ---
American Funds Global Growth
2012......     2.127     2.323         1*        12.507    15.033        53
2013......     2.323     2.936         2         15.033    19.044       131
2014......     2.936     2.940         9         19.044    19.109       197
2015......     2.940     3.078        33         19.109    20.040       215
----------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization
2012......     2.506     2.617         1*        11.920    13.815        48
2013......     2.617     3.286         1*        13.815    17.379        73
2014......     3.286     3.285         4         17.379    17.406       116
2015......     3.285     3.223        23         17.406    17.115       134
----------    ------    ------       ---         ------    ------       ---
American Funds Growth and Income
2015......     N/A        N/A        N/A          9.882     9.495         5
----------    ------    ------       ---         ------    ------       ---
American Funds Growth
2012......     N/A        N/A        N/A         10.951    12.661       217
2013......     2.518     2.526         1*        12.661    16.154       358
2014......     2.526     2.683        38         16.154    17.191       512
2015......     2.683     2.806        63         17.191    18.015       640
----------    ------    ------       ---         ------    ------       ---

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Blue Chip Income and Growth
2012......    10.452    11.703        769        11.621    11.747         1*
2013......    11.703    15.303      1,021        11.747    15.369         9
2014......    15.303    17.356       1295        15.369    17.439        23
2015......    17.356    16.563       1541        17.439    16.651        27
-----------   ------    ------      -----        ------    ------        --
American Funds Bond
2012......    11.499    11.913        993        11.747    11.958         5
2013......    11.913    11.459      1,395        11.958    11.508        16
2014......    11.459    11.861       1588        11.508    11.917        19
2015......    11.861    11.693       1894        11.917    11.755        28
-----------   ------    ------      -----        ------    ------        --
American Funds Capital Income Builder (Reg. TM)
2014......    10.090     9.832        191         9.934     9.835         2
2015......     9.832     9.493        417         9.835     9.500        26
-----------   ------    ------      -----        ------    ------        --
American Funds Cash Management
2012......    10.034     9.821        108         N/A        N/A        N/A
2013......     9.821     9.612        358         N/A        N/A        N/A
2014......     9.612     9.399        533         9.632     9.444         3
2015......     9.399     9.199        545         9.444     9.248         3
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Balanced(SM)
2012......     9.571    10.562        430         9.656    10.570         1*
2013......    10.562    11.654        610        10.570    11.669         2
2014......    11.654    11.644        807        11.669    11.665        18
2015......    11.644    11.339        834        11.665    11.365        23
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Bond
2012......    12.652    13.210        913        12.854    13.250         1*
2013......    13.210    12.652      1,244        13.250    12.697        22
2014......    12.652    12.612       1327        12.697    12.663        22
2015......    12.612    11.895       1334        12.663    11.949        27
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Discovery(1)
2012......    11.791    13.971         78        13.385    14.024         1*
2013......    13.971    16.252        103        14.024    16.317         1*
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth and Income
2012......    10.299    11.903        425         N/A        N/A        N/A
2013......    11.903    14.340        631        12.526    14.395         2
2014......    14.340    14.893        807        14.395    14.958        14
2015......    14.893    14.446        876        14.958    14.515        19
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth Portfolio
2015......     9.747     9.292         43         N/A        N/A        N/A
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Growth
2012......    12.714    15.320        285         N/A        N/A        N/A
2013......    15.320    19.456        517        15.871    19.540         5
2014......    19.456    19.571        639        19.540    19.665         7
2015......    19.571    20.576        688        19.665    20.685         7
-----------   ------    ------      -----        ------    ------       ---
American Funds Global Small Capitalization
2012......    12.117    14.079        307         N/A        N/A        N/A
2013......    14.079    17.756        438        15.390    17.832         3
2014......    17.756    17.827        534        17.832    17.913         4
2015......    17.827    17.573        568        17.913    17.666         6
-----------   ------    ------      -----        ------    ------       ---
American Funds Growth and Income
2015......     9.913     9.510         59         N/A        N/A        N/A
-----------   ------    ------      -----        ------    ------       ---
American Funds Growth
2012......    11.133    12.903        863         N/A        N/A        N/A
2013......    12.903    16.504      1,290        13.714    16.575         8
2014......    16.504    17.607       1643        16.575    17.691        24
2015......    17.607    18.497       2000        17.691    18.595        35
-----------   ------    ------      -----        ------    ------       ---

                                      A-7

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Growth-Income
2012......     1.615     1.720         1*        10.127    11.668        176
2013......     1.720     2.247         2         11.668    15.276        323
2014......     2.247     2.433        14         15.276    16.575        467
2015......     2.433     2.416        47         16.575    16.491        551
----------     -----     -----        --         ------    ------        ---
American Funds High-Income Bond
2012......     N/A        N/A        N/A         12.575    14.022         43
2013......     2.167     2.171         1*        14.022    14.659         56
2014......     2.171     2.138        13         14.659    14.467         81
2015......     2.138     1.940        19         14.467    13.153         92
----------     -----     -----       ---         ------    ------        ---
American Funds International Growth and Income(SM)
2012......     N/A        N/A        N/A         14.056    16.060         27
2013......    18.315    18.565         1*        16.060    18.756         41
2014......    18.565    17.597         1*        18.756    17.814         76
2015......    17.597    16.257         1*        17.814    16.491         84
----------    ------    ------       ---         ------    ------        ---
American Funds International
2012......     N/A        N/A        N/A         11.646    13.466         48
2013......     2.591     2.626         2         13.466    16.064         90
2014......     2.626     2.502        19         16.064    15.335        160
2015......     2.502     2.338        47         15.335    14.358        216
----------    ------    ------       ---         ------    ------        ---
American Funds Managed Risk Asset Allocation(SM)
2012......     N/A        N/A        N/A          N/A        N/A        N/A
2013......    11.722    12.042        34         10.510    12.070        523
2014......    12.042    12.129        39         12.070    12.181       1009
2015......    12.129    11.744        51         12.181    11.817       1355
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Blue Chip Income and Growth
2013......    10.809    10.835         1*         9.886    10.850         47
2014......    10.835    11.465         1*        10.850    11.503        150
2015......    11.465    10.387         6         11.503    10.442        710
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Global Allocation
2015......     9.454     9.220        10          9.904     9.231        173
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Growth and Income
2015......     N/A        N/A        N/A          9.920     9.333        160
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Growth Portfolio
2015......     N/A        N/A        N/A         10.104     9.344        332
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Growth
2013......     N/A        N/A        N/A          9.819    11.011         41
2014......    10.726    10.955         2         11.011    10.990        174
2015......    10.955    10.797        16         10.990    10.854        335
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk Growth-Income
2013......     N/A        N/A        N/A          9.688    11.138         74
2014......     N/A        N/A        N/A         11.138    11.406        245
2015......     N/A        N/A        N/A         11.406    10.778        424
----------    ------    ------       ---         ------    ------       ----
American Funds Managed Risk International
2013......     N/A        N/A        N/A          9.808    10.564         34
2014......     N/A        N/A        N/A         10.564     9.772        126
2015......     N/A        N/A        N/A          9.772     8.958        344
----------    ------    ------       ---         ------    ------       ----
American Funds Mortgage(SM)
2012......    10.277    10.269         1*        10.261    10.303         33
2013......    10.269     9.882         1*        10.303     9.934         52
2014......     9.882    10.178         1*         9.934    10.252         84
2015......    10.178    10.146         1*        10.252    10.241         88
----------    ------    ------       ---         ------    ------       ----
American Funds New World
2012......     2.966     3.133         1*        15.866    18.332         51
2013......     3.133     3.415         1*        18.332    20.024         93
2014......     3.415     3.079         6         20.024    18.091        137
2015......     3.079     2.919         6         18.091    17.184        154
----------    ------    ------       ---         ------    ------       ----

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds Growth-Income
2012......    10.295    11.891        872         N/A        N/A        N/A
2013......    11.891    15.607      1,306        12.816    15.674        10
2014......    15.607    16.976       1659        15.674    17.057        15
2015......    16.976    16.933       1837        17.057    17.022        25
-----------   ------    ------      -----        ------    ------       ---
American Funds High-Income Bond
2012......    12.783    14.290        380         N/A        N/A        N/A
2013......    14.290    14.977        382        14.657    15.041         2
2014......    14.977    14.817        352        15.041    14.889         3
2015......    14.817    13.505        381        14.889    13.576        11
-----------   ------    ------      -----        ------    ------       ---
American Funds International Growth and Income(SM)
2012......    14.166    16.226        146         N/A        N/A        N/A
2013......    16.226    18.998        226        17.127    19.046         6
2014......    18.998    18.088        292        19.046    18.143        10
2015......    18.088    16.787        293        18.143    16.846        15
-----------   ------    ------      -----        ------    ------       ---
American Funds International
2012......    11.839    13.724        237         N/A        N/A        N/A
2013......    13.724    16.412        367        14.168    16.482         2
2014......    16.412    15.707        507        16.482    15.782         3
2015......    15.707    14.743        623        15.782    14.821         6
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Asset Allocation(SM)
2012......    10.138    10.210         12         N/A        N/A        N/A
2013......    10.210    12.104      3,018        10.353    12.111        92
2014......    12.104    12.246       5470        12.111    12.259       149
2015......    12.246    11.910       6707        12.259    11.929       159
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Blue Chip Income and Growth
2013......     9.801    10.867        160        10.871    10.871         3
2014......    10.867    11.550       1164        10.871    11.559        19
2015......    11.550    10.511       1579        11.559    10.525        59
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Global Allocation
2015......    10.056     9.246        722         9.404     9.249         7
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth and Income
2015......    10.056     9.347       2044        10.011     9.350         9
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth Portfolio
2015......    10.086     9.359       3352         9.505     9.362        22
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth
2013......     9.593    11.029        265        11.032    11.032         4
2014......    11.029    11.035       1171        11.032    11.044        35
2015......    11.035    10.925       1922        11.044    10.940        58
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth-Income
2013......     9.878    11.156        231        10.337    11.160         1*
2014......    11.156    11.452        860        11.160    11.462         8
2015......    11.452    10.850       1402        11.462    10.864        21
-----------   ------    ------      -----        ------    ------       ---
American Funds Managed Risk International
2013......     9.869    10.581        128        10.146    10.584         4
2014......    10.581     9.812        854        10.584     9.820        21
2015......     9.812     9.017       1607         9.820     9.029        35
-----------   ------    ------      -----        ------    ------       ---
American Funds Mortgage(SM)
2012......    10.277    10.344        191         N/A        N/A        N/A
2013......    10.344    10.000        281         N/A        N/A        N/A
2014......    10.000    10.346        322        10.326    10.365         1*
2015......    10.346    10.360        363        10.365    10.384         1*
-----------   ------    ------      -----        ------    ------       ---
American Funds New World
2012......    16.128    18.683        257        18.127    18.753         1*
2013......    18.683    20.457        315        18.753    20.545         6
2014......    20.457    18.529        406        20.545    18.618         8
2015......    18.529    17.644        445        18.618    17.738        10
-----------   ------    ------      -----        ------    ------       ---

                                      A-8

                        with EEB                          with EGMDB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds U.S. Government/AAA-Rated Securities
2012......     N/A        N/A        N/A         12.218    12.210         74
2013......     N/A        N/A        N/A         12.210    11.606        106
2014......     N/A        N/A        N/A         11.606    11.952        124
2015......     1.205     1.205        10         11.952    11.908        128
----------     -----     -----       ---         ------    ------        ---
LVIP American Balanced Allocation
2012......    10.258    11.162        30         10.287    11.217        547
2013......    11.162    12.518        27         11.217    12.604        580
2014......    12.518    12.910        25         12.604    13.025        613
2015......    12.910    12.505        27         13.025    12.642        675
----------    ------    ------       ---         ------    ------        ---
LVIP American Global Balanced Allocation Managed Risk
2012......     N/A        N/A        N/A          9.846    10.114        847
2013......    10.098    11.159        41         10.114    11.199      1,793
2014......    11.159    11.481        47         11.199    11.546       2873
2015......    11.481    10.961        57         11.546    11.045       3284
----------    ------    ------       ---         ------    ------      -----
LVIP American Global Growth Allocation Managed Risk
2012......     N/A        N/A        N/A          9.904    10.176      1,624
2013......    10.160    11.644        15         10.176    11.686      4,443
2014......    11.644    11.647        20         11.686    11.713       7531
2015......    11.647    11.001        61         11.713    11.085       7784
----------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2012......    10.758    11.251         1*        10.225    11.306        441
2013......    11.251    12.943         1*        11.306    13.031        731
2014......    12.943    13.333         1*        13.031    13.452        853
2015......    13.333    12.889         5         13.452    13.029        996
----------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2012......    10.743    10.984         3         10.395    11.038        130
2013......    10.984    11.672         3         11.038    11.752        153
2014......    11.672    12.091         3         11.752    12.198        170
2015......    12.091    11.710         3         12.198    11.838        179
----------    ------    ------       ---         ------    ------      -----
LVIP American Preservation
2012......     N/A        N/A        N/A         10.003     9.972         11
2013......     9.797     9.613       102          9.972     9.639        443
2014......     9.613     9.577       104          9.639     9.622        736
2015......     9.577     9.369       114          9.622     9.432       1393
----------    ------    ------       ---         ------    ------      -----

                        with GOP                        Acct Value DB
           ---------------------------------- ----------------------------------
            Accumulation unit                  Accumulation unit
                  value                              value
           --------------------   Number of   --------------------   Number of
            Beginning   End of   accumulation  Beginning   End of   accumulation
            of period   period      units      of period   period      units
           ----------- -------- ------------- ----------- -------- -------------
           (Accumulation unit value in dollars and Number of accumulation units
                                       in thousands)

American Funds U.S. Government/AAA-Rated Securities
2012......    12.420    12.443         768       12.522    12.490         2
2013......    12.443    11.857         876       12.490    11.908         3
2014......    11.857    12.241         950       11.908    12.300         3
2015......    12.241    12.226         969       12.300    12.291         8
-----------   ------    ------         ---       ------    ------         -
LVIP American Balanced Allocation
2012......    10.324    11.285       2,623       10.331    11.298        21
2013......    11.285    12.713       2,794       11.298    12.734        26
2014......    12.713    13.170        3221       12.734    13.199        31
2015......    13.170    12.815        3293       13.199    12.849        34
-----------   ------    ------       -----       ------    ------        --
LVIP American Global Balanced Allocation Managed Risk
2012......     9.854    10.134       5,986        9.779    10.138        66
2013......    10.134    11.249      15,675       10.138    11.259       198
2014......    11.249    11.626       21510       11.259    11.643       301
2015......    11.626    11.150       23487       11.643    11.171       297
-----------   ------    ------      ------       ------    ------       ---
LVIP American Global Growth Allocation Managed Risk
2012......     9.915    10.197      11,548        9.713    10.201        94
2013......    10.197    11.739      37,078       10.201    11.749       340
2014......    11.739    11.795       55859       11.749    11.811       596
2015......    11.795    11.191       60906       11.811    11.212       647
-----------   ------    ------      ------       ------    ------       ---
LVIP American Growth Allocation
2012......    10.262    11.374       2,629       10.458    11.388        15
2013......    11.374    13.143       3,194       11.388    13.166        39
2014......    13.143    13.601        3529       13.166    13.631        48
2015......    13.601    13.207        3236       13.631    13.243        56
-----------   ------    ------      ------       ------    ------       ---
LVIP American Income Allocation
2012......    10.432    11.105         744       10.647    11.118         1*
2013......    11.105    11.853         747       11.118    11.874         2
2014......    11.853    12.334         896       11.874    12.361         6
2015......    12.334    12.000         857       12.361    12.032         6
-----------   ------    ------      ------       ------    ------       ---
LVIP American Preservation
2012......    10.008     9.981         299        9.989     9.982        10
2013......     9.981     9.672       1,973        9.982     9.678        46
2014......     9.672     9.678        4328        9.678     9.690        86
2015......     9.678     9.511        6246        9.690     9.527       129
-----------   ------    ------      ------       ------    ------       ---

*     The numbers of accumulation units less than 500 were rounded up to one.

**    This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy III View and American Legacy
Series L Share.

(1) Effective May 17, 2013, the Global Discovery Fund was merged into the
      Global Growth Fund.

                                      A-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are unavailable for purchase. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders. You may not own more than one Living Benefit Rider at a time. If you own a Living
Benefit Rider, you will be subject to Investment Requirements (see Investment
Requirements in the prospectus). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.

i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts - Living Benefit Riders).

Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase.

This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed
Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below.

With Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With Lincoln SmartSecurity (Reg. TM)
Advantage, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With Lincoln SmartSecurity
(Reg. TM) Advantage single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

If the benefit was elected at contract issue, then the rider was effective on the contract's effective date. If the benefit was elected after the contract was issued, the rider was effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the
Guaranteed Amount (this does not include Automatic Annual Step-ups within a
10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that.
The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10 million for Lincoln
SmartSecurity (Reg. TM) Advantage. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a
$10,000 additional Purchase Payment will increase the Guaranteed Amount by
$10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase
Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract
Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under Lincoln SmartSecurity (Reg. TM)
Advantage, the Guaranteed Amount will automatically step-up to the Contract
Value on each Benefit Year anniversary up to and including the tenth Benefit
Year if:

   a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges), the rider

                                      B-1

     charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation
     Date.

After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed
Amount to the greater of the Contract Value or the current Guaranteed Amount if:

   a. each Contractowner and Annuitant is under age 81; and

   b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in Lincoln SmartSecurity (Reg.
TM) Advantage, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------

      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including)
the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh
Benefit Year anniversary.

Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new
Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other
Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is 5%
of the Guaranteed Amount.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a
Benefit Year, there is no carryover of the extra amount into the next Benefit
Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional
Purchase Payments. For example, if the Maximum Annual Withdrawal amount is
$2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional
Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual
Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
     or

   b. 5% of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year
(including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal Amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account if applicable. See The Contracts - Fixed Side of the Contract.
Withdrawals from IRA contracts will be treated as within the Maximum Annual
Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount)
only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this
Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year
(including the current withdrawal) exceed the Maximum Annual Withdrawal amount:

                                      B-2

1. The Guaranteed Amount is reduced to the lesser of:
     o the Contract Value immediately following the withdrawal; or
     o the Guaranteed Amount immediately prior to the withdrawal; less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the lesser of:
     o the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
     o the greater of:
    o 5% of the reduced Guaranteed Amount immediately following the withdrawal
      (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
     o 5% of the Contract Value immediately following the withdrawal; or
     o the new Guaranteed Amount.

The following example demonstrates the impact of a withdrawal in excess of the
Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum
Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of
$100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the lesser of:

1. Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or

2. The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the
Contract Value following the withdrawal ($2,650); or

3. The new Guaranteed Amount ($53,000).

The lesser of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest
Adjustment on the amount withdrawn from the fixed account. Refer to the
Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:

1. No withdrawals are made before you (and your spouse if a joint life) are age
65; and

2. An Excess Withdrawal (described above) has not reduced the Maximum Annual
Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1. If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual
  Withdrawal amount to equal or increase from the immediately prior Maximum
  Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new
  Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2. The Contractowner makes a one-time election to reset the Maximum Annual
  Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum
  Annual Withdrawal amount, the following must occur:

                                      B-3

   a. the Contractowner (and spouse if applicable) is age 65;

   b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

   c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased Lincoln SmartSecurity
(Reg. TM) Advantage single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to
$95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed
Amount after age 65 (either automatic or Contractowner-elected) causes the
Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual
Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum
Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in
Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the
Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the
Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed
Amount in a lump sum.

Guaranteed Amount Annuity Payment Option. If you desire to annuitize your
Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your
Contract Value). Payment frequencies other than annual may be available.
Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your
Contract Value is less than the Guaranteed Amount (and you don't believe the
Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed
Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. Lincoln SmartSecurity (Reg. TM)
Advantage has no provision for a lump sum payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity (Reg. TM) Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no
Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal
Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under Lincoln SmartSecurity (Reg. TM)
Advantage single life option, the lifetime payout of the Maximum Annual
Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the
Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age
81. This will cause a reset of the Guaranteed Amount and the Maximum Annual
Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5%
of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:

1. the change a reset would cause to the Guaranteed Amount and the Maximum
Annual Withdrawal amount;

                                      B-4

2. whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and

3. the cost of the single life option.

Upon the first death under Lincoln SmartSecurity (Reg. TM) Advantage joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual
Withdrawal amount will continue until the Guaranteed Amount, if any, is zero
(see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal
amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new
Guaranteed Amount. This also starts a new 10-year period of automatic step-ups.
At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:

1. if the reset will cause the Guaranteed Amount and the Maximum Annual
Withdrawal amount to decrease; and

2. if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups will apply to the spouse as the new
Contractowner.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under Lincoln SmartSecurity (Reg. TM) Advantage will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount
(as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted).
Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the
Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider.
If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the
Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the
Contractowner fails to adhere to the Investment Requirements. Lincoln
SmartSecurity (Reg. TM) Advantage will automatically terminate:
o on the Annuity Commencement Date (except payments under the Guaranteed Amount
  Annuity Payment Option will continue if applicable);
o upon the election of i4LIFE (Reg. TM) Advantage;
o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
o upon the last payment of the Guaranteed Amount unless the lifetime Maximum
Annual Withdrawal is in effect;
o when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the
Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase any
Living Benefit Rider available for purchase at that time.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln
SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and transition to i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed
Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM)
Advantage terms and charge in effect for new purchasers of i4LIFE (Reg. TM)
Advantage at the time of the i4LIFE (Reg. TM) Advantage election. i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available for purchasers of Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners may
consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many

                                      B-5

factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living
Benefit Riders - i4LIFE (Reg. TM) Advantage.

4LATER (Reg. TM) Advantage (Managed Risk)

The 4LATER (Reg. TM) Advantage (Managed Risk) rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income
Base which will be used to establish the amount of the Guaranteed Income
Benefit payment upon the election of i4LIFE (Reg. TM) Advantage. If you elect
4LATER (Reg. TM) Advantage (Managed Risk), you must later elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Income Base. The Income Base is an amount used to calculate the Guaranteed
Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER (Reg. TM) Advantage (Managed
Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income
Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates)
in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income
Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase
Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase
Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage
(Managed Risk) will change to the then current charge in effect on the next
Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income
Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200)
and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base.
If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the
Contract Value on each Benefit Year anniversary if:

   a. the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency
     Credits, if any, added on that date, is equal to or greater than the
     Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus
Purchase Payments received in the preceding Benefit Year, will be increased by
5% if:

   a. the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

   b. if there were no withdrawals in the preceding Benefit Year; and

   c. the rider is within the Enhancement Period described below.

                                      B-6

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic
Annual Step-up. If during any Enhancement Period there are no Automatic Annual
Step-ups, the 5% Enhancements will terminate at the end of the Enhancement
Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5%
Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk)
charge could increase to the then current charge at the time of any 5%
Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age
86.

Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the
5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income
Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than
$130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the second
Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the
Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5%
Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following
Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5%
Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):

                                                                                    Potential for
                                        Contract   Income Base with                    Charge
                                          Value     5% Enhancement    Income Base     to Change
                                       ---------- ------------------ ------------- --------------

Initial Purchase Payment $50,000......  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary..........  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary..........  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary..........  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary..........  $64,000         $62,512         $64,000         Yes

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the
Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of
$50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 =
$2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5%
of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage
(Managed Risk) has no provision for a payout of the Income Base or any other
Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER
(Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s)
or 401(a)(9), as amended. See The Contracts - Death Benefit.

                                      B-7

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM)
Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Termination. After the fifth anniversary of the effective date of the 4LATER
(Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements.
4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:
o on the Annuity Commencement Date; or
o upon election of Lincoln Market Select (Reg. TM) Advantage; or
o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
o upon the second death of either the Annuitant or Secondary Life; or
o when the Income Base is reduced to zero due to withdrawals; or
o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for nonqualified contracts); or
o upon termination of the underlying contract.

This termination will not result in any increase in Contract Value equal to the
Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for
Contractowners who transition from 4LATER (Reg. TM) Advantage (Managed Risk).
Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) may purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at
the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage
(Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access
Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain
Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM)
Advantage (Managed Risk) or Account Value to establish the Guaranteed Income
Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM)
Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the fifth Benefit Year anniversary may elect
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) until age
99.

If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE
(Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE
(Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under
Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments.
While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in
effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income
Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE
(Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit
(Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.

                                      B-8
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Appendix C -Charges for Lincoln Market Select (Reg. TM) Advantage Rider
Charges and deductions for Lincoln Market Select (Reg. TM) Advantage riders purchased on or after May 16, 2016 and prior to August 29, 2016 (October 3,
2016 for existing Contractowners). The current initial annual charge rate for riders purchased during this time period is 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option.

Charges and deductions (including examples) for Lincoln Market Select (Reg. TM)
Advantage riders purchased prior to May 16, 2016 (or later if the current version of the Lincoln Market Select (Reg. TM) Advantage is not available in your state).

The initial rider charge is currently equal to an annual rate of 0.95% (0.2375%
quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The guaranteed maximum annual charge for the single life option is 2.25% (0.5625% quarterly) and 2.45% (0.6125% quarterly) for the joint life option. The guaranteed minimum annual charge for both single and joint life options is 0.75% (0.1875% quarterly). The initial annual rate (deducted quarterly) is guaranteed not to change prior to the fifth quarterly anniversary of the rider. Beginning on the fifth quarterly anniversary, the quarterly charge rate may increase or decrease based on a formula that is tied to any change in the Volatility Index (VIX), which is an index of market volatility reported by the Chicago Board Options Exchange ("CBOE"). In general, as volatility increases, the quarterly charge rate increases and as volatility decreases, the quarterly charge rate decreases, subject to the maximums and minimums stated above. The charge rate is calculated using the average value of the VIX over a period of time. The average value of the VIX is determined using the values of the VIX as the close each day of the New York Stock Exchange is open for business, for the three-month period ending on the 14th day of the calendar month just prior to the quarterly rider charge deduction. We reserve the right to substitute this index with another index at any time and in our sole discretion. We will notify you in writing of such a change.

The maximum percentage that the charge rate can increase or decrease from the previously calculation rate is 0.05% for both single and joint life options, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. In addition, an excess volatility charge of
0.25% for both single and joint life options will also apply during times when the average value of the VIX equals or exceeds 50 over the three-month period described above. This excess volatility charge is added to any calculated charge rate, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. (The maximum percentage that the charge rate can change does not apply to the excess volatility charge.)

The quarterly charge rate will be calculated using the following formula:
Initial quarterly rate + ([0.00625%] x (average daily value of the VIX -
[19.00%])). You can find the value of the VIX for any given day by using the
Chicago Board Options Exchange website at www.cboe.com. This calculation does not include any applicable excess volatility charge. The quarterly charge that was deducted for the prior quarter for this rider will appear on your quarterly statement.

The following example shows the calculation of the quarterly charge rate for the single life option beginning on the fifth quarterly anniversary of the rider through the eighth quarterly anniversary. The examples use the formula above and the following charge rates.

Initial Quarterly Charge Rate.................    0.2375%
Guaranteed Maximum Quarterly Charge Rate......    0.5625%
Guaranteed Minimum Quarterly Charge Rate......    0.1875%
Maximum Quarterly Charge Rate Change..........      0.05%
Excess Volatility Charge Rate.................      0.25%

 Quarterly Anniversary   Average Value of the VIX for 3-month period

            1st                            17.23
            2nd                            18.92
            3rd                            25.47
            4th                            19.23
            5th                            17.66
            6th                            39.22
            7th                            51.25
            8th                            26.62

 Quarterly Anniversary   Calculated Quarterly Charge Rate using the formula*   Actual Quarterly Charge Rate

            1st                                  -                                       0.2375%
            2nd                                  -                                       0.2375%
            3rd                                  -                                       0.2375%
            4th                                  -                                       0.2375%
            5th                               0.2291%                                    0.2291%
            6th                               0.3638%                                    0.2791%
            7th                               0.4390%                                    0.5625%
            8th                               0.2851%                                    0.2851%

*This quarterly charge rate is using the formula above, and the result is prior to adjustments for the maximum quarterly charge rate change in addition to the guaranteed maximum and minimum quarterly charge rates, and any charge for excess volatility.

The quarterly charge rate for the first four quarterly anniversaries is
0.2375%. Starting on the fifth quarterly anniversary the quarterly charge rate begins to adjust.

5th Quarterly Anniversary

                                      C-1

The average value of the VIX is 17.66.

Step 1: Calculate the quarterly charge rate using the formula

     0.2375% + [0.00625% x (17.66 - 19.00)]

     0.2375% + [0.00625% x (-1.34)]

     0.2375% + (-0.008375%) = 0.2291%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

   Fourth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2375% - 0.2291% = 0.0084% (a rate change of
   0.0084% is less than the 0.05% maximum quarterly rate change)

   0.2291% is less than the quarterly Guaranteed Maximum Charge rate (0.5625%)
   and greater than the quarterly Guaranteed Minimum Charge rate (0.1875%).

     The actual quarterly charge rate is 0.2291%.

6th Quarterly Anniversary

The average value of the VIX increases to 39.22.

Step 1: Calculate the quarterly charge rate using the formula

     0.2375% + [0.00625% x (39.22 - 19.00)]

     0.2375% + [0.00625% x (20.22)]

     0.2375% + (0.126375%) = 0.3638%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

   Fifth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2291% - 0.3638% = -0.1347% (a rate change of
   -0.1347% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.2791% (5th quarterly anniversary charge rate + 0.05%).

   0.2791% is less than the quarterly guaranteed maximum charge rate (0.5625%)
   and greater than the quarterly guaranteed minimum charge rate (0.1875%).

     The actual quarterly charge rate is 0.2791%.

7th Quarterly Anniversary

The average value of the VIX increases to 51.25. Therefore, because the VIX exceeds 50, the excess volatility charge rate of 0.25% will apply.

Step 1: Calculate the quarterly charge rate based on the formula

     0.2375% + [0.00625% x (51.25 - 19.00)]

     0.2375% + [0.00625% x (32.25)]

     0.2375% + (0.2015625%) = 0.4390%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

   Sixth quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2791% - 0.4390% = -0.1599% (a rate change of
   -0.1599% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.3291% (sixth quarterly anniversary charge rate + 0.05%).

   0.3291% is less than the quarterly guaranteed maximum charge rate (0.5625%)
   and greater than the minimum quarterly charge rate (0.1875%).

Step 3: Add excess volatility charge rate; Determine if quarterly charge rate calculated in Step 2 plus the excess volatility charge rate is at or below the guaranteed maximum quarterly charge rate.

     0.3291% + 0.25% = 0.5791% which exceeds the maximum quarterly rider charge
(0.5625%)

     The actual quarterly charge rate is 0.5625%.

                                      C-2

8th Quarterly Anniversary

The average value of the VIX decreases to 26.62.

Step 1: Calculate the quarterly charge rate based on the formula

     0.2375% + [0.00625% x (26.62 - 19.00)]

     0.2375% + [0.00625% x (7.62)]

     0.2375% + (0.047625%) = 0.2851%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

   Seventh quarterly anniversary charge rate (prior to the excess volatility charge rate) minus quarterly charge rate calculated in Step 1 = 0.3291% -
   0.2851% = 0.044% (a rate change of 0.044% is less than the 0.05% maximum quarterly rate change)

   0.2851% is less than the quarterly guaranteed maximum charge rate (0.5625%)
   and greater than the quarterly guaranteed minimum charge rate (0.1875%).

     The actual quarterly charge rate is 0.2851%.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE (Reg. TM) Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.

                                      C-3

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

Appendix D - Guaranteed Annual Income Percentages For Previous Rider Elections

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime
IncomeSM Advantage 2.0 Guaranteed Annual Income Percentages

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  May 20, 2013 but prior to January 23, 2017:

             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  55 - 58                3.50%                     55 - 58                      3.50%
  59 - 64                4.00%                     59 - 64                      4.00%
    65+                  5.00%                     65 - 74                      4.50%
                                                     75+                        5.00%

Guaranteed Annual Income Percentages by Ages for rider elections on or after
December 3, 2012 but prior to May 20,
                                     2013:

             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------

           55 - 58                          3.50%
           59 - 64                          4.00%
             65+                            5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0

 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------

           55 - 58                          3.00%
           59 - 64                          3.50%
           65 - 69                          4.50%
             70+                            5.00%

*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections prior to
                               December 3, 2012:

             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  55 - 58                4.00%                     55 - 64                      4.00%
    59+                  5.00%                       65+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  55 - 58                3.50%                     55 - 64                      3.50%

                                      D-1

           Single Life Option                                Joint Life Option
-----------------------------------------    --------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
    Age             amount percentage          your spouse's age)         amount percentage
-----------    --------------------------    ---------------------    -------------------------

  59 - 64                4.00%                     65 - 69                      4.50%
  65 - 69                4.50%                       70+                        5.00%
    70+                  5.00%

Lincoln Market Select (Reg. TM) Advantage Guaranteed Annual Income Percentages

Guaranteed Annual Income Percentage by Ages for rider election forms signed between August 29, 2016 and April 14, 2017:

                   Lincoln Market Select (Reg. TM) Advantage

           Single Life Option                                   Joint Life Option
-----------------------------------------    -------------------------------------------------------
                                                      Age
                Guaranteed Annual Income      (younger of you and
    Age                   Rate*               your spouse's age)      Guaranteed Annual Income Rate*
-----------    --------------------------    --------------------    -------------------------------

  55 - 58                3.50%                     55 - 58                        3.50%
  59 - 64                4.00%                     59 - 64                        4.00%
    65+                  5.00%                     65 - 74                        4.50%
                                                     75+                          5.00%

*In order to have received the rates indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above.

                                      D-2

Appendix E - Guaranteed Income Benefit Percentages For Previous Rider Elections

i4LIFE (Reg. TM) Advantage Select Guaranteed Income Benefit elections and for
Contractowners who transition from Lincoln Market Select (Reg. TM) Advantage between August 29, 2016 and April 14, 2017 or 4LATER (Reg. TM) Select Advantage
                 between January 9, 2017 and April 14, 2017.

 Single & Joint Life Option      Single & Joint Life Option
----------------------------    ---------------------------
             Age                      GIB Percentage*
----------------------------    ---------------------------

        Under age 40                       2.50%
           40 - 54                         3.00%
           55 - 58                         3.50%
           59 - 64                         4.00%
           65 - 69                         4.50%
           70 - 79                         5.00%
             80+                           5.50%

*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
      or 4LATER (Reg. TM) Advantage (Managed Risk) prior to May 20, 2013.

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------

         Under age 40                       2.50%
           40 - 54                          3.00%
           55 - 58                          3.50%
           59 - 64                          4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%

* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may
   use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income
   Benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013.

 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------

         Under age 40                       2.00%
           40 - 54                          2.50%
           55 - 58                          3.00%
           59 - 64                          3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%

* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any
   remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the
   Account Value to establish the initial Guaranteed Income Benefit.

                                      E-1

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PART B

The Statement of Additional Information for the American Legacy Series variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-181615) filed on April 12, 2016.

Lincoln National Variable Annuity Account H

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

1. Part A

The Table of Condensed Financial Information is included in Part A of this Registration Statement. (To Be Filed by Amendment)

2. Part B

The following financial statements for the Variable Account are included in Part B of this Registration Statement: (To Be Filed by Amendment)

Statement of Assets and Liabilities - December 31, 2016

Statement of Operations - Year ended December 31, 2016

Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015

Notes to Financial Statements - December 31, 2016

Report of Independent Registered Public Accounting Firm

3. Part B

The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement: (To Be Filed by Amendment)

Consolidated Balance Sheets - Years ended December 31, 2016 and 2015

Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014

Notes to Consolidated Financial Statements - December 31, 2016

Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.

(2) None

(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.

(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(b) Contract Specifications (B Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-170695) filed on June 21, 2011.

(c) Contract Specifications (L Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-170695) filed on June 21, 2011.

(d) Contract Specifications (C Share) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-181615) filed on August 9, 2013.

(e) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(f) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(g) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.

(h) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

          (i) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.

         (j) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.

(k) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(l) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(m) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(n) Variable Annuity Rider (32793HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

(o) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-63505) filed on December 21, 2006.

(p) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

(q) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(r) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-135219) filed on April 10, 2007.

(s) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(t) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

(u) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

(v) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

(w) Variable Annuity Payment Option Rider (i4L-Q) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

(x) Variable Annuity Payment Option Rider (i4L-NQ) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-409370 filed on October 28, 2010.

(y) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.

(z) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(a-2) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(b-2) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(c-2) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(d-2) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(e-2) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(f-2) Guaranteed Income Later Rider (4LATER® Advantage Protected Funds) (AR-547 3-12) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-181612) filed on May 23, 2012.

         (g-2) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-181616) filed on April 8, 2015.

         (h-2) Variable Annuity Living Benefits Rider (Market Select Advantage) (AR-587) incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 333-63505) filed on October 1, 2015.

         (i-2) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.

(5) American Legacy Series Application (AL3B 1/08) incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-18419) filed on April 10, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

(b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment 5 (File No. 333-138190) filed on April 8, 2008.

(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment 40 (File No. 333-40937) filed on April 7, 2010.

(c) Third Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-170529) filed on April 26, 2016.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(b) Fund Participation Agreements among The Lincoln National Life Insurance Company and:

(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.

(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:

(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Scott C. Durocher, Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-181615) filed on August 28, 2012.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (To Be Filed by Amendment)

(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-181615) filed on November 18, 2016.

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

 Name

 Positions and Offices with Depositor

 Ellen G. Cooper*

 Executive Vice President, Chief Investment Officer and Director

 Jeffrey D. Coutts*

 Senior Vice President and Treasurer

 Randal J. Freitag*

 Executive Vice President, Chief Financial Officer and Director

 Wilford H. Fuller*

 Executive Vice President and Director

 Dennis R. Glass*

 President and Director

 Andrea D. Goodrich*

 Senior Vice President and Secretary

 Vacant

 Director

 Christine Janofsky*

 Senior Vice President, Chief Accounting Officer and Controller

 Keith J. Ryan**

 Vice President and Director

 Joseph D. Spada***

 Vice President and Chief Compliance Officer for Separate Accounts

*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

***Principal business address is 350 Church Street, Hartford, Connecticut 06096

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2017 there were 306,847 contract owners under Account H.

Item 28. Indemnification

a) Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

(b) Officers and Directors of Lincoln Financial Distributors, Inc.:

 Name

 Positions and Offices with Underwriter

 Andrew J. Bucklee*

 Senior Vice President and Director

 Patrick J. Caulfield**

 Vice President, Chief Compliance Officer and Senior Counsel

 Jeffrey D. Coutts*

 Senior Vice President and Treasurer

 Wilford H. Fuller*

 President, Chief Executive Officer and Director

 John C. Kennedy*

 Senior Vice President, Head of Retirement Solutions Distribution, and Director

 Thomas P. O'Neill*

 Senior Vice President and Chief Operating Officer

 Christopher P. Potochar*

 Senior Vice President and Director, Head of Finance and Strategy

 Nancy A. Smith*

 Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

(c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 13th day of March, 2017.

 Lincoln National Variable Annuity Account H (Registrant)

 American Legacy® Series

 By:

 /s/ Kimberly A. Genovese

 Kimberly A. Genovese

 Assistant Vice President, The Lincoln National Life Insurance Company

 (Title)

 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

 (Depositor)

 By:

 /s/ Stephen R. Turer

 Stephen R. Turer

 (Signature-Officer of Depositor)

 Senior Vice President, The Lincoln National Life Insurance Company

 (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on March 13, 2017.

 Signature

 Title

 *

 Dennis R. Glass

 President and Director (Principal Executive Officer)

 *

 Ellen Cooper

 Executive Vice President, Chief Investment Officer and Director

 *

 Randal J. Freitag

 Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

 *

 Wilford H. Fuller

 Executive Vice President and Director

 Vacant

 *

 Keith J. Ryan

 Vice President and Director

 *By: /s/ Kimberly A. Genovese

 Kimberly A. Genovese

 Pursuant to a Power of Attorney